Document and Entity Information	6 Months Ended
Jun. 30, 2012
Document And Entity Information
Entity Registrant Name	Pershing Gold Corp.
Entity Central Index Key	0001432196
Document Type	S-1
Document Period End Date	Jun 30, 2012
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Is Entity's Reporting Status Current?	Yes
Entity Filer Category	Smaller Reporting Company

Condensed Consolidated Balance Sheets (Unaudited) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash and cash equivalents	$ 4,041,476	$ 3,670,567	$ 509,550
Marketable securities - trading securities		100,000
Notes receivable, net	500,000
Other receivables	4,934	113,241
Prepaid expenses - current portion	227,475	463,737	49,882
Deferred financing cost		50,919
Due from equity method investor (former Parent Company)		347,335
Assets of discontinued operations - current portion		61,050	1,037,054
Total Current Assets	4,773,885	4,806,849	2,156,486
OTHER ASSETS:
Prepaid expenses - long-term portion		37,759
Property and equipment, net	7,656,876	8,031,103	33,524
Mineral rights	16,786,912	8,501,071
Reclamation bond deposit	4,557,629	4,557,629
Deposits	3,884	51,000
Total Other Assets - Net	29,005,301	21,178,562	621,186
Total Assets	33,779,186	25,985,411	2,777,672
CURRENT LIABILITIES:
Accounts payable and accrued expenses	746,331	821,111	56,479
Senior convertible promissory notes, net of debt discount		1,066,445
Convertible promissory note, net of debt discount		118,487
Note payable - related party, net of debt discount	561,750	510,832
Derivative liability		6,295,400
Liabilities of discontinued operation		21,622	44,850
Total Liabilities	1,308,081	8,833,897	101,329
STOCKHOLDERS' EQUITY :
Common stock ($.0001 Par Value; 500,000,000 Shares Authorized; 256,619,445 shares issued and outstanding as of June 30, 2012; 142,773,113 and 22,135,805 shares issued and outstanding as of December 31, 2011 and 2010, respectively)	25,661	14,277	2,213
Additional paid-in capital	105,660,910	47,114,351	4,749,678
Accumulated deficit	(14,901,794)	(14,901,794)	(2,075,548)
Accumulated deficit since inception of exploration stage (September 1, 2011)	(58,313,672)	(15,074,534)
Total Pershing Gold Corporation Equity	32,471,105	17,152,678	2,676,343
Non-Controlling Interest in Subsidiary		(1,164)
Total Stockholders' Equity	32,471,105	17,151,514	2,676,343
Total Liabilities and Stockholders' Equity	33,779,186	25,985,411	2,777,672
Series A Preferred Stock
STOCKHOLDERS' EQUITY :
Preferred stock
Series B Preferred Stock
STOCKHOLDERS' EQUITY :
Preferred stock		50
Series C Preferred Stock
STOCKHOLDERS' EQUITY :
Preferred stock		328
Series D Preferred Stock
STOCKHOLDERS' EQUITY :
Preferred stock

Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Series A Preferred Stock	Dec. 31, 2011 Series A Preferred Stock	Jun. 30, 2012 Series B Preferred Stock	Dec. 31, 2011 Series B Preferred Stock	Jun. 30, 2012 Series C Preferred Stock	Dec. 31, 2011 Series C Preferred Stock	Jun. 30, 2012 Series D Preferred Stock	Dec. 31, 2011 Series D Preferred Stock
Preferred stock, Par Value (in dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
Preferred stock, Authorized (in shares)	50,000,000	50,000,000	50,000,000	2,250,000	2,250,000	8,000,000	8,000,000	3,284,396	3,284,396	7,500,000	7,500,000
Preferred stock, Issued (in shares)				0	0	0	500,000	0	3,284,396	0	0
Preferred stock, Outstanding (in shares)				0	0	0	500,000	0	3,284,396	0	0
Common stock, Par Value (in dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, Authorized (in shares)	500,000,000	500,000,000	500,000,000
Common stock, issued (in shares)	256,619,445	142,773,113	22,135,805
Common stock, Outstanding (in shares)	256,619,445	142,773,113	22,135,805

Condensed Consolidated Statements of Operations (Unaudited) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011
Income Statement [Abstract]
Net revenues
Operating expenses:
Compensation and related taxes	8,320,213	159,750	1,082,079	14,810,946	264,750	15,893,025	228,333	1,425,451
Exploration cost	1,770,062		1,800,022	3,059,961		4,859,983		2,298,090
Consulting fees	685,949	199,407	5,571,179	1,604,573	387,267	7,175,752	354,090	6,475,520
General and administrative expenses	1,284,812	154,407	1,432,470	2,306,675	326,211	3,739,145	168,842	2,037,692
Total operating expenses	12,061,036	513,564	9,885,750	21,782,155	978,228	31,667,905	751,265	12,236,753
Operating loss from continuing operations	(12,061,036)	(513,564)	(9,885,750)	(21,782,155)	(978,228)	(31,667,905)	(751,265)	(12,236,753)
OTHER INCOME (EXPENSES):
Other income				80,000		80,000
Gain from sale of uranium assets pursuant to an option agreement				930,000		930,000
Gain from sale of subsidiary	2,500,000			2,500,000		2,500,000
Loss from entinguishment of debts				(4,769,776)		(4,769,776)
Change in fair value of derivative liability			6,902,806	(1,454,889)		5,447,917		6,902,806
Loss from disposal of assets	(12,494)		(174,030)	(21,928)		(195,958)		(174,030)
Settlement expense	(4,883,196)		(4,799,000)	(4,883,196)		(9,682,196)		(4,799,000)
Realized gain - trading securities				19,702		19,702
Realized gain - available for sale securities	17,600			340,600		340,600
Share of loss of equity method investee	(83,333)			(83,333)		(83,333)
Interest expense and other finance costs, net of interest income	(8,356)	(322,235)	(4,515,476)	(11,338,774)	(322,235)	(15,854,250)		(5,964,380)
Total other expenses - net	(2,469,779)	(322,235)	(2,585,700)	(18,681,594)	(322,235)	(21,267,294)		(9,232,810)
Loss from continuing operations before provision for income taxes	(14,530,815)	(835,799)	(12,471,450)	(40,463,749)	(1,300,463)	(52,935,199)	(751,265)	(21,469,563)
Provision for income taxes
Loss from continuing operations	(14,530,815)	(835,799)	(12,471,450)	(40,463,749)	(1,300,463)	(52,935,199)	(751,265)	(21,469,563)
Discontinued operations:
(Loss) gain from discontinued operations, net of tax	(124)	(1,681,780)	852,665	(50,298)	(2,505,478)	802,367	(1,271,232)	(3,088,373)
Net loss	(14,530,939)	(2,517,579)	(11,618,785)	(40,514,047)	(3,805,941)	(52,132,832)	(2,022,497)	(24,557,936)
Less: Net loss (income) attributable to non-controlling interest	(1,770)	200,768	(171,353)	(1,164)	200,768	(172,517)		1,164
Net loss attributable to Pershing Gold Corporation	(14,532,709)	(2,316,811)	(11,790,138)	(40,515,211)	(3,605,173)	(52,305,349)	(2,022,497)	(24,556,772)
Preferred deemed dividend	(1,086,000)			(2,702,777)		(5,987,173)
Preferred stock dividends	(12,150)		(3,284,396)	(21,150)		(21,150)		(3,284,396)
Net loss available to common stockholders	$ (15,630,859)	$ (2,316,811)	$ (15,074,534)	$ (43,239,138)	$ (3,605,173)	$ (58,313,672)	$ (2,022,497)	$ (27,841,168)
Loss per common share, basic and diluted:
Loss from continuing operations	$ (0.07)	$ (0.03)	$ (0.1)	$ (0.22)	$ (0.05)	$ (0.33)	$ (0.04)	$ (0.31)
(Loss) income from discontinued operations	$ 0	$ (0.06)	$ 0.01	$ 0	$ (0.1)	$ 0.01	$ (0.07)	$ (0.04)
[EarningsPerShareBasicAndDiluted]	$ (0.07)	$ (0.09)		$ (0.22)	$ (0.15)	$ (0.32)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - Basic and Diluted	208,433,252	28,758,138	128,710,348	180,593,498	25,718,458	159,874,485	18,708,047	70,372,421

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $)	4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss attributable to Pershing Gold Corporation	$ (11,790,138)	$ (40,515,211)	$ (3,605,173)	$ (52,305,349)	$ (2,022,497)	$ (24,556,772)
Adjustments to reconcile net loss to net cash ised in operatimg activities:
Depreciation	325,928	509,260	4,053	835,188	8,928	325,928
Bad debts	500,000	13,333		513,333		500,000
Bad debts in connection with discontinued operations	37,750	61,050	60,794	98,800	70,500	98,544
Amortization of promotional advances			8,643		37,275
Amortization of debt discounts and deferred financing cost	3,949,522	8,100,450	1,308,794	12,049,972		5,233,317
Amortization of prepaid expense in connection with the issuance of common stock issued for prepaid services	116,669		116,665	116,669		280,000
Loss from extinguishment of debts		4,769,776		4,769,776
Change in fair value of derivative liability	(6,902,806)	1,454,889		(5,447,917)		(6,902,806)
Interest expense in connection with the note modification		3,022,186		3,022,186
Interest expense in connection with the conversion of notes payable	230,192			230,192		230,192
Gain from disposal of discontinued operations	(1,134,448)			(1,134,448)		(1,133,448)
Loss from disposal of assets	174,030	21,928		195,958		174,030
Non-controlling interest	171,184	1,164	(200,768)	171,911		(1,164)
Gain from sale of subsidiary		(500,000)		(500,000)
Share of loss of equity method investee		83,333		83,333
Common stock issued for services	837,500	346,361		1,183,861	252,000	837,500
Common stock issued in connection with an employment agreement		1,735,417		1,735,417
Common stock issued and included in settlement expense	4,761,500	4,883,196		9,644,696		4,761,500
Stock-based compensation	2,484,467	12,445,069	400,375	14,929,536	335,833	2,884,841
Gain from sale of uranium assets pursuant to an option agreement		(930,000)		(930,000)
Changes in operating assets and liabilities:
Restricted cash - current portion	1,320,817		(2,185,216)	1,320,817	(560,000)	560,000
Accounts receivable
Other receivables	(13,333)	99,908		86,575		(13,333)
Prepaid expenses - current portion and other current assets	1,869,322	159,837	(278,205)	2,029,159	(49,882)	1,441,141
Assets of discontinued operations - current portion	141,378		(1,569,059)	141,378	(1,005,899)	200,883
Prepaid expenses - long-term portion	4,153	37,759		41,912		4,153
Restricted cash - long-term portion	500,000			500,000	(500,000)	500,000
Deferred financing cost			(25,000)
Deposits		(7,884)	(20,000)	(7,884)		(1,000)
Assets of discontinued operations - long term portion	40,556			40,556	(87,662)	93,809
Accounts payable and accrued expenses	362,946	(16,302)	226,734	347,081	56,479	526,778
Liabilities of discontinued operation	50,352	(21,622)		28,730	44,850	1,257,133
NET CASH USED IN OPERATING ACTIVITIES	(1,962,459)	(4,246,103)	(5,757,363)	(6,208,562)	(3,330,075)	(7,500,568)
CASH FLOWS FROM INVESTING ACTIVITIES:
Advances on note and loan receivable			(18,500)		(123,544)
Acquisition of mining rights		(2,576,400)		(2,576,400)
Advances on loan receivable - related party			(375,726)
Payment received on note receivable		930,000	25,000	930,000
Increase in reclamation bond deposits	(1,715,629)			(1,715,629)		(1,715,629)
Cash acquired from acquisition of business			2,000,100			2,000,100
Net proceeds received from the sale of marketable securities		100,000		100,000
Proceeds from disposal of assets	133,431	70,875		204,306		133,431
Purchase of property and equipment	(66,248)	(215,342)	(3,972)	(281,590)	(42,452)	(70,220)
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(1,648,446)	(1,690,867)	1,626,902	(3,339,313)	(165,996)	(587,804)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock, net of issuance cost	3,177,416	6,307,500	246,000	9,484,916	3,690,349	3,423,416
Proceeds from sale of preferred stock	3,284,396	1,000,000		4,284,396		3,284,396
Proceeds from note payable - related party			2,250,000		468,500	2,250,000
Proceeds from note payable		500,000	2,250,000	500,000		2,250,000
Proceeds from convertible promissory note - related party			100,000			100,000
Proceeds from convertible promissory notes	1,715,604		650,000	1,715,604		2,365,604
Collection on subscription receivable			30			30
Payments on notes payable	(1,866,722)	(1,539,771)		(3,406,493)	(298,935)	(4,076,722)
Advances to parent company	48,745			48,745		(347,335)
Distribution to former parent company		40,150		40,150
Proceeds from related party advances			3,071		163,364
NET CASH PROVIDED BY FINANCING ACTIVITIES	6,359,439	6,307,879	5,499,101	12,667,318	4,005,621	11,249,389
EFFECT OF EXCHANGE RATE ON CASH	1,649		(10,768)	1,649
NET INCREASE IN CASH AND CASH EQUIVALENTS	2,750,183	370,909	1,357,872	3,121,092	509,550	3,161,017
CASH AND CASH EQUIVALENTS- beginning of period	920,384	3,670,567	509,550	920,384		509,550
CASH AND CASH EQUIVALENTS- end of period	3,670,567	4,041,476	1,867,422	4,041,476	509,550	3,670,567
Cash paid for:
Interest		196,102	4,771	528,593	1,065	332,491
Income taxes
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Issuance of common stock for payment of notes payable and accrued interest	1,007,747	8,315,258		9,323,005		1,007,747
Issuance of common stock in connection with the conversion of a promissory note into a current private placement	611,750			611,750		611,750
Common stock issued for prepaid services			280,000			280,000
Issuance of additional notes payable upon assignment of debt		294,285		294,285		8,000,000
Beneficial conversion feature and debt discount in connection with the issuance of convertible promissory notes	1,715,604	168,163	750,000	1,883,767		2,465,604
Debt discount in connection with the issuance of the credit facility agreement and notes payable			1,800,000			1,800,000
Deferred financing cost in connection with the issuance of the credit facility agreement and notes payable			900,000			900,000
Preferred stock deemed dividend	3,284,396	1,616,777		4,901,173		3,284,396
Issuance of common stock for payment of Continental's accrued legal fees		170,614		170,614
Issuance of common stock for payment of accrued dividend		3,601		3,601
Reclassification of derivative liability to equity		7,750,289		7,750,289
Issuance of a note receivable upon sale of subsidary		500,000		500,000
Issuance of a note receivable in connection with sale of uranuim assets pursuant to an option agreement		930,000		930,000
Common stock and warrants issued for acquisition of mining rights		5,709,441		5,709,441
Distribution to former parent company		$ 517,949		$ 517,949

ORGANIZATION AND DESCRIPTION OF BUSINESS	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
ORGANIZATION AND DESCRIPTION OF BUSINESS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Organization

Pershing Gold Corporation  (the “Company”), formerly Sagebrush Gold Ltd., formerly The Empire Sports & Entertainment Holdings Co., formerly Excel Global, Inc. , was incorporated under the laws of the State of Nevada on August 2, 2007. In September 2010, the Company changed its name to The Empire Sports & Entertainment Holdings Co, which was subsequently changed to Sagebrush Gold Ltd. on May 16, 2011. On February 27, 2012, the Company changed its name to Pershing Gold Corporation.  The Company is a gold and precious metals exploration company pursuing exploration and development opportunities primarily in Nevada.  The Company is currently focused on exploration of its Relief Canyon properties in Pershing County in northwestern Nevada.  None of the Company’s properties contain proven and probable reserves, and all of its activities on all of the Company’s properties are exploratory in nature.

On September 29, 2010, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with The Empire Sports & Entertainment, Co. (“Empire”), a privately held Nevada corporation incorporated on February 10, 2010, and the shareholders of Empire (the “Empire Shareholders”). Upon closing of the transaction contemplated under the Exchange Agreement (the “Exchange”), the Empire Shareholders transferred all of the issued and outstanding capital stock of Empire to the Company in exchange for shares of common stock of the Company.  Such Exchange caused Empire to become a wholly-owned subsidiary of the Company.

Prior to the Exchange, the Company was a shell company with no business operations.

The Exchange was accounted for as a reverse-merger and recapitalization. Empire was the acquirer for financial reporting purposes and the Company was the acquired company. Consequently, the assets and liabilities and the operations reflected in the historical financial statements prior to the Exchange were those of Empire and was recorded at the historical cost basis of Empire, and the consolidated financial statements after completion of the Exchange included the assets and liabilities of the Company and Empire, historical operations of Empire and operations of the Company from the closing date of the Exchange.

Empire was incorporated in Nevada on February 10, 2010 to succeed to the business of its predecessor company, Golden Empire, LLC (“Golden Empire”), which was formed and commenced operations on November 30, 2009. Empire was principally engaged in the production and promotion of music and sporting events.  As a result of the Exchange, Empire became a wholly-owned subsidiary of the Company and the Company succeeded to the business of Empire as its sole line of business.

A newly-formed wholly-owned subsidiary, EXCX Funding Corp., a Nevada corporation was formed in January 2011 for the purpose of entering into a Credit Facility Agreement in February 2011 (see Note 9).

On September 1, 2011, the Company exited the sports and entertainment business and disposed of its Empire subsidiary pursuant to a Stock Purchase Agreement by and between the Company, Empire and Concert International Inc. (“CII”) (see Note 3).  Pursuant to the Stock Purchase Agreement, the Company agreed to sell to CII its Empire subsidiary, including the 66.67% equity ownership interest in Capital Hoedown Inc.  (“Capital Hoedown”), for $500,000 payable on March 31, 2012 pursuant to a Senior Promissory Note issued by CII to the Company which bears interest at 8% per annum ( see Note 3).  As a result, on September 1, 2011, Empire and Capital Hoedown are no longer considered subsidiaries of the Company.

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS (continued)

On May 24, 2011, the Company entered into four limited liability company membership interests purchase agreements with the owners of Arttor Gold LLC (“Arttor Gold”).  Each of the owners of Arttor Gold,  sold their interests in Arttor Gold in privately negotiated sales resulting in the Company acquiring 100% of Arttor Gold.  Pursuant to the Agreements, the Company issued 8,000,000 shares of Series B Convertible Preferred Stock and 13,000,000 shares of Common Stock in exchange for 100% membership interests in Arttor Gold.   As a result of this transaction, on May 24, 2011, Arttor Gold became a wholly-owned subsidiary of the Company. Arttor Gold (an exploration stage company), a Nevada limited liability company, was formed and organized on April 28, 2011. Arttor Gold operates as a U.S. based junior gold exploration and mining company.

A newly-formed wholly-owned subsidiary, Noble Effort Gold, LLC, a Nevada limited liability company (“Noble Effort”), was formed in June 2011. A newly-formed wholly-owned subsidiary, Continental Resources Acquisition Sub, Inc., a Florida corporation, was formed in July 2011. A newly-formed wholly-owned subsidiary, Gold Acquisition Corp., a Nevada corporation, was formed in August 2011.

On July 22, 2011, the Company, Continental Resources Acquisition Sub, Inc. (“Acquisition Sub”), and Continental Resources Group, Inc. (“Continental”), entered into an asset purchase agreement and, through the Acquisition Sub, closed on the purchase of substantially all of the assets of Continental  in consideration for (i) shares of the Company’s common stock which was equal to eight shares for every 10 shares of Continental’s common stock outstanding; (ii) the assumption of the outstanding warrants to purchase shares of Continental’s common stock and (iii)  the assumption of Continental’s 2010 Equity Incentive Plan and all options granted and issued thereunder (see Note 4). After giving effect to the foregoing, the Company issued 76,095,214 shares of its Common Stock, 41,566,999 warrants, and 2,248,000 stock options following the transaction.

Consequently, the issuance of 76,095,214 shares of the Company’s common stock to Continental accounted for approximately 67% of the total issued and outstanding stocks of the Company as of July 22, 2011 and the Company became a majority owned subsidiary of Continental. As of June 30, 2012, Continental holds 29.65% of interest in the outstanding common stock of the Company.  Effective February 2012, the Company is considered to be an equity method investee as a result of the decrease in Continental’s ownership interest of less than 50% which is accounted for under equity method of accounting.

On August 30, 2011, the Company, through its newly-formed wholly owned subsidiary, Gold Acquisition Corp. (“Gold Acquisition”) acquired the Relief Canyon Mine (“Relief Canyon”) located in Pershing County, near Lovelock, Nevada, for an aggregate purchase price consisting of: (i) $12,000,000 cash and (ii) $8,000,000 of senior secured convertible promissory notes issued to Platinum Long Term Growth LLC and Lakewood Group LLC. Gold Acquisition, a Nevada corporation was formed in August 2011.

A newly-formed wholly-owned subsidiary, Red Battle Corp. (“Red Battle”), a Delaware corporation, was formed on April 30, 2012 and on May 23, 2012, purchased all of the outstanding membership interests of Arttor Gold and Noble Effort which held the Company’s North Battle Mountain and Red Rock Mineral Prospects. The Company and Red Battle, entered into an Agreement and Plan of Merger on May 24, 2012 with Valor Gold Corp. and Valor Gold Acquisition Corp., a wholly-owned subsidiary of Valor Gold Corp. (see Note 4). As a result of this transaction, Red Battle, together with Arttor Gold and Noble Effort was acquired by Valor Gold in connection with this transaction.

Pershing Royalty Company, a Delaware corporation and a wholly owned subsidiary, formed on May 17, 2012 acquired a 1% royalty on the North Battle Mountain and Red Rock Mineral Prospects pursuant to a Net Smelter Return Production Royalty Agreement (“NSR Agreement”) with Arthur Leger (see Note 4).

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS (continued)

On June 11, 2012, the Company and American Strategic Minerals Corporation (“Amicor”) effected the exercise of an Option Agreement, through the assignment of Acquisition Sub, (see Note 4). As a result of the assignment of Acquisition Sub, the Company divested all of its uranium assets to Amicor.

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Organization

Pershing Gold Corporation  (the “Company”), formerly Sagebrush Gold Ltd., formerly The Empire Sports & Entertainment Holdings Co., formerly Excel Global, Inc. (the “Shell”), was incorporated under the laws of the State of Nevada on August 2, 2007. The Company operated as a web-based service provider and consulting company.  In September 2010, the Company changed its name to The Empire Sports & Entertainment Holdings Co, which was subsequently changed to Sagebrush Gold Ltd. on May 16, 2011. On February 27, 2012, the Company changed its name to Pershing Gold Corporation.

On September 29, 2010, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with The Empire Sports & Entertainment, Co. (“Empire”), a privately held Nevada corporation incorporated on February 10, 2010, and the shareholders of Empire (the “Empire Shareholders”). Upon closing of the transaction contemplated under the Exchange Agreement (the “Exchange”), the Empire Shareholders transferred all of the issued and outstanding capital stock of Empire to the Company in exchange for shares of common stock of the Company.  Such Exchange caused Empire to become a wholly-owned subsidiary of the Company.

At the closing of the Exchange, each share of Empire's common stock issued and outstanding immediately prior to the closing of the Exchange was exchanged for the right to receive one share of the Company's common stock. Accordingly, an aggregate of 19,602,000 shares of the Company's common stock were issued to the Empire Shareholders. Additionally, pursuant to the Agreement of Conveyance, Transfer of Assets and Assumption of Obligations (the “Conveyance Agreement”), the Company's former officers and directors cancelled 17,596,603 of the Company's common stock they owned. Such shares were administratively cancelled subsequent to the Exchange pursuant to the Conveyance Agreement (see below). After giving effect to the cancellation of shares, the Company had a total of 2,513,805 shares of common stock outstanding immediately prior to Closing. After the Closing, the Company had a total of 22,115,805 shares of common stock outstanding, with the Empire Shareholders owning 89% of the total issued and outstanding shares of the Company's common stock.

On October 8, 2010, the Company had administratively entered into a series of agreements with the purpose of transferring certain of the residual assets and liabilities which were owned by the Shell with which the Company did a reverse merger on September 29, 2010. These agreements were effectively consummated on the date of reverse merger. The agreements transferred certain assets and liabilities in connection with a website business to the former shareholders of the Shell in exchange for 17,596,603 shares of the Company's common stock.  Management believes that the fair value of the shares received for those assets and liabilities was not material. The shares were cancelled immediately upon receipt.

Prior to the Exchange, the Company was a shell company with no business operations.

The Exchange was accounted for as a reverse-merger and recapitalization. Empire was the acquirer for financial reporting purposes and the Company was the acquired company. Consequently, the assets and liabilities and the operations reflected in the historical financial statements prior to the Exchange were those of Empire and was recorded at the historical cost basis of Empire, and the consolidated financial statements after completion of the Exchange included the assets and liabilities of the Company and Empire, historical operations of Empire and operations of the Company from the closing date of the Exchange.

Empire was incorporated in Nevada on February 10, 2010 to succeed to the business of its predecessor company, Golden Empire, LLC (“Golden Empire”), which was formed and commenced operations on November 30, 2009. Empire was principally engaged in the production and promotion of music and sporting events. The Company had assumed all assets, liabilities and certain promotion rights agreements entered into by Golden Empire at carrying value of ($30,551) which approximated fair value on February 10, 2010. Golden Empire ceased operations on that date. The results of operations for the period from January 1, 2010 to February 9, 2010 of Golden Empire were not material. Additionally, the services performed by the President of Golden Empire were presented as “Contributed Officer Services” in the Company's Statement of Stockholders' Equity because from January 1, 2010 on, the officer had performed services solely for Empire. As a result of the Exchange, Empire became a wholly-owned subsidiary of the Company and the Company succeeded to the business of Empire as its sole line of business.

A newly-formed wholly-owned subsidiary, EXCX Funding Corp., a Nevada corporation was formed in January 2011 for the purpose of entering into a Credit Facility Agreement in February 2011 (see Note 8).

On April 26, 2011, a shareholder agreement (the “Shareholder Agreement”) was executed and entered into between Empire, Concert International Inc. (“CII”) and Capital Hoedown Inc.  (“Capital Hoedown”). Pursuant to the Shareholder Agreement, Empire has the right to select two directors, and CII has the right to select one director of Capital Hoedown. Based on the Shareholder Agreement, Empire had owned 66.67% and CII had owned 33.33% of the corporate joint venture. Contemporaneously with the execution of the Shareholder Agreement, Empire issued a revolving demand loan to CII and Denis Benoit, up to a maximum amount of $500,000.  Additionally, Empire issued a revolving demand loan to the Company's majority owned subsidiary, Capital Hoedown Inc., up to a maximum amount of $4,000,000 which bears 10% interest per annum and payable on the earlier of the termination date on January 15, 2012 or upon demand by Empire. Such loan to the Company's former majority owned subsidiary, Capital Hoedown Inc., was considered an intercompany transaction and as such was eliminated at consolidation. On September 1, 2011, the Company exited the sports and entertainment business and disposed of its Empire subsidiary pursuant to a Stock Purchase Agreement (the “SPA”) by and between the Company, Empire and CII.  Prior to the purchase, CII was the owner of a 33 1/3% minority interest with Empire in Capital Hoedown, Inc., an Ontario corporation, formed to undertake an event held during August 2011.   Pursuant to the SPA, the Company agreed to sell to CII its Empire subsidiary, including the 66.67% equity ownership interest in Capital Hoedown, for $500,000 payable on March 31, 2012 pursuant to a Senior Promissory Note issued by CII to the Company which bears interest at 8% per annum. As a result, on September 1, 2011, Empire and Capital Hoedown are no longer considered a subsidiary of the Company.

On May 16, 2011, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada in order to change its name to “Sagebrush Gold Ltd.” from “The Empire Sports & Entertainment Holdings Co.”

On May 24, 2011, the Company entered into four limited liability company membership interests purchase agreements (the “Agreements”) with the owners of Arttor Gold LLC (“Arttor Gold”).  Each of the owners of Arttor Gold, (the “Members”) sold their interests in Arttor Gold in privately negotiated sales resulting in the Company acquiring 100% of Arttor Gold.  Pursuant to the Agreements, the Company issued 8,000,000 shares of preferred stock, designated Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and 13,000,000 shares of Common Stock in exchange for 100% membership interests in Arttor Gold.  Each share of Series B Preferred Stock is convertible into one share each of the Company's common stock. Assuming the conversion into Common Stock of the Series B Preferred Stock, the Company has an additional 21,000,000 shares of its Common Stock, on a fully-diluted basis, outstanding following the transaction. As a result of this transaction, on May 24, 2011, Arttor Gold became a wholly-owned subsidiary of the Company. Arttor Gold (an exploration stage company), a Nevada limited liability company, was formed and organized on April 28, 2011. Arttor Gold operates as a U.S. based junior gold exploration and mining company.

A newly-formed wholly-owned subsidiary, Noble Effort Gold, LLC, a Nevada corporation was formed in June 2011.

A newly-formed wholly-owned subsidiary, Continental Resources Acquisition Sub, Inc., a Florida corporation was formed in July 2011.

A newly-formed wholly-owned subsidiary, Gold Acquisition Corp., a Nevada corporation was formed in August 2011.

On July 22, 2011, the Company, Continental Resources Acquisition Sub, Inc., the Company's wholly-owned subsidiary (“Acquisition Sub”), and Continental Resources Group, Inc. (“Continental”), entered into an asset purchase agreement (the “Purchase Agreement”) and, through the Acquisition Sub, closed on the purchase of substantially all of the assets of Continental (the “Asset Sale”) in consideration for (i) shares of the Company's common stock (the “Shares”) which was equal to eight Shares for every 10 shares of Continental's common stock outstanding; (ii) the assumption of the outstanding warrants to purchase shares of Continental's common stock such that the Company shall deliver to the holders of Continental's warrants, warrants to purchase shares of the Company's common stock (the “Warrants”) which was equal to one Warrant to purchase eight shares of the Company's common stock for every warrant to purchase ten shares Continental's common stock outstanding at an exercise price equal to such amount as is required pursuant to the terms of the outstanding warrants, and (iii)  the assumption of Continental's 2010 Equity Incentive Plan and all options granted and issued thereunder such that the Company shall deliver to Continental's option holders, options (the “Options”) to purchase an aggregate of such number of shares of the Company's common stock issuable under the Company's equity incentive plan which shall be equal to one option to purchase eight shares of the Company's common stock for every option to purchase 10 shares of Continental's common stock outstanding with a strike price equal to such amount as is required pursuant to the terms of the outstanding option. Under the terms of the Agreement, the Company purchased from Continental substantially all of its assets, including, but not limited to, 100% of the outstanding shares of common stock of the Continental's wholly-owned subsidiaries (Green Energy Fields, Inc., and ND Energy, Inc.). Upon the closing of the Asset Sale, Acquisition Sub assumed the Assumed Liabilities (as defined in the Agreement) of Continental.

After giving effect to the foregoing, the Company issued 76,095,214 shares of its Common Stock, 41,566,999 stock warrants, and 2,248,000 stock options following the transaction.

Consequently, the issuance of 76,095,214 shares of the Company's common stock to Continental accounted for approximately 67% of the total issued and outstanding stocks of the Company as of July 22, 2011 and the Company became a majority owned subsidiary of Continental, the parent company, (Continental may also be referred to as the “Parent Company”). As of December 31, 2011, Continental holds 53.30% of interest in the Company.

On August 30, 2011, the Company, through its newly-formed wholly owned subsidiary, Gold Acquisition Corp. (“Gold Acquisition”) acquired the Relief Canyon Mine (“Relief Canyon”) located in Pershing County, near Lovelock, Nevada, for an aggregate purchase price consisting of: (i) $12,000,000 cash and (ii) $8,000,000 of senior secured convertible promissory notes issued to Platinum Long Term Growth LLC (“Platinum”) and Lakewood Group LLC (“Lakewood”). Gold Acquisition, a Nevada corporation was formed in August 2011.

On February 27, 2012, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada in order to change its name to “Pershing Gold Corporation” from “Sagebrush Gold Ltd.”

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The condensed consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and present the condensed consolidated financial statements of the Company and its wholly-owned subsidiaries as of June 30, 2012. In the preparation of condensed consolidated financial statements of the Company, intercompany transactions and balances are eliminated and net earnings are reduced by the portion of the net earnings of subsidiaries applicable to non-controlling interests. All adjustments (consisting of normal recurring items) necessary to present fairly the Company's financial position as of June 30, 2012, and the results of operations and cash flows for the six months ended June 30, 2012 have been included. The results of operations for the six months ended June 30, 2012 are not necessarily indicative of the results to be expected for the full year. The accounting policies and procedures employed in the preparation of these condensed consolidated financial statements have been derived from the audited financial statements of the Company for the period ended December 31, 2011, which are contained in Form 10-K as filed with the Securities and Exchange Commission on April 16, 2012. The consolidated balance sheet as of December 31, 2011 was derived from those financial statements.

As reflected in the accompanying consolidated financial statements for the six months ended June 30, 2012, the Company had a net loss attributable to Pershing Gold Corporation of $ 40,515,211 and $4,246,103 of net cash used in operations. However, of the $40,515,211 net loss for the six months ended June 30, 2012, $36,017,412 consisted of non cash expenses such as stock based compensation to certain employees and consultants, change in fair value of derivative liability, amortization of debt discount and deferred financing costs, non- cash interest expense, and loss from extinguishment of debts. At June 30, 2012, the Company had a working capital of $3,465,804. Additionally, at June 30, 2012, the Company had an accumulated deficit of approximately $73.2 million.  As of June 30, 2012, the Company has cash and cash equivalents for a total of approximately $4 million. Additionally, the Company anticipates and intends to sell the remaining shares of Amicor (option consideration) received in January 2012 pursuant to an Option Agreement for the remainder of 2012 to further  increase the Company’s working capital (see Note 5). Based on the Company’s historical use of cash and other mitigating factors, management believes that the Company will meet its expected needs required to support its operations for the next 12 months.

Exploration stage company

On September 1, 2011, the Company exited the sports and entertainment business and disposed of its Empire subsidiary pursuant to a Stock Purchase Agreement. The Company will no longer be engaged in or pursue agreements with artists or athletes for sports and entertainment promotion and events, and will focus its activities exclusively on its new business segment, gold exploration as a junior exploration company. As a result of the Company's focus on gold exploration, the Company is considered an exploration stage company effective September 1, 2011. Accordingly, the Company is an exploration stage company as defined in ASC 915 “Development Stage Entities”.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of estimates

In preparing the condensed consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated balance sheet, and revenues and expenses for the period then ended.  Actual results may differ significantly from those estimates. Significant estimates made by management include, but are not limited to, allowance for bad debts, the useful life of property and equipment, and the assumptions used to calculate fair value of options granted and derivative liability, beneficial conversion on convertible notes payable, capitalized mineral rights, asset valuations, common stock issued for services, common stock issued for conversion of notes and common stock issued in connection with an acquisition.

Non-controlling interests in consolidated financial statements

In December 2007, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 810-10-65, “Non-controlling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51,” (“SFAS No. 160”).  This statement clarifies that a non-controlling (minority) interest in a subsidiary is an ownership interest in the entity that should be reported as equity in the consolidated financial statements. It also requires consolidated net income to include the amounts attributable to both the parent and non-controlling interest, with disclosure on the face of the consolidated income statement of the amounts attributed to the parent and to the non-controlling interest. In accordance with ASC 810-10-45-21, those losses attributable to the parent and the non-controlling interest in subsidiary may exceed their interests in the subsidiary’s equity. The excess and any further losses attributable to the parent and the non-controlling interest shall be attributed to those interests even if that attribution results in a deficit non-controlling interest balance. As of June 30, 2012 and December 31, 2011, the Company recorded a deficit non-controlling interest balance of $0 and $1,164, respectively, in connection with, Secure Energy LLC, the majority-owned subsidiary of ND Energy, Inc. and Green Energy, Inc., as reflected in the accompanying consolidated balance sheets.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when acquired to be cash equivalents. The Company places its cash with a high credit quality financial institution. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. In addition to the basic insurance deposit coverage, the FDIC is providing temporary unlimited coverage for non-interest bearing transaction accounts through December 31, 2012. At June 30, 2012, the Company has not reached bank balances exceeding the FDIC insurance limit on interest bearing accounts. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Marketable securities

Marketable securities consist of the Company’s investment in publicly traded equity securities and are generally restricted for sale under Federal securities laws. The Company’s policy is to liquidate securities received when market conditions are favorable for sale. Since these securities are often restricted, the Company is unable to liquidate them until the restriction is removed. Marketable securities that are bought and held principally for the purpose of selling them in the near term are to be classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings. Pursuant to ASC Topic 320, “Investments –Debt and Equity Securities” the Company’s marketable securities have a readily determinable and active quoted price, such as from NASDAQ, NYSE Euronext, the Over the Counter Bulletin Board, and the OTC Markets Group.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading securities are carried at fair value, with changes in unrealized holding gains and losses included in income and classified within interest and other income, net, in the accompanying consolidated statements of operations.

Available for sale securities are carried at fair value, with changes in unrealized gains or losses are recognized as an element of comprehensive income based on changes in the fair value of the security.  Once liquidated, realized gains or losses on the sale of marketable securities available for sale are reflected in the net income (loss) for the period in which the security was liquidated.

Comprehensive income

Accounting Standards Update (“ASU”) No. 2011-05 amends FASB Codification Topic 220 on comprehensive income (1) to eliminate the current option to present the components of other comprehensive income in the statement of changes in equity, and (2) to require presentation of net income and other comprehensive income (and their respective components) either in a single continuous statement or in two separate but consecutive statements. These amendments do not alter any current recognition or measurement requirements in respect of items of other comprehensive income. The amendments in this Update are to be applied prospectively.

Fair value of financial instruments

The Company adopted Financial Accounting Standards Board (“FASB”) ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”), for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value and expands disclosure about such fair value measurements. The adoption of ASC 820 did not have an impact on the Company’s financial position or operating results, but did expand certain disclosures.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.
The Company analyzes all financial instruments with features of both liabilities and equity under the FASB’s accounting standard for such instruments. Under this standard, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Depending on the product and the terms of the transaction, the fair value of notes payable and derivative liabilities were modeled using a series of techniques, including closed-form analytic formula, such as the Black-Scholes option-pricing model.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table presents a reconciliation of the derivative liability measured at fair value on a recurring basis using significant unobservable input (Level 3) from January 1, 2012 to June 30, 2012:

Conversion feature derivative liability
Balance at January 1, 2012	$6,295,400
Reclassification of derivative liability to equity	(7,750,289)
Change in fair value included in earnings	1,454,889
Balance at June 30, 2012	$-

Investment measured at fair value on a recurring basis:

Fair Value Measurements Using:
	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Marketable securities – available for sale, net of discount for effect of restriction	$-	$-	$-

The Company classifies the investments in marketable securities available for sale as Level 3, adjusted for the effect of restriction. The securities are restricted and cannot be readily resold by the Company absent a registration of those securities under the Securities Act of 1933 as amended (the “Securities Act”) or the availabilities of an exemption from the registration requirements under the Securities Act. As these securities are often restricted, the Company is unable to liquidate them until the restriction is removed. Unrealized gains or losses on marketable securities available for sale are recognized as an element of comprehensive income based on changes in the fair value of the security. Once liquidated, realized gains or losses on the sale of marketable securities available for sale are reflected in our net income for the period in which the security was liquidated. At the end of each period, the Company evaluates the carrying value of the marketable securities for a decrease in value. The Company evaluates the company underlying these marketable securities to determine whether a decline in fair value below the amortized cost basis is other than temporary. If the decline in fair value is judged to be “other- than- temporary”, the cost basis of the individual security shall be written down to fair value as a new cost basis and the amount of the write-down is charged to earnings.

The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, restricted cash, other receivables, prepaid expenses, accounts payable and accrued expenses approximate their estimated fair market value based on the short-term maturity of these instruments. The carrying amount of the note payable at June 30, 2012, approximate their respective fair value based on the Company’s incremental borrowing rate. The Company did not identify any other assets or liabilities that are required to be presented on the consolidated balance sheets at fair value in accordance with the accounting guidance.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Prepaid expenses

Prepaid expenses – current portion of $232,409 and $463,737 at June 30, 2012 and December 31, 2011, respectively, consist primarily of costs paid for future services which will occur within a year. Prepaid expenses include prepayments (in cash and common stock) of public relation services, consulting and business advisory services, and prepaid insurance and mineral lease which are being amortized over the terms of their respective agreements. Prepaid expenses – long term portion of $0 and $37,759 at June 30, 2012 and December 31, 2011, respectively, consisted primarily of costs paid for future mineral lease payments after one year.

Mineral property acquisition and exploration costs

Costs of lease, exploration, carrying and retaining unproven mineral lease properties are expensed as incurred. The Company has chosen to expense all mineral exploration costs as incurred given that it is still in the exploration stage. Once the Company has identified proven and probable reserves in its investigation of its properties and upon development of a plan for operating a mine, it would enter the development stage and capitalize future costs until production is established. When a property reaches the production stage, the related capitalized costs will be amortized, using the units-of-production method over the estimated life of the probable-proven reserves. When the Company has capitalized mineral properties, these properties will be periodically assessed for impairment of value and any diminution in value. To date, the Company has not established the commercial feasibility of any exploration prospects; therefore, all costs are being expensed. During the six months ended June 30, 2012, the Company incurred exploration cost of $3,059,961.

ASC 930-805, states that mineral rights consist of the legal right to explore, extract, and retain at least a portion of the benefits from mineral deposits. Mining assets include mineral rights. Acquired mineral rights are considered tangible assets under ASC 805. ASC 805 requires that mineral rights be recognized at fair value as of the acquisition date. As a result, the direct costs to acquire mineral rights are initially capitalized as tangible assets. Mineral rights include costs associated with acquiring patented and unpatented mining claims. ASC 930-805-30-1 and 30-2 provides that in fair valuing mineral assets, an acquirer should take into account both:

•	The value beyond proven and probable reserves ("VBPP") to the extent that a market participant would include VBPP in determining the fair value of the assets.
•	The effects of anticipated fluctuations in the future market price of minerals in a manner that is consistent with the expectations of market participants.

In order to fair value the mineral rights acquired, management utilized a compilation and review report prepared by a third-party which documented the estimated, indicated and inferred mineral resources related to the Relief Canyon Mine property. Based on these findings, management determined that the fair value of the acquired mineral right amounted to $8,501,071 in connection with the acquisition of the Relief Canyon Mine Property. In addition, in February 2012, the Company acquired certain unpatented mining claims from Silver Scott Mines Inc. for a purchase price of $550,000. On April 5, 2012, the Company acquired from Victoria Gold Corporation (“Victoria Gold”) rights to approximately 13,300 acres of unpatented mining claims and private lands adjacent to the Relief Canyon Mine property. The Company paid Victoria Gold $2.0 million in cash, 10 million shares of the Company’s common stock, warrants to purchase 5 million shares of the Company’s common stock at $0.60 per share, exercisable at any time on or prior to April 5, 2014, and 2% net smelter return royalty (see Note 14).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company has recorded the acquired mineral right’s fair value as mineral rights on the condensed consolidated balance sheet as a separate component of property, plant and equipment. If proven and probable reserves are established for the property and it has been determined that a mineral property can be economically developed, costs will be amortized using the units-of-production method over the estimated life of the probable reserve. For mineral rights in which proven and probable reserves have not yet been established, the Company assesses the carrying values for impairment at the end of each reporting period and whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

On June 30, 2012, based on managements’ review of the carrying value of mineral rights related to the acquisition of such mineral rights, management determined that there is no evidence that these acquired mineral rights will not be fully recovered and accordingly, the Company has determined that no adjustment to the carrying value of mineral rights was required.

As of the date of these consolidated financial statements, the Company has not established any proven or probable reserves on its mineral properties and incurred only acquisition and exploration costs.

Property and equipment

Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. Depreciation is calculated on a straight-line basis over the estimated useful life of the assets, generally one to twenty five years.

Impairment of long-lived assets

The Company accounts for the impairment or disposal of long-lived assets according to the ASC 360 “Property, Plant and Equipment”.  The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of long-lived assets, including mineral rights, may not be recoverable.  Long-lived assets in the exploration stage are monitored for impairment based on factors such as the Company's continued right to explore the area, exploration reports, assays, technical reports, drill results and the Company's continued plans to fund exploration programs on the property, whether sufficient work has been performed to indicate that the carrying amount of the mineral property cost carried forward as an asset will not be fully recovered, even though a viable mine has been discovered. The tests for long-lived assets in the exploration stage would be monitored for impairment based on factors such as current market value of the long-lived assets and results of exploration, future asset utilization, business climate, mineral prices and future undiscounted cash flows expected to result from the use of the related assets. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated future net undiscounted cash flows expected to be generated by the asset. When necessary, impaired assets are written down to estimated fair value based on the best information available. Estimated fair value is generally based on either appraised value or measured by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The Company did not consider it necessary to record any impairment charges of long-lived assets at June 30, 2012 and December 31, 2011, respectively.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and other intangible assets

In accordance with ASC 350- 30-65, the Company assesses the impairment of identifiable intangibles whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers to be important which could trigger an impairment review include the following:

1.	Significant underperformance relative to expected historical or projected future operating results;
2.	Significant changes in the manner of use of the acquired assets or the strategy for the overall business; and
3.	Significant negative industry or economic trends.

When the Company determines that the carrying value of intangibles may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows.

Environmental remediation liability

The Company has posted bonds with the United States Department of the Interior Bureau of Land Management (“BLM”) as required by the State of Nevada in an amount equal to the maximum cost to reclaim land disturbed in its mining process. The Company posted a reclamation bond deposit of $4,557,629 to provide surface reclamation coverage for the Relief Canyon Mine, as required by the BLM to secure remediation costs if the project is abandoned or closed. Due to its investment in the bond and the close monitoring of the BLM Nevada State Office, the Company believes that it has adequately mitigated any liability that could be incurred by the Company to reclaim lands disturbed in its mining process.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes.   Under ASC Topic 740, deferred tax assets are recognized for future deductible temporary differences and for tax net operating loss and tax credit carry-forwards, and deferred tax liabilities are recognized for temporary differences that will result in taxable amounts in future years. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. A valuation allowance is provided to offset the net deferred tax asset if, based upon the available evidence, management determines that it is more likely than not that some or all of the deferred tax asset will not be realized.

ASC Topic 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740, also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company may, from time to time, be assessed interest and/or penalties by taxing jurisdictions, although any such assessments historically have been minimal and immaterial to its financial results. In the event the Company has received an assessment for interest and/or penalties, it has been classified in the statements of operations as other general and administrative costs.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basic and Diluted Net Loss per Share

Net loss per common share is calculated in accordance with ASC Topic 260: Earnings Per Share (“ASC 260”). Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. The computation of diluted net loss per share does not include dilutive common stock equivalents in the weighted average shares outstanding as they would be anti-dilutive.

The following table sets forth the computation of basic and diluted loss per share:

	For the Three Months ended June 30, 2012	For the Three Months ended June 30, 2011	For the Six Months ended June 30, 2012	For the Six Months ended June 30, 2011
Numerator:
Loss from continuing operations	$(14,530,815)	$(835,799)	$(40,463,749)		$(1,300,463)
Loss from discontinued operations	$(124)	$(1,681,780)	$(50,298)		$(2,505,478)

Denominator:
Denominator for basic and diluted loss per share
(weighted-average shares)	208,433,252	28,758,138	180,593,498		25,718,458

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.07)	$(0.03)	$(0.22)	$	(0.05)
Loss from discontinued operations	$(0.00)	$(0.06)	$(0.00)		$(0.10)

The following were excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact on our loss from continuing operations and loss from discontinued operations. In periods where the Company has a net loss, all dilutive securities are excluded.

	June 30, 2012	June 30, 2011
Common stock equivalents:
Stock options	34,848,000	2,600,000
Stock warrants	12,222,188	-
Convertible preferred stock	-	8,750,000
Convertible promissory notes embedded conversion feature	-	750,000
Total	47,070,188	12,100,000

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the consolidated financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to ASC Topic 505-50, for share-based payments to consultants and other third-parties, compensation expense is determined at the “measurement date.” The expense is recognized over the vesting period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain. The Company initially records compensation expense based on the fair value of the award at the reporting date.

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions.

Recent accounting pronouncements

Accounting standards that have been issued or proposed by the FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and present the consolidated financial statements of the Company and its wholly-owned subsidiaries as of December 31, 2011. In the preparation of consolidated financial statements of the Company, intercompany transactions and balances are eliminated and net earnings are reduced by the portion of the net earnings of subsidiaries applicable to non-controlling interests.

At September 30, 2011, the Company had in its Quarterly Report on Form 10-Q/A an explanatory paragraph in respect to the substantial doubt of the Company's ability to continue as a going concern even though it had raised approximately $5.2 million through the sale of its common stock and preferred stock and approximately $7 million from issuance of convertible notes. As reflected in the accompanying consolidated financial statements for the year ended December 31, 2011, the Company had a net loss of $ 24,557,936 and $7,500,568 of net cash used in operations. At December 31, 2011the Company had a working capital deficiency of $4,027,048. Additionally at December 31, 2011, the Company had an accumulated deficit of approximately $30 million. However, of the $24,557,936 of net loss for the year ended December 31, 2011, $12,486,640 consisted of non cash expenses such as stock based compensation to certain employees and consultants, derivative expense, amortization of debt discount, and non- cash interest and settlement expense. As of December 31, 2011, the Company has cash and cash equivalents for a total of approximately $3.7 million. Between January 2012 and March 2012, the Company has received additional gross proceeds by way of private offering of approximately $775,000, collection of a note receivable for $930,000, issuance of a note payable of $500,000 and sale of a portion of the option consideration related to an option agreement for $355,000 (see Note 16). In addition on April 2, 2012, the Company sold 4,300,000 shares of common stock to certain investors for an aggregate purchase price of $1,505,000. The Company anticipates selling the remaining option consideration received in January 2012 for the remainder of 2012 to increase the Company's working capital. Based on the Company's historical use of cash and other mitigating factors, management believes that the Company has met its expected needs required to support its operations for the next 12 months.

Exploration Stage Company

On September 1, 2011, the Company exited the sports and entertainment business and disposed of its Empire subsidiary pursuant to a Stock Purchase Agreement. The Company will no longer be engaged in or pursue agreements with artists or athletes for sports and entertainment promotion and events, and will focus its activities exclusively on its new business segment, gold exploration as a junior exploration company. As a result of the Company's focus on gold exploration, the Company is considered an exploration stage company effective September 1, 2011. Accordingly, the Company is an exploration stage company as defined in ASC 915 “Development Stage Entities”.

Use of Estimates and Assumptions

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated balance sheet, and revenues and expenses for the period then ended.  Actual results may differ significantly from those estimates. Significant estimates made by management include, but are not limited to, allowance for bad debts, the useful life of property and equipment, the fair values of certain promotional contracts and the assumptions used to calculate fair value of options granted and derivative liability, beneficial conversion on convertible notes payable,  capitalized mineral rights, asset valuations, common stock issued for services and common stock issued in connection with an acquisition.

Non-controlling interests in consolidated financial statements

In December 2007, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 810-10-65, “Non-controlling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51,” (“SFAS No. 160”).  This statement clarifies that a non-controlling (minority) interest in a subsidiary is an ownership interest in the entity that should be reported as equity in the consolidated financial statements. It also requires consolidated net income to include the amounts attributable to both the parent and non-controlling interest, with disclosure on the face of the consolidated income statement of the amounts attributed to the parent and to the non-controlling interest. In accordance with ASC 810-10-45-21, those losses attributable to the parent and the non-controlling interest in subsidiary may exceed their interests in the subsidiary's equity. The excess and any further losses attributable to the parent and the non-controlling interest shall be attributed to those interests even if that attribution results in a deficit non-controlling interest balance. As of December 31, 2011, the Company recorded a deficit non-controlling interest balance of $1,164 in connection with a majority-owned subsidiary of ND Energy, Inc. and Green Energy, Inc. (Secure Energy LLC), as reflected in the accompanying consolidated balance sheets.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when acquired to be cash equivalents. The Company places its cash with a high credit quality financial institution. The Company's account at this institution is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. In addition to the basic insurance deposit coverage, the FDIC is providing temporary unlimited coverage for non-interest bearing transaction accounts through December 31, 2012. At December 31, 2011, the Company has not reached bank balances exceeding the FDIC insurance limit on interest bearing accounts. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Marketable securities

Marketable securities that the Company invests in publicly traded equity securities and are generally restricted for sale under Federal securities laws. The Company's policy is to liquidate securities received when market conditions are favorable for sale. Since these securities are often restricted, the Company is unable to liquidate them until the restriction is removed. Marketable securities that are bought and held principally for the purpose of selling them in the near term are to be classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings. Pursuant to ASC Topic 320, “Investments –Debt and Equity Securities” the Company's marketable securities have a readily determinable and active quoted price, such as from NASDAQ, NYSE Euronext, the Over the Counter Bulletin Board, and the OTC Markets Group (formerly known as the Pink Sheets). Trading securities are carried at fair value, with changes in unrealized holding gains and losses included in income and classified within interest and other income, net, in the accompanying consolidated statements of operations.

Foreign currency translation

The Company's reporting currency is the U.S. dollar. The functional currency of the parent company is the U.S. dollar and the functional currency of the Company's former majority owned subsidiary, Capital Hoedown, is the Canadian dollar (“CAN”), the official currency of Canada. Capital accounts of the consolidated financial statements are translated into United States dollars from CAN at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of the balance sheet dates. Income and expenditures are translated at the average exchange rates for the year ended December 31, 2011. A summary of the conversion rates for the periods presented is as follows:

December 31, 2011
Period end CAN: U.S. dollar exchange rate	0.9804
Average twelve month period CAN: U.S. dollar exchange rate	1.0115

Fair value of financial instruments

Effective February 10, 2010, the Company adopted FASB ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”), for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value and expands disclosure about such fair value measurements. The adoption of ASC 820 did not have an impact on the Company's financial position or operating results, but did expand certain disclosures.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity's own assumptions.
The Company analyzes all financial instruments with features of both liabilities and equity under the FASB's accounting standard for such instruments. Under this standard, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Depending on the product and the terms of the transaction, the fair value of notes payable and derivative liabilities were modeled using a series of techniques, including closed-form analytic formula, such as the Black-Scholes option-pricing model.

The following table presents a reconciliation of the derivative liability measured at fair value on a recurring basis using significant unobservable input (Level 3) from January 1, 2011 to December 31, 2011:

Conversion feature derivative liability
Balance at January 1, 2011	$-
Recognition of derivative liability	13,198,206
Change in fair value included in earnings	(6,902,806)
Balance at December 31, 2011	$6,295,400

Investment measured at fair value on a recurring basis:

	Fair Value Measurements Using:
	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Marketable securities –trading	$100,000	$-	$-

The Company categorizes the securities as trading securities.  The Company's investments in publicly traded equity securities are classified as Level 1 assets as their fair values are readily determinable and based on quoted market prices. Unrealized gains or losses on marketable securities -trading are included in earnings.

The carrying amounts reported in the balance sheet for cash and cash equivalents, restricted cash, other receivables, prepaid expenses, accounts payable and accrued expenses approximate their estimated fair market value based on the short-term maturity of these instruments. The carrying amount of the convertible promissory note and notes payable at December 31, 2011, approximate their respective fair value based on the Company's incremental borrowing rate. The Company did not identify any other assets or liabilities that are required to be presented on the consolidated balance sheets at fair value in accordance with the accounting guidance.

Restricted cash

The Company considers cash that was held as a compensating balance for letter of credit arrangements.

Restricted cash – current and long term portion, consisted of the following:

	December 31, 2011	December 31, 2010
Letter of credit arrangements – current portion	$-	$560,000
Letter of credit arrangements – long-term portion	-	500,000
	$-	$1,060,000

During the period ended December 31, 2010, letter of credit arrangements were held primarily in certificates of deposit as security in accordance with the terms of the employment agreements with the Company's former Chief Executive Officer and Executive Vice President. The letter of credit may be reduced after six months, and after each six month period thereafter, in increments of $250,000. Restricted cash long-term portion during the period ended December 31, 2010 represents the amount that may be reduced after 1 year. These letter of credit arrangements were terminated during third quarter of fiscal 2011.

Prepaid expenses

Prepaid expenses – current portion of $463,737 and $49,882 at December 31, 2011 and 2010, respectively, consist primarily of costs paid for future services which will occur within a year. Prepaid expenses include prepayments (in cash and common stock) of public relation services, consulting and business advisory services, and prepaid insurance and mineral lease which are being amortized over the terms of their respective agreements. Prepaid expenses – long term portion of $37,759 and $0 at December 31, 2011 and 2010, respectively, consist primarily of costs paid for future mineral lease payments after one year.

Mineral property acquisition and exploration costs

Costs of lease, exploration, carrying and retaining unproven mineral lease properties are expensed as incurred. The Company has chosen to expense all mineral exploration costs as incurred given that it is still in the exploration stage. Once the Company has identified proven and probable reserves in its investigation of its properties and upon development of a plan for operating a mine, it would enter the development stage and capitalize future costs until production is established. When a property reaches the production stage, the related capitalized costs will be amortized, using the units-of-production method over the estimated life of the probable-proven reserves. When the Company has capitalized mineral properties, these properties will be periodically assessed for impairment of value and any diminution in value. To date, the Company has not established the commercial feasibility of any exploration prospects; therefore, all costs are being expensed. During the year ended December 31, 2011, the Company incurred exploration cost of $2,298,090.

ASC 930-805, states that mineral rights consist of the legal right to explore, extract, and retain at least a portion of the benefits from mineral deposits. Mining assets include mineral rights. Acquired mineral rights are considered tangible assets under ASC 805. ASC 805 requires that mineral rights be recognized at fair value as of the acquisition date. As a result, the direct costs to acquire mineral rights are initially capitalized as tangible assets. Mineral rights include costs associated with acquiring patented and unpatented mining claims. ASC 930-805-30-1 and 30-2 provides that in fair valuing mineral assets, an acquirer should take into account both:

•	The value beyond proven and probable reserves ('VBPP") to the extent that a market participant would include VBPP in determining the fair value of the assets.
•	The effects of anticipated fluctuations in the future market price of minerals in a manner that is consistent with the expectations of market participants.

In order to fair value the mineral rights acquired, management utilized a compilation and review report prepared by a third-party which documented the estimated indicated and inferred mineral resources related to the Relief Canyon Mine property. Based on these findings, management determined that the fair value of the acquired mineral right amounted to $8,501,071 in connection with the acquisition of the Relief Canyon Mine Property (see Note 3). The Company has recorded the acquired mineral right's fair value as mineral rights on the consolidated balance sheet as a separate component of property, plant and equipment. If proven and probable reserves are established for the property and it has been determined that a mineral property can be economically developed, costs will be amortized using the units-of-production method over the estimated life of the probable reserve. For mineral rights in which proven and probable reserves have not yet been established, the Company assesses the carrying values for impairment at the end of each reporting period and whenever events or changes in circumstances indicate that the carrying value may not be recoverable.  On December 31, 2011, based on managements' review of the carrying value of mineral rights related to the acquisition of Relief Canyon Mine, management determined that there is no evidence that this acquired mineral rights will not be fully recovered and accordingly, the Company has determined that no adjustment to the carrying value of mineral rights related to the acquisition of Relief Canyon Mine was required.

As of the date of these consolidated financial statements, the Company has not established any proven or probable reserves on its mineral properties and incurred only acquisition and exploration costs.

Property and equipment

Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. Depreciation is calculated on a straight-line basis over the estimated useful life of the assets, generally one to twenty five years.

Impairment of long-lived assets

The Company accounts for the impairment or disposal of long-lived assets according to the ASC 360 “Property, Plant and Equipment”.  The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of long-lived assets, including mineral rights, may not be recoverable..Long-lived assets in the exploration stage are monitored for impairment based on factors such as the Company's continued right to explore the area, exploration reports, assays, technical reports, drill results and the Company's continued plans to fund exploration programs on the property, whether sufficient work has been performed to indicate that the carrying amount of the mineral property cost carried forward as an asset will not be fully recovered, even though a viable mine has been discovered. The tests for long-lived assets in the exploration stage that would have a value beyond proven and probable reserves would be monitored for impairment based on factors such as current market value of the long-lived assets and results of exploration, future asset utilization, business climate, mineral prices and future undiscounted cash flows expected to result from the use of the related assets. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated future net undiscounted cash flows expected to be generated by the asset, including evaluating its reserves beyond proven and probable amounts. When necessary, impaired assets are written down to estimated fair value based on the best information available. Estimated fair value is generally based on either appraised value or measured by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The Company did not consider it necessary to record any impairment charges of long-lived assets for the year ended December 31, 2011 and for the period from February 10, 2010 (inception) to December 31, 2010.

Goodwill and other intangible assets

In accordance with ASC 350- 30-65, the Company assesses the impairment of identifiable intangibles whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers to be important which could trigger an impairment review include the following:

1.	Significant underperformance relative to expected historical or projected future operating results;

2.	Significant changes in the manner of use of the acquired assets or the strategy for the overall business; and
3.	Significant negative industry or economic trends.

When the Company determines that the carrying value of intangibles may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows.

Environmental remediation liability

The Company has posted bonds with the United States Department of the Interior Bureau of Land Management (“BLM”) as required by the State of Nevada in an amount equal to the maximum cost to reclaim land disturbed in its mining process. The Company posted a reclamation bond deposit of $4,557,629 to provide surface reclamation coverage for the Relief Canyon Mine, as required by the BLM to secure remediation costs if the project is abandoned or closed. Due to its investment in the bond and the close monitoring of the BLM Nevada State Office, the Company believes that it has adequately mitigated any liability that could be incurred by the Company to reclaim lands disturbed in its mining process. The Company also posted a surface management bond with BLM for a total of $50,000 for its two wholly owned subsidiaries, Arttor Gold and Noble Effort Gold LLC and was included in deposits as reflected in the accompanying consolidated balance sheets.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes.   Under ASC Topic 740, deferred tax assets are recognized for future deductible temporary differences and for tax net operating loss and tax credit carry-forwards, and deferred tax liabilities are recognized for temporary differences that will result in taxable amounts in future years. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. A valuation allowance is provided to offset the net deferred tax asset if, based upon the available evidence, management determines that it is more likely than not that some or all of the deferred tax asset will not be realized.

ASC Topic 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740, also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company may, from time to time, be assessed interest and/or penalties by taxing jurisdictions, although any such assessments historically have been minimal and immaterial to its financial results. In the event the Company has received an assessment for interest and/or penalties, it has been classified in the statements of operations as other general and administrative costs.

Advertising

Advertising is expensed as incurred. For the year ended December 31, 2011, advertising expense totaled $441,064 and for the period from February 10, 2010 (inception) to December 31, 2010, advertising expense totaled $41,003. Such expense is included in loss from discontinued operations on the accompanying consolidated statement of operations.

Basic and Diluted Net Loss per Share

Net loss per common share is calculated in accordance with ASC Topic 260: Earnings Per Share (“ASC 260”). Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. The computation of diluted net loss per share does not include dilutive common stock equivalents in the weighted average shares outstanding as they would be anti-dilutive. The following table sets forth the computation of basic and diluted loss per share:

	For the year ended December 31, 2011	For the period from February 10, 2010(Inception) to December 31, 2010
Numerator:
Loss from continuing operations	$(21,469,563)		$(751,265)
Loss from discontinued operations	$(3,088,373)		$(1,271,232)

Denominator:
Denominator for basic and diluted loss per share
(weighted-average shares)	70,372,421		18,708,047

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.31)	$	(0.04)
Loss from discontinued operations	$(0.04)	$	(0.07)

The following were excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact on our loss from continuing operations and loss from discontinued operations. In periods where the Company has a net loss, all dilutive securities are excluded.

	December 31, 2011	December 31, 2010
Common stock equivalents:
Stock options	3,548,000	2,850,000
Stock warrants	35,603,142	-
Convertible preferred stock	8,710,990	-
Convertible promissory notes embedded conversion feature	22,030,656	-
	69,892,788	2,850,000

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the consolidated financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

Pursuant to ASC Topic 505-50, for share-based payments to consultants and other third-parties, compensation expense is determined at the “measurement date.” The expense is recognized over the vesting period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain. The Company initially records compensation expense based on the fair value of the award at the reporting date.

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions.

Recent Accounting Pronouncements

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU No. 2011-04”). ASU No. 2011-04 provides guidance which is expected to result in common fair value measurement and disclosure requirements between U.S. GAAP and IFRS. It changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. It is not intended for this update to result in a change in the application of the requirements in Topic 820. The amendments in ASU No. 2011-04 are to be applied prospectively. ASU No. 2011-04 is effective for public companies for interim and annual periods beginning after December 15, 2011. Early application is not permitted. This update does not have a material impact on the Company's consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU No. 2011-05”). In ASU No. 2011-05, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in ASU No. 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. They also do not change the presentation of related tax effects, before related tax effects, or the portrayal or calculation of earnings per share. The amendments in ASU No. 2011-05 should be applied retrospectively. The amendment is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. This update does not have a material impact on the Company's consolidated financial statements.

In September 2011, the FASB issued ASU No. 2011-08 – Intangibles – Goodwill and Other (ASC Topic 350) – Testing of Goodwill for Impairment. This ASU simplifies how entities test goodwill for impairment. The amendments under this ASU permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. If an entity concludes that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it would not be required to perform the two-step impairment test for that reporting unit. This ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. This update does not have a material impact on the Company's consolidated financial statements.

On December 31, 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the ASU requires disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The ASU is effective for annual reporting periods beginning on or after January 1, 2013. The Company is currently evaluating the impact, if any, that these updates will have on its financial condition, results of operations and cash flows. This update is not expected to have a material impact on the Company's consolidated financial statements.

DISCONTINUED OPERATIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

NOTE 3 – DISCONTINUED OPERATIONS

In September 2011, the Company decided to discontinue its sports and entertainment business and prior periods have been restated in the Company’s consolidated financial statements and related footnotes to conform to this presentation. On September 1, 2011, the Company disposed its Empire subsidiary pursuant to a stock purchase agreement by and between the Company, Empire and CII (see Note 1). Prior to the purchase, CII was the owner of a 33 1/3% minority interest with Empire in Capital Hoedown, Inc., an Ontario corporation, formed to undertake an event held during August 2011. Pursuant to the stock purchase agreement, the Company agreed to sell Empire to CII its Empire subsidiary, including the 66.67% equity ownership interest in Capital Hoedown, for $500,000 payable on June 30, 2012 pursuant to a Senior Promissory Note issued by CII to the Company which bears interest at 8% per annum. As a result, on September 1, 2011, Empire and Capital Hoedown are no longer considered subsidiaires of the Company. As of June 30, 2012, the Company has not collected such note from CII. Accordingly, as of June 30, 2012 and December 31, 2011, this note receivable, net of allowance for bad debt of $500,000, amounted to $0.

The remaining assets and liabilities of discontinued operations are presented in the balance sheet under the caption “Assets and Liabilities of discontinued operation" and relates to the discontinued operations of the sports and entertainment business.  The carrying amounts of the major classes of these assets and liabilities are summarized as follows:

	June 30, 2012	December 31, 2011
Assets:
Accounts receivable, net	$-	$44,300
Notes and loan receivable	-	16,750
Assets of discontinued operations	-	61,050

Liabilities:
Accounts payables and accrued expenses	$-	$21,622
Liabilities of discontinued operations	$-	$21,622

NOTE 3 – DISCONTINUED OPERATIONS (continued)

The following table sets forth for the six months ended June 30, 2012 and 2011 indicated selected financial data of the Company’s discontinued operations of its sports and entertainment business.

	For the Three Months ended June 30, 2012	For the Three Months ended June 30, 2011	For the Six Months ended June 30, 2012	For the Six Months ended June 30, 2011
Revenues	$-	$214,584	$-	$327,336
Cost of sales	-	135,332	-	194,391
Gross profit	-	79,252	-	132,945
Operating and other non-operating expenses	(124)	(1,761,032)	(50,298)	(2,638,423)

Loss from discontinued operations	$(124)	$(1,681,780)	$(50,298)	$(2,505,478)

NOTE 3 – DISCONTINUED OPERATIONS

Other accounting standards that have been issued or proposed by the FASB that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption.

In September 2011, the Company decided to discontinue its sports and entertainment business and prior periods have been restated in the Company's consolidated financial statements and related footnotes to conform to this presentation. As a result, the Company will no longer be engaged in or pursue agreements with artists or athletes for sports and entertainment promotion and events, and will focus its activities exclusively on its new business segment, gold exploration as a junior exploration company. On September 1, 2011, the Company disposed its Empire subsidiary pursuant to a Stock Purchase Agreement (the “SPA”) by and between the Company, Empire and CII. Prior to the purchase, CII was the owner of a 33 1/3% minority interest with Empire in Capital Hoedown, Inc., an Ontario corporation, formed to undertake an event held during August 2011. Pursuant to the SPA, the Company agreed to sell Empire to CII its Empire subsidiary, including the 66.67% equity ownership interest in Capital Hoedown, for $500,000 payable on March 31, 2012 pursuant to a Senior Promissory Note issued by CII to the Company which bears interest at 8% per annum. As a result, on September 1, 2011, Empire and Capital Hoedown are no longer considered a subsidiary of the Company. As of December 31, 2011, note receivable, net of allowance for bad debt of $500,000, amounted to $0 and interest receivable of $13,333 was included in other receivables.

The remaining assets and liabilities of discontinued operations are presented in the balance sheet under the caption “Assets and Liabilities of discontinued operation" and relates to the discontinued operations of the sports and entertainment business.  The carrying amounts of the major classes of these assets and liabilities as of December 31, 2011 and 2010 are summarized as follows:

	December 31, 2011	December 31, 2010
Assets:
Accounts receivable, net (1)	$44,300	$293,990
Notes and loan receivable (2)	16,750	123,544
Advances, participation guarantees and Other receivables, net (3)	-	526,296
Prepaid expenses (5)	-	93,224
Advances – long term portion (3)	-	49,153
Deposits	-	38,509

Assets of discontinued operations	61,050	1,124,716

Liabilities:
Accounts payables and accrued expenses	$21,622	$44,850
Liabilities of discontinued operations	$21,622	$44,850

(1)
Accounts receivable - The Company has a policy of reserving for accounts receivable based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to bad debt expense after all means of collection have been exhausted and the potential for recovery is considered remote. At December 31, 2011 and 2010, management determined that an allowance is necessary which amounted to $131,226 and $30,500, respectively. The Company recorded bad debt expense of $98,544 for the year ended December 31, 2011.Such bad debt expense relates to the discontinued operations and is included in the loss from discontinued operations. At December 31, 2011 and 2010, accounts receivable net of allowance for bad debts amounted to $44,300 and $293,990, respectively, and was included in the assets of discontinued operations as reflected in accompanying consolidated balance sheet.

(2)
Notes and loan receivables - On June 28, 2010, the Company loaned $25,000 to an unrelated party in exchange for a demand promissory note. The note is due on demand and bears interest at 6% per annum. The borrower shall have the option of paying the principal sum to the Company in advance in full or in part at any time without premium or penalty. In February 2011, the borrower paid the principal amount of this promissory note.

Between December 2010 and June 2011, the Company loaned $33,500 of demand promissory notes to a third party. The notes are due on demand and are non-interest bearing. However unpaid principal after the lender's demand shall accrue interest at 5% per annum until paid. The Company recorded bad debt expense of $16,750 in connection with this note receivable during the year ended December 31, 2011.Such bad debt expense relates to the discontinued operations and is included in the loss from discontinued operations. As of December 31, 2011 and, 2010, the balance of this note was $16,750 and $15,000, respectively.

In November 2010, the Company loaned a total of $18,000 to Denis Benoit, the president of CII, in exchange for promissory notes. The notes were due on August 31, 2011 and bore interest at 4% per annum. The borrower had the option of paying the principal sum to Empire prior to the due date without penalty. Empire had loaned to CII and Denis Benoit, up to a maximum amount of $500,000 in the form of a revolving demand loan executed on April 26, 2011.  The revolving demand loan bore 10% interest per annum and was payable on the earlier of the termination date, on January 15, 2012, or upon demand by Empire. The Company has recognized a loss from disposal of discontinued operations of $459,270 plus interest of $22,183 which represents the total loan and interest receivable balance from CII and Denis Benoit as of September 1, 2011.

(3)
Advances, participation guarantees and other receivables - Advances receivable represent cash paid in advance to athletes for their training. The Company has the right to offset the advances against the amount payable to such athletes for their future sporting events. The amounts advanced under such arrangements are short-term in nature. Promotional advances represented signing bonuses paid to athletes upon signing the promotional agreements with the Company. Promotional advances were amortized over the terms of the promotional agreements, generally from three to four years. During the year ended December 31, 2011, amortization of these promotional advances amounted to $8,643 which has been included in loss from discontinued operations. The carrying amount of the assigned promotional advances of $59,612 were allocated to retained earnings as a result of the separation agreement entered into between the Company and the former president of the Company on March 28, 2011 in accordance with ASC 505-30 “Treasury Stock” (see Note 11). Advances, participation guarantees and other receivables (short- term and long-term) consisted of the following:

	December 31, 2011	December 31, 2010
Advances receivable	$-	$13,250
Promotional advances – current portion	-	34,572
Promotional advances – long-term portion	-	49,153
Refundable advance	-	205,000
Participation guarantees, net of allowance	-	255,000
Other receivables	-	18,474
	$-	$575,449

For the year ended December 31, 2011, the Company recorded a gain from the sales of its subsidiary as follows:

Consideration received in connection with the SPA:
Promissory note from CII	$500,000
Total consideration received	500,000

Add: net liabilities of former subsidiaries on September 1, 2011 assumed by CII	622,528
Gain on disposal of discontinued operations, net of tax	$1,122,528

The following table sets forth for the year ended December 31, 2011 and for the period from February 10, 2010 (inception) to December 31, 2010, indicated selected financial data of the Company's discontinued operations of its sports and entertainment business.

	December 31, 2011	December 31, 2010
Revenues (4)	$3,041,329	$906,639
Cost of sales (5)	5,060,393	444,648
Gross profit (loss)	(2,019,064)	461,991
Operating and other non-operating expenses	(2,191,837)	(1,733,223)

Loss from discontinued operations	(4,210,901)	(1,271,232)
Gain from sale of sports and entertainment business	1,122,528	-

Loss from discontinued operations	$(3,088,373)	$(1,271,232)

(4) Revenues - The Company recorded revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

In accordance with ASC Topic 605-45 “Revenue Recognition – Principal Agent Considerations”, the Company reports revenues for transactions in which it is the primary obligor on a gross basis and revenues in which it acts as an agent on and earns a fixed percentage of the sale on a net basis, net of related costs. Credits or refunds are recognized when they are determinable and estimable.

The Company earned revenue primarily from live event ticket sales, participation guarantee fees, sponsorship, advertising, concession fees, promoter and advisory services fees, television rights fee and pay per view fees for events broadcast on television or cable.

The following policies reflect specific criteria for the various revenue streams of the Company:

•
 Revenue from ticket sales was recognized when the event occurred. Advance ticket sales and event-related revenues for future events were deferred until earned, which is generally once the events were conducted. The recognition of event-related expenses was matched with the recognition of event-related revenues.

•
 Revenue from participation guarantee fee, sponsorship, advertising, television/cable distribution agreements, promoter and advisory service agreements was recognized in accordance with the contract terms, which were generally at the time events occurred.

•	Revenue from the sale of products was recognized at the point of sale at the live event concession stands.

	For the Year Ended December 31, 2011			For the period from February 10, 2010 (Inception) to December 31, 2010
		$	% of Total		$	% of Total
Live events – ticket sales, promoter's fee and related revenues	$2,675,980		88%	$772,250		85%
Television rights fee	-		-	101,889		11%
Concession fees	284,503		9%	-		-
Advertising – sponsorships	80,846		3%	32,500		4%
Total	$3,041,329		100%	$906,639		100%

For the year ended December 31, 2011, the Company recognized revenues from promoter, advisory fee, and concession fees from live events of $606,422 from five companies that accounted for 3%, 3%, 3%, 3% and 8%, respectively, of the total net revenues. For the period from February 10, 2010 (Inception) to December 31, 2010, the Company recognized revenues from television rights fee and advisory fee from live events of approximately $740,000 from three companies that accounted for 82% of the total net revenues.

(5) Cost of revenue and prepaid expenses - Costs related to live events were recognized when the event occurs. Event costs paid prior to an event are capitalized to prepaid expenses and then charged to expense at the time of the event. Cost of other revenue streams are recognized at the time the related revenues are realized. Prepaid expenses of $93,224 at December 31, 2010 consist primarily of costs paid for future sports and entertainment events which occurred within a year.

ACQUISITION, DISPOSITION AND DECONSOLIDATION	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Notes to Financial Statements
ACQUISITION, DISPOSITION AND DECONSOLIDATION

NOTE 4 – ACQUISITION, DISPOSITION AND DECONSOLIDATION

Continental Resources Group, Inc.

On July 22, 2011, the Company, Acquisition Sub, and Continental, entered into a Purchase Agreement and, through Acquisition Sub, closed on the purchase of substantially all of the assets of Continental in consideration for (i) shares of the Company’s common stock equal to eight shares of the Company’s Common stock for every 10 shares of Continental’s common stock outstanding; (ii) the assumption of the outstanding warrants to purchase shares of Continental’s common stock equal to one warrant to purchase eight shares of the Company’s common stock for every warrant to purchase ten shares Continental’s common stock outstanding at an exercise price equal to such amount as is required pursuant to the terms of the outstanding warrants, and (iii)  the assumption of Continental’s 2010 Equity Incentive Plan and all options granted and issued equal to one option to purchase eight shares of the Company’s common stock for every option to purchase 10 shares of Continental’s common stock outstanding with a strike price equal to such amount as is required pursuant to the terms of the outstanding option.  Upon the closing of the Asset Sale, Acquisition Sub assumed the Assumed Liabilities (as defined in the Purchase Agreement) of Continental.  Under the terms of the Purchase Agreement, the Company purchased from Continental substantially all of its assets, including, but not limited to, 100% of the outstanding shares of common stock of the Continental’s wholly-owned subsidiaries (Green Energy Fields, Inc., and ND Energy, Inc.)

After giving effect to the foregoing, the Company issued 76,095,214 shares of its common stock, warrants to purchase 41,566,999 shares of common stock, and options to purchase 2,248,000 shares of common stock following the transaction. Consequently, the issuance of 76,095,214 shares of the Company’s common stock to Continental accounted for approximately 67% of the total issued and outstanding stocks of the Company as of July 22, 2011 and the Company had become a majority owned subsidiary of Continental. As of June 30, 2012, Continental holds 29.65% of interest in the Company.  Effective February 2012, the Company is considered to be an equity method investee as a result of the decrease in Continental’s ownership interest of less than 50% which is accounted for under equity method of accounting.

NOTE 4 – ACQUISITION, DISPOSITION AND DECONSOLIDATION (continued)

The issuance of 76,095,214 shares of common stock including the issuance of warrants to purchase 41,566,999 shares of common stock and options to purchase 2,248,000 shares of common stock were valued at $14,857,676 which primarily represents the fair value of the net asset acquired from Continental of cash of $11,164,514, a note receivable of $2,000,000, prepaid expenses and other current assets of $1,904,997 and assumed liabilities of $293,659. The Company accounted the value under ASC 805-50-30-2 “Business Combinations” whereby if the consideration is not in the form of cash, the measurement is based on either the cost which shall be measured based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and thus more reliably measurable. The Company deemed that the fair value of the net asset of Continental amounting to $14,857,676 is more clearly evident and more reliable measurement basis.

Prior to the asset purchase agreement, Barry Honig, the Company’s director and then Chairman, held 2,685,000 shares of Continental directly and certain entities under Mr. Honig’s control and family members held 3,075,838 shares of Continental. Additionally, one of the shareholders of the Company held 4,569,252 shares of Continental prior to such agreement. Though there was common ownership between the Company and Continental, through the Company's Board Member and a stockholder, such collective interests in the Company only accounted for a total of 15% upon the consummation of the Asset Purchase.

Accordingly, pursuant to ASC 805 “Business Combinations”, the Company applied push–down accounting and adjusted to fair value all of the assets and liabilities directly on the financial statements of the subsidiary, Acquisition Sub. The net purchase price paid by the Company was allocated to assets acquired and liabilities assumed on the records of the Company as follows:

Current assets (including cash of $11,164,514)	$13,069,511
Note receivable	2,000,000
Prepaid expenses – long term portion	41,912
Property and equipment	39,912

Liabilities assumed (including a 12% note payable of $50,000)	(293,659)

Net purchase price	$14,857,676

On July 18, 2011, the Company borrowed $2,000,000 from Continental, and issued it an unsecured 6% promissory note. On July 22, 2011, in connection with the Asset Purchase, the Company acquired the note receivable which was payable to Continental and included the acquisition of the $2,000,000 note receivable as part of the purchase price allocation. Accordingly, the acquired note receivable was eliminated against the note payable on the Company’s financial statements.

NOTE 4 – ACQUISITION, DISPOSITION AND DECONSOLIDATION (continued)

The Purchase Agreement constitutes a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g) and constitutes a plan of liquidation of Continental.   The Company agreed to file a registration statement under the Securities Act in connection with liquidation of Continental no later than 30 days following (i) the closing date of the Asset Sale or (ii) the date that Continental delivered or filed its audited financial statements for the fiscal year ended March 31, 2011.  Continental will subsequently distribute the registered shares to its shareholders as part of its liquidation.  The Company agreed to use its best efforts to cause such registration to be declared effective within 12 months following the closing date of the asset sale.  The Company had agreed to pay liquidated damages of 1% per month, up to a maximum of 5%, in the event that the Company fails to file or is unable to cause the registration statement to be declared effective.  Continental was expected to liquidate on or prior to July 1, 2012 however, such registration statement filed by the Company has not been declared effective and as a result, Continental was unable to liquidate prior to July 2012. In August 2012, the Company entered into an Amendment Agreement with Continental and Acquisition Sub whereby the parties agreed to amend the Asset Purchase Agreement dated as of July 22, 2011, to remove the liquidated damages provision associated with the registration rights obligations by the Company.

Continental Resources Acquisition Sub, Inc.

On January 26, 2012, the Company and Amicor entered into an option agreement (the “Option”) whereby Amicor acquired the option to purchase certain uranium properties and claims from the Company for a purchase price of $10.00 in consideration for the issuance of (i) 10,000,000 shares of Amicor’s common stock (see Note 5) and (ii) a six month promissory note in the aggregate principal amount of $1,000,000.  Pursuant to the Option, the consideration received by the Company was non-refundable, The Company and Amicor amended the Option on April 24, 2012 and May 3, 2012 in order to extend the termination date of the Option. On June 11, 2012, Amicor notified the Company of its decision to exercise the Option.  The Company and Amicor effected the exercise of the Option, through the assignment of the Company’s wholly owned subsidiary, Acquisition Sub, which is the owner of 100% of the issued and outstanding common stock of each of Green Energy Fields, Inc., a Nevada corporation (“Green Energy”) (which is the owner of 100% of the issued and outstanding common stock of CPX Uranium, Inc.) and ND Energy, Inc., a Delaware corporation (“ND Energy”).  Additionally, ND Energy and Green Energy hold a majority of the outstanding membership interests of Secure Energy LLC.  As a result of the assignment, Acquisition Sub is no longer a subsidiary of the Company.

As of June 30, 2012, $930,000 of the principal amount of note has been paid. Under the terms of the note, Amicor was required to pay the balance of the note upon completion of a private placement totaling $1 million or more on or before July 26, 2012. The $1.0 million private placement was not completed by that date thus Amicor was not required to pay the final $70,000 due under the note. The note receivable from Amicor at June 30, 2012 amounted to $0.

The Company accounted for such transaction pursuant to ASC 845-10 “Nonmonetary Transactions” and related subtopics for an exchange of a nonmonetary asset for a noncontrolling ownership interest in a second entity. Since the Company received cash in the exchange of its nonmonetary assets and the cash received was greater than 25% of the fair value of the assets exchanged, the transaction was considered a monetary exchange and full or partial gain recognition is required.  The fair value of the uranium assets exchanged approximates the Company’s carrying value which amounted to $0. In accordance with ASC 845-10, the Company recognized a gain from the sale of uranium assets of $930,000 which represents the cash collected from the note as of June 30, 2012.  The Company has no actual or implied commitment, financial or otherwise, to support the operations of the new entity in any manner and the Company plans to liquidate its investment in Amicor. Consequently, the Company treated its investment in Amicor as a marketable securities- available for sale with an initial basis of zero (see Note 5).

NOTE 4 – ACQUISITION, DISPOSITION AND DECONSOLIDATION (continued)

David Rector, a member of the Company's Board of Directors, is a director of Amicor. Joshua Bleak, Continental's Chief Executive Officer and director, is a director of Amicor.

Red Battle Corp.

On May 24, 2012, the Company and Red Battle entered into an Agreement and Plan of Merger (the "Merger Agreement") with Valor Gold Corp., a Delaware corporation ("Valor Gold"), and Valor Gold Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Valor Gold (the "Buyer"). The Merger Agreement provides for, upon the terms and subject to the conditions in the Merger Agreement, the merger of the Buyer with and into Red Battle with Red Battle continuing as the surviving entity and the corporate existence of the Buyer ceasing (the "Merger"). The Merger effectively resulted in, the sale of the Company’s two Lander County, Nevada exploration properties, Red Rock Mineral Prospect (including Centerra Prospect), and North Battle Mountain Mineral Prospect, to Valor Gold for (i) $2,000,000 in cash (the “Cash Consideration”), (ii) a 5% promissory note in the principal amount of $500,000 due 18 months following the issuance date and (iii) 25,000,000 shares of Valor Gold’s common stock.  As further consideration for the Merger, (i) Arthur Leger, the Company’s former Chief Geologist, agreed to surrender to the Company  for cancellation of 1,750,000  shares of the Company’s common stock; (ii) Arthur Leger agreed to grant, as lessor, a 1% net smelter returns production royalty on all minerals produced from certain claims under the Red Rock Mineral Prospect and North Battle Mountain Mineral Prospect leases to the Company; and (iii) Mr. Leger agreed to defer certain royalty payments under the terms of the Lease Agreements with Arttor Gold related to the Red Rocks and North Battle Mineral Prospect Claims. Under the terms of the note, all outstanding principal, together with all accrued but unpaid interest, is payable upon the earlier of: (i) the closing of  one or more private placements of the Valor Gold’s securities in which Valor Gold receives gross proceeds of at least $7,500,000 or (ii) 18 months following the issuance of the note. As of June 30, 2012, note receivable and interest receivable amounted to $500,000 and $2,534, respectively.

Prior to the Merger, certain entities under Mr. Honig’s control and Mr. Honig’s family members held 5,600,003 shares of Valor Gold. Additionally, one of the shareholders of the Company  held 750,000 shares of Valor Gold prior to the Merger Agreement. Contemporaneously with the closing of the Merger, such shareholder purchased 1,250,000 shares of Valor Gold’s common stock in Valor Gold’s Private Placement.  Additionally, entities under Mr. Honig’s control purchased 5,000,000 shares of Valor Gold’s Series A Preferred Stock in Valor Gold’s Private Placement.

Assuming the conversion into common stock of Valor Gold’s Series A Preferred Stock both the interest of the aforementioned shareholder and entities controlled by Mr. Honig in Valor Gold shall account for 18%  of Valor Gold’s issued and outstanding common stock at the  closing of the Merger.  In addition to being large shareholders of the Company and Valor Gold, both the shareholder and Mr. Honig/entities controlled by Mr. Honig, directly and indirectly, may influence the Company’s decisions with respect to voting of the 25,000,000 shares of Valor Gold owned by the Company, through ownership interests in Continental and their investments in both the Company and Valor Gold. Mr. Honig has served as co-Chairman of the Company and currently is a director of the Company.  Accordingly, the Company and Mr. Honig are considered to be founders and “promoters” of Valor Gold as defined under the Securities Act. As a result of such shareholder  and Mr. Honig/entities controlled by Mr. Honig being among the largest shareholders of the Company and Valor Gold, there may exist certain conflicts of interest with respect to the business and affairs of each of these companies.  The Company believes that the shareholder and Mr. Honig/entities controlled by Mr. Honig are independent private investors who have no agreements, arrangements or understandings with respect to the ownership or control over any of these companies. The Company also considered the guidance in EITF 02-5 “Common Control”, that the Merger Agreement was not treated as a common control transaction as there were no group of shareholders that holds more than 50% of the voting ownership interest of each entity with contemporaneous written evidence of an agreement to vote a majority of the entities’ shares in concert exists.

NOTE 4 – ACQUISITION, DISPOSITION AND DECONSOLIDATION (continued)

The Company accounted for the 25 million shares of Valor Gold’s common stock under ASC 845-10-S99 “Transfer of Nonmonetary Assets by Promoters or Shareholders” whereby the transfer of nonmonetary assets to a company by its promoters or shareholders in exchange for stock prior to or at the time of the company's initial public offering normally should be recorded at the transferors' historical cost basis determined under GAAP. The Company recorded the 25 million shares of Valor Gold at historical cost basis of the nonmonetary assets transferred which amounted to $83,333. As a result of this transaction, during the six months ended June 30, 2012, the Company recognized a gain from sale of subsidiary of $2,500,000 which represents the cash and note consideration to the Company pursuant to the Merger Agreement.

Consequently, the issuance of 25 million shares of Valor Gold’s common stock to the Company accounted for approximately 38.6% of the total issued and outstanding stocks of Valor Gold as of May 24, 2012. As a result of the Company’s ownership interest of more than 20% of Valor Gold, the Company is considered to be an equity method investor which is accounted for under equity method of accounting.  As of June 30, 2012 the Company holds a 37.7% interest in Valor Gold.  The Company recorded its share of Valor Gold’s net loss which amounted to $83,333 using the equity method of accounting and such investment has been reduced to zero. Under ASC 323-10-35 “Investments – Equity Method”, the equity method investor shall discontinue applying the equity method when the investment has been reduced to zero and shall not provide for additional losses, unless the equity method investor provides or commits to provide additional funds to the investee, has guaranteed obligations of the investee, or is otherwise committed to provide further financial support to the investee. The Company is not obligated or committed to provide additional funds or further financial support to Valor Gold and as such the Company shall not record additional share of losses of Valor Gold upon reducing such investment to zero.

NOTE 4 – ACQUISITIONS

Arttor Gold

On May 24, 2011, the Company entered into four limited liability company membership interests purchase agreements with the owners of Arttor Gold.  Each of the owners of Arttor Gold sold their interests in Arttor Gold in privately negotiated sales resulting in the Company acquiring 100% of Arttor Gold.  Pursuant to the Agreements, the Company issued 8,000,000 shares Series B Convertible Preferred Stock, and 13,000,000 shares of its common stock in exchange for 100% membership interests in Arttor Gold. Each share of Series B Preferred Stock is convertible into one share each of the Company's common stock. As a result of this transaction, on May 24, 2011, Arttor Gold became a wholly-owned subsidiary of the Company.

The issuance of 13,000,000 shares of common stock and issuance of 8,000,000 shares of Series B convertible preferred stock were valued at $2,000,100 which primarily represents the cash acquired of $2,000,100 and assumed liabilities of $21,750 from Arttor Gold.

The Company accounted for the acquisition utilizing the purchase method of accounting in accordance with ASC 805 “Business Combinations”. The Company is the acquirer for accounting purposes and Arttor Gold is the acquired company.  Accordingly, the Company applied push–down accounting and adjusted to fair value all of the assets and liabilities directly on the financial statements of the subsidiary, Arttor Gold. The net purchase price, including acquisition costs paid by the Company, was allocated to assets acquired and liabilities assumed on the records of the Company as follows:

Current assets (including cash of $2,000,100)	$2,000,130

Liabilities assumed	(21,750)

Net purchase price	$1,978,380

Unaudited pro forma results of operations data as if the Company and Arttor Gold had occurred as of February 10, 2010, the inception date, are as follows:

	The Company and Arttor Gold For the year ended December 31, 2011	The Company and Arttor Gold from February 10, 2010 (Inception Date) to December 31, 2010
Pro forma revenues	$-	$-
Pro forma loss from operations	(21, 501,213)	(751,625)
Pro forma net loss	(24,589,586)	(2,022,497)
Pro forma loss per share	$(0.35)	$(0.11)
Pro forma diluted loss per share	$(0.35)	$(0.11)

Pro forma data does not purport to be indicative of the results that would have been obtained had these events actually occurred at inception date or February 10, 2010 and is not intended to be a projection of future results.

Continental Resources Group, Inc.

On July 22, 2011, the Company, Acquisition Sub, and Continental, entered into a Purchase Agreement and, through Acquisition Sub, closed on the purchase of substantially all of the assets of Continental (the “Asset Sale”) in consideration for (i) shares of the Company's common stock (the “Shares”) which shall be equal to eight Shares for every 10 shares of Continental's common stock outstanding; (ii) the assumption of the outstanding warrants to purchase shares of Continental's common stock such that the Company shall deliver to the holders of Continental's warrants, warrants to purchase shares of the Company's common stock (the “Warrants”) which shall be equal to one Warrant to purchase eight shares of the Company's common stock for every warrant to purchase ten shares Continental's common stock outstanding at an exercise price equal to such amount as is required pursuant to the terms of the outstanding warrants, and (iii)  the assumption of Continental's 2010 Equity Incentive Plan and all options granted and issued thereunder such that the Company shall deliver to Continental's option holders, options (the “Options”) to purchase an aggregate of such number of shares of the Company's common stock issuable under the Company's equity incentive plan which shall be equal to one option to purchase eight shares of the Company's common stock for every option to purchase 10 shares of Continental's common stock outstanding with a strike price equal to such amount as is required pursuant to the terms of the outstanding option. The exercise price of the Warrants and the strike price of the Options shall be determined and certified by an officer of the Company.  Upon the closing of the Asset Sale, Acquisition Sub assumed the Assumed Liabilities (as defined in the Purchase Agreement) of Continental.  Under the terms of the Purchase Agreement, the Company purchased from Continental substantially all of its assets, including, but not limited to, 100% of the outstanding shares of common stock of the Continental's wholly-owned subsidiaries (Green Energy Fields, Inc., and ND Energy, Inc.) Upon the closing of the Asset Sale, Acquisition Sub will assume the Assumed Liabilities (as defined in the Purchase Agreement) of Continental. After giving effect to the foregoing, the Company issued 76,095,214 shares of its common stock, 41,566,999 stock warrants, and 2,248,000 stock options following the transaction. Consequently, the issuance of 76,095,214 shares of the Company's common stock to Continental accounted for approximately 67% of the total issued and outstanding stocks of the Company as of July 22, 2011 and the Company became a majority owned subsidiary of Continental, the Parent Company. As of December 31, 2011, Continental holds 53.30% of interest in the Company.

The Purchase Agreement constitutes a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g) and constitutes a plan of liquidation of Continental.  Continental is expected to liquidate on or prior to July 1, 2012.  The Company has agreed to file a registration statement under the Securities Act of 1933 (the “Securities Act”) in connection with liquidation of Continental no later than 30 days following (i) the closing date of the Asset Sale or (ii) such date that Continental delivers to the Company its audited financial statements for the fiscal year ended March 31, 2011.  Continental will subsequently distribute the registered Shares to its shareholders as part of its liquidation.  The Company agreed to use its best efforts to cause such registration to be declared effective within 12 months following the closing date of the Asset Sale.  The Company has agreed to pay liquidated damages of 1% per month, up to a maximum of 5%, in the event that the Company fails to file or is unable to cause the registration statement to be declared effective.

The purchase consideration paid included 76,095,214 shares of the Company's stock and the issuance of 41,566,999 stock warrants and 2,248,000 stock options. The issuance of 76,095,214 shares of common stock including the issuance of 41,566,999 stock warrants and 2,248,000 stock options were valued at $14,857,676 which primarily represents the fair value of the net asset acquired  from Continental of cash of $11,164,514, a note receivable of $2,000,000, prepaid expenses and other current assets of $1,904,997 and assumed liabilities of $293,659. The Company accounted the value under ASC 805-50-30-2 “Business Combinations” whereby if the consideration is not in the form of cash, the measurement is based on either the cost which shall be measured based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and thus more reliably measurable. The Company deemed that the fair value of the net asset of Continental amounting to $14,857,676 is more clearly evident and more reliable measurement basis.

Prior to the asset purchase agreement, the Company's Member of the Board of Directors, Barry Honig held 2,685,000 shares of Continental directly and certain entities under Mr. Honig's control and family members held 3,075,838 shares of Continental. Additionally, one of the shareholders of the Company held 4,569,252 shares of Continental prior to such agreement. Though there were common ownership between the Company and Continental, through the Company's Board Member and a stockholder, both interest in the Company only accounted for a total of 15% upon the consummation of the asset purchase agreement.

Accordingly, pursuant to ASC 805 “Business Combinations”, the Company applied push–down accounting and adjusted to fair value all of the assets and liabilities directly on the financial statements of the subsidiary, Acquisition Sub. The net purchase price paid by the Company was allocated to assets acquired and liabilities assumed on the records of the Company as follows:

Current assets (including cash of $11,164,514)	$13,069,511
Note receivable	2,000,000
Prepaid expenses – long term portion	41,912
Property and equipment	39,912

Liabilities assumed (including a 12% note payable of $50,000)	(293,659)

Net purchase price	$14,857,676

On July 18, 2011, the Company borrowed $2,000,000 from its Parent Company, Continental, and issued them an unsecured 6% promissory note. On July 22, 2011, in connection with the Purchase agreement, the Company acquired the note receivable which was payable to Continental and included the acquisition of the $2,000,000 note receivable as part of the purchase price allocation. Accordingly, the acquired note receivable was eliminated against the note payable on the Company's financial statements.

Unaudited pro forma results of operations data as if the Company and the subsidiaries of Continental had occurred are as follows:

	For the year ended December 31, 2011	From February 10, 2010 (Inception) to December 31, 2010
Pro forma revenues	$-	$-
Pro forma loss from operations	(27,513,708)	(3,379,576)
Pro forma net loss	(33,622,422)	(4,711,979)
Pro forma loss per share	$(0.48)	$(0.25)
Pro forma diluted loss per share	$(0.48)	$(0.25)

Pro forma data does not purport to be indicative of the results that would have been obtained had these events actually occurred and is not intended to be a projection of future results.

Gold Acquisition Corp.

On August 30, 2011, the Company, through Gold Acquisition acquired the assets of Relief Canyon located in Pershing County, near Lovelock, Nevada, for an aggregate purchase price consisting of: (i) $12,000,000 cash and (ii) $8,000,000 of senior secured convertible promissory notes (collectively, the “Notes”) issued to sellers. The Company acquired Relief Canyon assets, a previously operating gold mine owned by Firstgold Corp. (“Firstgold”) (previously named Newgold, Inc.). The Relief Canyon mining project is located to the northeast of Reno, Nevada. Firstgold was founded in 1995 and on or about January 27, 2010, Firstgold filed a voluntary petition (the “Case”) under chapter 11 of title 11 of the United States Code commencing Case No.  BK-N-10-50215- GWZ in the United States Bankruptcy Court, District of Nevada (the “Court”).  On December 17, 2010, the Court entered its Order Authorizing And Approving: (1) Sale Of Real Property And Certain Personal Property Assets Pursuant To 11 U.S.C. § 363 Free And Clear Of Liens, Claims, and Interests; and (2) Assumption and Assignment Of Executory Contracts and Unexpired Leases Under 11 U.S.C. § 365; and (3) Related Relief entered December 17, 2010 (the “Sale Order”), docket number 328 in the Case, pursuant to which Platinum (as collateral agent) was approved as the successful “back up bidder” for the assets (the “Relief Canyon Mining Assets”) described in the Asset Purchase Agreement, dated as of April 2011 (the “APA”), between Platinum and Firstgold.  The Relief Canyon Mining Assets, as described in the APA, include any rights of Firstgold in any reclamation bonds or funds on deposit with the Bureau of Land Management pertaining to the Relief Canyon Mine, in an amount of approximately $2.8 million.  On August 30, 2011, pursuant to the Sale Order, the Company purchased 100% of the Relief Canyon Mining Assets through Gold Acquisition's acquisition of Platinum's rights under the APA which acquisition includes mining and mill-site claims. Accordingly, no unaudited pro forma results of operations data are available for this asset acquisition.

The Relief Canyon Mine is subject to a continuing royalty payment equal 2% of “Net Smelter Returns” payable to Battle Mountain Gold Exploration LLC (the “NSR Agreement”). Net Smelter Returns are the difference between Gross Proceeds and Expenses from the operation of the Relief Canyon Mining Assets.

Acquisition of the Relief Canyon Mining Assets was effected through the execution of an Assignment and Assumption Agreement (the “Assignment Agreement”) pursuant to which the Gold Acquisition assumed all rights and obligations of Platinum under the APA.

The purchase consideration included $12,000,000 cash and $8,000,000 of senior secured convertible promissory notes to sellers for a total purchase price of $20,000,000.

The Company accounted for the acquisition utilizing the purchase method of accounting in accordance with ASC 805 “Business Combinations”. Accordingly, the Company applied push–down accounting and adjusted to fair value all of the assets and liabilities directly on the financial statements of the subsidiary, Gold Acquisition. The net purchase price paid by the Company was allocated to assets acquired and liabilities assumed on the records of the Company as follows:

Reclamation bond	$2,842,000
Property and equipment	8,656,929
Mineral rights	8,501,071
Net purchase price	$20,000,000

MARKETABLE SECURITIES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
MARKETABLE SECURITIES

NOTE 5 – MARKETABLE SECURITIES

Marketable securities at June 30, 2012 consisted of the following:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Realized Gain from Sale of Securities	Fair Value

Publicly traded equity securities – available for sale	—	—	—	340,600	—

Total	$—	$—	$—	$340,600	$—

Trading securities are carried at fair value, with changes in unrealized holding gains and losses included in income and classified within interest and other income, net, in the accompanying condensed consolidated statements of operations. Unrealized gains or losses on marketable securities available for sale are recognized on a periodic basis as an element of comprehensive income based on changes in the fair value of the security. Once liquidated, realized gains or losses on the sale of marketable securities available for sale will be reflected in the Company’s net loss for the period in which the security are liquidated.

In April 2012, the Company sold its marketable securities – trading that costs $100,000 and generated proceeds of $119,702. The increase in fair value of $19,702 has been recorded as realized gain in the statement of operations as of June 30, 2012.

NOTE 5 – MARKETABLE SECURITIES (continued)

In January 2012, the Company received 10 million restricted shares of Amicor’s common stock pursuant to the Option with Amicor (see Note 4). At the time of issuance, the Company recorded the cost of investment in accordance with ASC 845-10 “Nonmonetary Transactions” and was valued at zero. Between February 2012 and April 2012, the Company sold 760,000 shares of Amicor’s common stock under a private transaction and generated net proceeds of $340,600 and has recorded a realized gain – available for sale securities of $340,600 during the six months ended June 30, 2012. Additionally, in July 2012, the Company sold an aggregate of 1,500,000 shares of the Amicor’s common stock under a private transaction and generated net proceeds of $225,000 or $0.15 per share.

The issuance of 10 million shares of Amicor’s common stock to the Company accounted for approximately 26.6% of the total issued and outstanding stocks of Amicor as of January 26, 2012. As of June 30, 2012 the Company holds 27.6% of interest in Amicor. Although the Company holds more than 20% ownership interest in Amicor, the Company believes that such investment is temporary as the Company’s primary intent is to sell the shares of Amicor as evidence by the Company’s sale of Amicor’s shares between February 2012 to July 2012. The Company accounted for such investment in Amicor as marketable securities available for sale.

NOTE 5 – MARKETABLE SECURITIES

Marketable securities –trading securities at December 31, 2011 consist of the following:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Publicly traded equity securities	$100,000	$-	$-	$100,000

Total	$100,000	$-	$-	$100,000

Trading securities are carried at fair value, with changes in unrealized holding gains and losses included in income and classified within interest and other income, net, in the accompanying consolidated statements of operations.

PROPERTY AND EQUIPMENT	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 6 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	Estimated Life	June 30, 2012	December 31, 2011
Furniture and fixtures	5 years	$56,995	$20,000
Office and computer equipments	1 - 5 years	144,916	26,606
Land	-	266,977	266,977
Building and improvements	5 - 25 years	727,965	727,965
Site costs	10 years	1,272,732	1,272,732
Crushing system	20 years	2,256,943	2,256,943
Process plant and equipments	10 years	3,160,833	3,115,266
Vehicles and mining equipments	5 - 10 years	549,675	659,622
		8,437,036	8,346,111
Less: accumulated depreciation		(780,160)	(315,008)

		$7,656,876	$8,031,103

For the six months ended June 30, 2012 and 2011, depreciation expense amounted to $509,260 and $4,053, respectively.

Between February 2012 and March 2012, the Company sold mining and drilling equipments with a net book value worth $80,309 to third parties for a sales price of $70,875 realizing a loss on sale of assets of $9,434. The depreciation expense during the period, prior to the sale of such mining and drilling equipments amounted to $4,196 which is included in the $509,260 depreciation above.

Prior to the assignment of the Company’s former wholly owned subsidiary, Acquisition Sub, depreciation expense amounted to $33,789 which is included in the $509,260 depreciation above and the accumulated depreciation amounted to $39,912.

NOTE 6 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	Estimated Life	December 31, 2011	December 31, 2010
Furniture and fixtures	5 years	$20,000	$14,057
Office and computer equipments	5 years	26,606	21,145
Land	-	266,977	-
Building and improvements	5 - 25 years	727,965	-
Site costs	10 years	1,272,732	-
Crushing system	20 years	2,256,943	-
Process plant and equipments	10 years	3,115,266	-
Vehicles and mining equipments	5 - 10 years	659,622	7,250
		8,346,111	42,452
Less: accumulated depreciation		(315,008)	(8,928)

		$8,031,103	$33,524

For the year ended December 31, 2011, depreciation expense amounted to $325,928. For the period from February 10, 2010 (inception) to December 31, 2010, depreciation expense amounted to $8,928.

Between November 2011 and December 31, 2011, the Company sold mining and drilling equipments with a net book value worth $407,369 to third parties for a sales price of $233,339 realizing a loss on sale of assets of $174,030. As of December 31, 2011, $99,908 of the sales proceeds were included in other receivables as reflected in the accompanying consolidated balance sheet and were collected in January 2012. The depreciation expense related to the sold mining and drilling equipments amounted to $10,920 which is included in the $325,928 above.

SENIOR CONVERTIBLE PROMISSORY NOTES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Notes to Financial Statements
SENIOR CONVERTIBLE PROMISSORY NOTES

NOTE 7 – SENIOR CONVERTIBLE PROMISSORY NOTES

Senior convertible promissory notes consisted of the following:

	June 30, 2012	December 31, 2011
Senior convertible promissory notes	$-	$7,999,778
Less: debt discount	-	(6,933,333)

Senior convertible promissory notes, net	$-	$1,066,445

On August 30, 2011, the Company, through Gold Acquisition, acquired the Relief Canyon Mine for an aggregate purchase price consisting of: (i) $12,000,000 cash and (ii) $8,000,000 of senior secured convertible promissory notes issued to Platinum and Lakewood.

The notes are joint and several obligations of the Company and Gold Acquisition and bore interest at a rate of 9% per annum with principal and interest payable on the first business day of each month commencing on the earlier of: (i) 3 months after the Company or Gold Acquisition begins producing or extracting gold from the Relief Canyon Mine or (ii) 18 months after the original date of issuance of the note (the “Commencement Date”). The principal amount shall be paid in 12 equal monthly installments, with the initial payment due on the Commencement Date.   The notes were convertible into shares of the Company’s common stock, at a price per share equal to $0.55, subject to adjustment in the event of mergers, recapitalizations, dividends and distributions applicable to shareholders generally and are further subject to full-ratchet anti-dilution protection.  In October 2011, the conversion price of the senior convertible promissory notes had been adjusted to $0.40 per share as a result of certain anti-dilution provisions contained therein due to the sale of common stock at $0.40 per share.

Between January 5, 2012 and February 23, 2012, the Company prepaid a total of $1,039,771 towards the senior secured convertible promissory note to Platinum and Lakewood.

The Assignment and Assumption Agreement dated February 23, 2012

On February 23, 2012, pursuant to a certain assignment and assumption agreement (the “Assignment and Assumption Agreement”), certain assignees (collectively, the “Assignees”) acquired an aggregate of $4.0 million of the outstanding principal amount of the notes (the “Acquired Notes”) from Platinum and Lakewood (collectively, the “Assignors”). After giving effect to the transactions contemplated under to the Assignment and Assumption Agreement and the prepayment of the notes, Platinum retained $2,368,183 and Lakewood retained $592,046 of the Original Notes (the “Remainder Notes,” and together with the Acquired Notes, the “New Notes”). The principal amount of Acquired Notes issued to one of the assignees was $2,400,000 and the principal amount of the Acquired Note issued to the other assignee was $1,600,000 and bore interest at 9% per annum. The note holders waived any prepayment penalty in connection with the prepayment and assignment.

On February 23, 2012, the Company had entered into those certain Note Modification Agreements, (the “Note Modification Agreements”) with the Assignees and Assignors, respectively, to extend the Maturity Date (as defined in each of the New Notes) to February 23, 2014, the definition of Commencement Date (as defined in each of the New Notes) to February 23, 2013 and to eliminate the prepayment penalty. The notes were convertible into shares of the Company’s common stock, at a price per share equal to $0.40, subject to adjustment in the event of mergers, recapitalizations, dividends and distributions applicable to shareholders generally and are further subject to full-ratchet anti-dilution protection.

NOTE 7 – SENIOR CONVERTIBLE PROMISSORY NOTES (continued)

The Assignors entered into their Note Modification Agreement in exchange for (i) the issuance to Platinum of warrants to purchase an aggregate of 4,144,320 shares of Common Stock, (ii) the issuance to Lakewood of warrants to purchase an aggregate of 1,036,080 shares of Common Stock, (iii) the issuance of 1,600,000 shares of the Common Stock to Platinum, and (iv) the issuance of 400,000 shares of Common Stock to Lakewood. The warrants may be exercised at any time, in whole or in part, at an exercise price of $0.40 per share.

The warrants may be exercised until the fifth anniversary of their issuance. The warrants may be exercised on a cashless basis at any time. On March 29, 2012, such warrants were exercised on a cashless basis (see Note 12).

Accordingly, the Company valued the 2 million common shares at the fair market value on the date of grant at $0.489 per share or $978,000. The 5,180,400 warrants were valued on the grant date at approximately $0.394 per warrant or a total of $2,044,186 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.489 per share, volatility of 110%, expected term of 5 years, and a risk free interest rate of 0.88%. The Company recognized a total interest expense of $3,022,186 during the six months ended June 30, 2012 in connection with the Note Modification Agreement.

The Note Assignment and Assumption Agreement dated March 30, 2012

On March 30, 2012, the Company, Platinum and Lakewood  entered into agreements to amend the notes (which had current principal balance of $2,960,229) (the “Note Amendments”).  Under the Note Amendments, the notes were amended to provide a $0.35 conversion price. The original holders of the notes agreed to convert $262,500 of the notes in exchange for an aggregate of 750,000 shares of the Company’s common stock. The Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $51,563 which is equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms.

The Company also entered into a Note Assignment and Assumption Agreement on March 30, 2012 (the “March Note Assignment and Assumption Agreement”) pursuant to which the original holders assigned the remaining principal amount $2,697,729 (after such conversion discussed above) of the notes to various assignees and such assignees agreed to fully convert the acquired notes into the Company’s common stock in consideration for an aggregate purchase price of $3,256,252. A total of $2,992,014 was assigned to various assignees and the original holders waived $264,238 of the aggregate purchase price payable by the assignees for the notes under the Note Assignment and Assumption Agreement at an amended conversion price of $0.35 per share. The Company recorded loss from extinguishment of debt of $294,285 which represents the excess of the purchase price over the remaining principal. Such additional principal of $294,285 was considered to have an embedded beneficial conversion feature because the effective conversion price was less than the fair value of the Company’s common stock and as such were treated as a discount and were valued at $168,163 which was fully amortized upon the conversion of the notes and was included in interest expense.

In connection with this March Note Assignment and Assumption Agreement, the Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion discussed below under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $529,911 which was equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms.

NOTE 7 – SENIOR CONVERTIBLE PROMISSORY NOTES (continued)

These various assignees agreed to convert an aggregate principal amount of $1,892,014 into 5,405,754 shares of the Company’s common stock at a conversion price of $0.35 per share. Such various assignees received an additional 1,118,432 shares of the Company’s Common Stock as consideration for the note conversion and were valued at the fair market value on the date of grant at $0.55 per share or $615,138 and have been included in loss from extinguishment of debts.

The remaining assigned amount of $1,100,000 was amended to allow for its conversion into the Company’s Series D Preferred Stock equivalent to the stated value of the Series D Preferred Stock which is $1.00 per share. Each share of Series D Preferred Stock is convertible into shares of the Company’s common stock at an effective conversion price of $0.35 per share subject to anti-dilution provisions. As such, the Company issued a total of 1,100,000 shares of Series D Preferred Stock and an additional 227,586 shares of Series D Preferred Stock in consideration for the conversion of this convertible promissory note into shares of Series D Preferred Stock. The Company recorded a loss from extinguishment of debts of $357,635 and preferred deemed dividend of $130,049 in connection with the issuance of the additional 227,586 shares of Series D Preferred Stock. Such shares of Series D Preferred Stock were converted into the Company’s common stock in June 2012 (see Note 12).

On March 30, 2012, the Company also amended the $2.4 million note assigned to Frost Gamma Investments Trust (“FGIT”) to allow for the conversion of this note into the Company’s Series D Preferred Stock at $1.00 per share. FGIT agreed to fully convert this note (together with accrued and unpaid interest of $21,600) into 2,421,600 shares of Series D Preferred Stock and an additional 501,021 shares of Series D Preferred Stock in consideration for the conversion of this note into shares of Series D Preferred Stock. The Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $475,671 which was equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms. The Company recorded a loss from extinguishment of debts of $787,319 and preferred deemed dividend of $286,298 in connection with the issuance of the additional 501,021 shares of Series D Preferred Stock. Such shares of Series D Preferred Stock were converted into the Company’s common stock in June 2012 (see Note 12).

On March 30, 2012, one of the assignees, agreed to convert the assigned $1.6 million note (together with accrued and unpaid interest of $14,400) into 4,612,571 shares of Common Stock at a conversion price of $0.35 per share and an additional 954,325 shares of the Company’s Common Stock as consideration for the note conversion. The Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $317,114 which is equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms.  The additional 954,325 shares of common stock were valued at the fair market value on the date of grant at $0.55 per share or $524,878 and have been included in loss from extinguishment of debts.

As a result of the conversion of the senior secured convertible promissory notes, the Company fully amortized the remaining unamortized debt discount of $6,933,333 for the six months ended June 30, 2012 and was included in interest expense. Accrued interest as of June 30, 2012 and December 31, 2011, amounted to $0 and $45,999, respectively and was included in accounts payable and accrued expenses.

NOTE 7 – SENIOR CONVERTIBLE PROMISSORY NOTES

On August 30, 2011, the Company, through Gold Acquisition acquired the Relief Canyon Mine for an aggregate purchase price consisting of: (i) $12,000,000 cash and (ii) $8,000,000 of senior secured convertible promissory notes (collectively, the “Notes”) issued to Platinum and Lakewood.

The Notes are joint and several obligations of the Company and Gold Acquisition and bear interest at a rate of 9% per annum with principal and interest payable on the first business day of each month commencing on the earlier of: (i) 3 months after the Company or Gold Acquisition begins producing or extracting gold from the Relief Canyon Mine or (ii) 18 months after the original date of issuance of the Note (the “Commencement Date”). The principal amount shall be paid in 12 equal monthly installments, with the initial payment due on the Commencement Date.  The Notes may be pre-paid, in full or in part (but in no case, in an amount less than $250,000) at a price equal to 110% of the aggregate principal amount of the Notes plus all accrued and unpaid interest thereon at the election of the Company, and after the occurrence of certain events at the election of Platinum or Lakewood.  The Notes are convertible into shares of the Company's common stock, at a price per share equal to $0.55, subject to adjustment in the event of mergers, recapitalizations, dividends and distributions applicable to shareholders generally and are further subject to full-ratchet anti-dilution protection.  The Notes contain customary provisions regarding occurrences that give rise to defaults under the Notes, including actions permitted to be taken in the event of default, cross default provisions and provision for default interest rates, and recovery of costs of collection.  Lakewood has agreed under the Notes to be governed by all waivers, consents and amendments agreed to by Platinum.  Platinum serves as Collateral Agent with respect to all matters relating to the collateral for the Notes.  Repayment of the Notes is secured by all of assets of Gold Acquisition and a pledge by the Company of 100% of the stock of Gold Acquisition held by the Company pursuant to a security agreement and stock pledge agreement. The Notes contain usual and customary “Events of Default” as defined in the senior secured convertible promissory note agreement. In October 2011, the conversion price of the Company's $8 million senior convertible promissory notes was adjusted to $0.40 per share as a result of certain anti-dilution provisions contained therein due to the sale of common stock at $0.40 per share (see Note 11). Certain terms of the Notes were modified in February 2012 (see Note 15).

In accordance with ASC 470-20-25, the senior convertible promissory notes were considered to have an embedded beneficial conversion feature because the effective conversion price was less than the fair value of the Company's common stock. These convertible promissory notes were fully convertible at the issuance date thus the value of the beneficial conversion were treated as a discount and were valued at $8,000,000 to be amortized over the term of the senior convertible promissory notes. At December 31, 2011, senior convertible promissory notes consisted of the following:
Senior convertible promissory notes	$ 7,999,778
Less: debt discount	(6,933,333)
--------------------------
Senior convertible promissory notes, net	$ 1,066,445
========

Total amortization of debt discounts for the convertible debentures amounted to $1,066,667 for the year ended December 31, 2011 and was included in interest expense. Accrued interest as of December 31, 2011 amounted to $45,999.

In accordance with ASC Topic 815 “Derivatives and Hedging”, these senior convertible promissory notes include a down-round provision under which the conversion price could be affected by future equity offerings (see Note 9). Instruments with down-round protection are not considered indexed to a company's own stock under ASC Topic 815, because neither the occurrence of a sale of common stock by the company at market nor the issuance of another equity-linked instrument with a lower strike price is an input to the fair value of a fixed-for-fixed option on equity shares.

The Company estimates the fair value of the conversion features on the senior convertible notes using the Black-Scholes option-pricing model using the following assumptions:

	December 31, 2011	August 30, 2011
Risk-free interest rate	0.25	0.33%
Expected volatility	106%	193%
Expected life (in years)	2.25	2.50
Expected dividend yield	--	-

CONVERTIBLE PROMISSORY NOTES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Notes to Financial Statements
CONVERTIBLE PROMISSORY NOTES

NOTE 8 – CONVERTIBLE PROMISSORY NOTES

At June 30, 2012 and December 31, 2011, convertible promissory notes consisted of the following:

	June 30, 2012	December 31, 2011
Convertible promissory notes	$-	$1,015,604
Less: debt discount	-	(897,117)

Convertible promissory notes, net	$-	$118,487

On September 14, 2011, the Company sold $1,715,604 of its 9% secured promissory note. The note was acquired by FGIT. The proceeds of the note were used to post additional bonds with the BLM (the “Additional Bond”) in order to advance certain exploration and Phase One drilling activities at the Company’s Relief Canyon Mining property. The note was a joint and several obligation of the Company and its wholly-owned subsidiary, Gold Acquisition. Principal and interest under the note was payable on the first business day of each month commencing on the later of (i) thirty (30) months from the original date of issuance and (ii) ten (10) days following the payment and/or conversion in full of the senior secured promissory notes dated as of August 30, 2011, issued to Platinum and Lakewood. The note may be pre-paid, in full or in part at a price equal to 105% of the aggregate principal amount of the note plus all accrued and unpaid interest thereon at the election of the Company. The note was convertible into shares of the Company’s common stock at a price equal to $0.50 per share, subject to adjustment in the event of mergers, recapitalizations, dividends and distributions applicable to shareholders generally. The note was subordinated to the payment in full and satisfaction of all obligations owed to Platinum and Lakewood other than the Additional Bond and proceeds of the Additional Bond, in which FGIT  has a first priority senior security interest. The note was also secured by a pledge of 100% of the stock of Gold Acquisition held by the Company. The note may be prepaid upon the occurrence of a Qualified Financing, as defined in the note, of at least $1,715,604. Certain holders of senior secured indebtedness of the Company (including Barry Honig, a Member of the Company’s Board of Directors) agreed to subordinate certain senior obligations of the Company to the prior payment of all obligations under the note. The Company concluded that since this convertible promissory note does not include a down-round provision under which the conversion price could be affected by future equity offerings, this convertible promissory note was not considered a derivative.

Pursuant to the terms of the note, the Company was required to prepay the principal amount of the note in full upon the occurrence of a Qualified Financing in which the Company receives from one or more investors, net proceeds of at least $1,715,604 (not including any outstanding debt conversion or investments made by the note holder).  The Company has determined that the sale of its securities which occurred between September 2011 and October 2011, in the aggregate, constituted a “Qualified Financing” under the terms of the note and accordingly, the Company was required to prepay the outstanding principal value of the note.  On October 31, 2011, the Company and note holder entered into a Waiver Agreement pursuant to which the Company and the FGIT agreed that the Company would prepay $700,000 principal of the note and would waive (i) prepayment of the balance of the principal of the note and (ii) any default under the note arising solely from the Company’s partial prepayment of the note upon the occurrence of the Qualified Financing.

NOTE 8 – CONVERTIBLE PROMISSORY NOTES (continued)

On March 30, 2012, the Company amended this note to allow for the conversion of such note into the Company’s Series D Cumulative Convertible Preferred Stock at $1.00 per share. The holder of this note agreed to fully convert the remaining note of $1,015,604 (together with accrued and unpaid interest $9,140) into 1,024,744 shares of Series D Preferred Stock and an additional 212,017 shares of Series D Preferred Stock in consideration for the conversion of this note into shares of Series D Preferred Stock. The Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $483,094 which was equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms. The Company recorded a loss from extinguishment of debts of $333,168 and preferred deemed dividend of $121,152 in connection with the issuance of the additional 212,017 shares of Series D Preferred Stock. Such shares of Series D Preferred Stock was converted into the Company’s common stock in June 2012 (see Note 12).

As a result of the conversion of this note, the Company fully amortized the remaining unamortized debt discount of $897,117 for the six months ended June 30, 2012 and was included in interest expense. Accrued interest as of June 30, 2012 and December 31, 2011, amounted to $0 and $7,882, respectively and was included in accounts payable and accrued expenses.

NOTE 8 – CONVERTIBLE PROMISSORY NOTES

On February 1, 2011, the Company raised $750,000 in consideration for the issuance of convertible promissory notes from various investors, including $100,000 from the Company's member of the Board of Directors. The convertible promissory notes bore interest at 5% per annum and were convertible into shares of the Company's common stock at a fixed rate of $1.00 per share. The convertible promissory notes were due on February 1, 2012. In connection with these convertible promissory notes, the Company issued 750,000 shares of the Company's common stock. The Company valued these common shares at the fair market value on the date of grant. The funds were held in escrow and were released only in order to assist the Company in paying third party expenses, which may include activities related to broadening the Company's shareholder base through shareholder awareness campaigns and other activities.

In accordance with ASC 470-20-25, these convertible promissory notes were considered to have an embedded beneficial conversion feature because the effective conversion price was less than the fair value of the Company's common stock. In addition the Company allocated the proceeds received from such financing transaction to the convertible promissory note and the detached 750,000 shares of the Company's common stock on a relative fair value basis in accordance with ASC 470 -20 “Debt with Conversion and Other Options”. Therefore the portion of proceeds allocated to the convertible debentures and the detached common stock amounted to $750,000 and was determined based on the relative fair values of each instruments at the time of issuance.  Consequently the Company recorded a debt discount of $750,000 which is limited to the amount of proceeds and is being amortized over the term of the convertible promissory notes. The Company evaluated whether or not the convertible promissory notes contain embedded conversion features, which meet the definition of derivatives under ASC 815-15 “Accounting for Derivative Instruments and Hedging Activities” and related interpretations.

The Company concluded that since the convertible promissory notes had a fixed conversion price of $1.00, the convertible promissory notes were not considered derivatives. On October 31, 2011, the Company entered into amendment agreements (the “Amendments”) with holders of the Company's outstanding 5% convertible promissory notes dated as of February 1, 2011 in the aggregate principal amount of $750,000 (the “Convertible Notes”). Pursuant to the Amendments, the Fixed Conversion Price (as defined in the Convertible Notes) was adjusted from $1.00 to $0.65. The note holders, including Company Board Member Barry Honig, converted their outstanding notes to the Company's common stock at a conversion price of $0.65 per share. In total, $750,000 of notes was converted, plus accrued interest of $27,555, with the Company issuing 1,196,238 shares in exchange. The Company accounted the reduction of the original conversion price from $1.00 to $0.65 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded interest expense of $230,192 which is equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms. As of December 31, 2011, principal and accrued interest on these convertible promissory notes amounted to $0.

On September 14, 2011, the Company sold $1,715,604 of its 9% secured promissory note (the “Note”). The Note was acquired by Frost Gamma Investments Trust (“Frost Gamma”). The proceeds of the Note have been used to post additional bonds with the BLM (the “Additional Bond”) in order to advance certain exploration and Phase One drilling activities at the Company's Relief Canyon Mining property. The Note is the joint and several obligation of the Company and its wholly-owned subsidiary, Gold Acquisition Corp. Principal and interest under the Note is payable on the first business day of each month commencing on the later of (i) thirty (30) months from the original date of issuance and (ii) ten (10) days following the payment and/or conversion in full of the senior secured promissory notes dated as of August 30, 2011, issued to Platinum and Lakewood. The Note may be pre-paid, in full or in part at a price equal to 105% of the aggregate principal amount of the Note plus all accrued and unpaid interest thereon at the election of the Company. The Note is convertible into shares of the Company's common stock at a price equal to $0.50 per share, subject to adjustment in the event of mergers, recapitalizations, dividends and distributions applicable to shareholders generally. On and after an Event of Default, as defined in the Note, the Note may be declared by the holder to be due and payable and the full amount thereof accelerated. In such event: (i) the entire unpaid principal balance of the Note multiplied by two (2) and (ii) all interest accrued thereon, shall become immediately due and payable as the non-exclusive remedy of the Note holder. Following a default, interest on the Note will accrue at a rate of 18% per annum. The Note is subordinated to the payment in full and satisfaction of all obligations owed to Platinum and Lakewood other than the Additional Bond and proceeds of the Additional Bond, in which Frost Gamma is intended to have a first priority senior security interest. The Note is also secured by a pledge of 100% of the stock of Gold Acquisition Corp. held by the Company. The Note may be prepaid upon the occurrence of a Qualified Financing, as defined in the Note, of at least $1,715,604. Certain holders of senior secured indebtedness of the Company (including the Company's Member of the Board, Barry Honig) agreed to subordinate certain senior obligations of the Company to the prior payment of all obligations under the Note. The Company concluded that since this convertible promissory note do not include a down-round provision under which the conversion price could be affected by future equity offerings, this convertible promissory note is not considered a derivative.

Pursuant to the terms of the Note, the Company is required to prepay the principal amount of the Note in full upon the occurrence of a Qualified Financing, which is defined in the Note as the closing of an equity investment in the Company's capital stock (or any equity-linked financing) in which the Company receives from one or more investors, net proceeds of at least $1,715,604 (not including any outstanding debt conversion or investments made by the note holder).  The Company has determined that the sale of the Units that occurred between September 2011 and October 2011, in the aggregate, constitutes a “Qualified Financing” under the terms of the Note and accordingly, the Company is required to prepay the outstanding principal value of the Note.  On October 31, 2011, the Company and Note holder entered into a Waiver Agreement pursuant to which the Company and the Note holder agreed that the Company would prepay $700,000 principal of the Note and would waive (i) prepayment of the balance of the principal of the Note and (ii) any default under the Note arising solely from the Company's partial prepayment of the Note upon the occurrence of the Qualified Financing.

At December 31, 2011, convertible promissory notes consisted of the following:

Convertible promissory notes	$ 1,015,604
Less: debt discount	(897,117)
--------------------------
Convertible promissory notes, net	$ 118,487
========

For the year ended December 31, 2011, amortization of debt discount amounted to $818,487 and is included in interest expense. As of December 31, 2011, accrued interest on these convertible promissory notes amounted to $7,882.

NOTES PAYABLE	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 9 – NOTES PAYABLE

As of June 30, 2012 and December 31, 2011, note payable – related party consisted of the following:

	June 30, 2012	December 31, 2011
Note payable - related party	$561,750	$561,750
Less: debt discount - related party	-	(50,918)

Note payable - related party, net	$561,750	$510,832

In February 2011, the Company, Empire and its wholly-owned subsidiary, EXCX Funding Corp. (collectively the “Borrowers”), entered into a credit facility agreement (the “Credit Facility Agreement”) with two lenders, including a member of the Company’s Board of Directors. The Credit Facility Agreement consisted of a loan pursuant to which $4.5 million was borrowed on a senior secured basis. The indebtedness under the  Credit Facility Agreement was evidenced by a promissory note payable to the order of the lenders. The loan was used exclusively to fund the costs and expenses of certain music and sporting events (the “Events”) as agreed to by the parties. The notes bear interest at 6% per annum and matured on January 31, 2012, subject to acceleration in the event the Borrowers undertake third party financing. In addition to the 6% interest, the Borrower shall also pay all interest, fees, costs and expenses incurred by lenders in connection with the issuance of this loan facility. Pursuant to the Credit Facility Agreement, the Borrowers entered into a Master Security Agreement, Collateral Assignment and Equity Pledge with the lenders whereby the Borrowers collaterally assigned and pledged to lenders, and granted to lenders a present, absolute, unconditional and continuing security interest in, all of the property, assets and equity interests of the Company as defined in such agreement. Furthermore, in connection with the Credit Facility Agreement, the Lenders entered into a Contribution and Security Agreement (the “Contribution Agreement”) with the Company’s former Chief Executive Officer, Sheldon Finkel (See Note 11). As consideration for the extension of credit pursuant to the Credit Facility Agreement, the Borrowers are obligated to pay a fee equal to 15% of the initial loan commitment of $4.5 million (the “Preferred Return Fee”) of which Sheldon Finkel, shall receive a pro-rata portion (1/3). The Preferred Return Fee was payable if at all, only out of the net profits from the Events.  Accordingly, the Company shall record the Preferred Return Fee upon attaining net profits from the Events. The Company issued to the lenders and Sheldon Finkel an aggregate of 2,250,000 shares of the Company’s newly designated Series A Preferred Stock, convertible into one share each of the Company’s common stock.

NOTE 9 – NOTES PAYABLE (continued)

The Company valued the 2,250,000 Series A Preferred Stock at the fair market value of the underlying common stock on the date of grant at $1.20 per share or $2,700,000 and recorded a debt discount of $1,800,000 and deferred financing cost of $900,000 which are being amortized over the term of these notes. Such deferred financing cost represents the 750,000 Series A Preferred Stock issued to Sheldon Finkel for guaranteeing one-third of the net losses and assignment of that certain irrevocable letter of credit, as described above. Between May 2011 and December 2011, 2,250,000 of these preferred shares were converted into common stock. During August 2011, the revenues from the Events did not exceed its costs and accordingly the Company is indebted to the lenders, including the Board Member of the Company, and the Credit Facility Agreement may be in default after accounting for the revenues from the Events.  As a result, the obligations under the Contribution Agreements became obligations of the parties thereto to each other. Between August 2011 and December 2011, the Company paid a total of $3,326,500 to the lenders and such amount reduced the principal balance of these notes. On November 29, 2011, the holder of this note payable, converted $611,750 principal balance of this note into an aggregate of 1,529,375 of units of the Company offered in a private placement. Each unit was sold for a purchase price of $0.40 per unit and consisted of: (i) one share of Common Stock and (ii) a two-year warrant to purchase fifty (50%) percent of the number of shares of Common Stock purchased at an exercise price of $0.60 per share, subject to adjustment upon the occurrence of certain events.

In March 2012, the Board Member agreed to extend the maturity date of such note to February 1, 2013.

As of June 30, 2012 and December 31, 2011, accrued interest and fees on this note payable – related party amounted to $126,416 and $109,493, respectively. For the six months ended June 30, 2012, amortization of debt discount and deferred financing cost amounted to $101,836 and was included in interest expense.

On March 17, 2011, in connection with the asset purchase agreement with Continental, the Company assumed a 12% $50,000 due on demand note from Prospect Uranium Inc. (see Note 4). In August 2011, the Company paid off the principal balance of $50,000 plus accrued interest of $8,000.

In March 2012, the Company received $500,000 in connection with a 5% secured promissory note (the “Bridge Note”), which was secured by certain assets of the Company’s wholly owned subsidiaries, Arttor Gold and Noble Effort. The Company administratively issued such Bridge Note on April 10, 2012.  The full amount of principal and accrued interest under the Bridge Note will be due and payable on a date that shall be the earlier to occur of: (x) the sale of Noble Effort and Arttor Gold, (or the sale of all or substantially all of the assets of Arttor Gold and Noble Effort) to a third party purchaser or (y) October 10, 2012. The Bridge Note was fully paid on May 29, 2012. As of June 30, 2012, accrued interest on this note amounted to $0.

NOTE 9 – NOTES PAYABLE

In February 2011, the Company, Empire and its wholly-owned subsidiary, EXCX Funding Corp. (collectively the “Borrowers”), entered into a credit facility agreement (the “Credit Facility Agreement”) with two lenders, whereby one of the lenders is the Company's Member of the Board of Directors. The credit facility consists of a loan pursuant to which $4.5 million can be borrowed on a senior secured basis. The indebtedness under the loan facility will be evidenced by a promissory note payable to the order of the lenders. The loan was used exclusively to fund the costs and expenses of certain music and sporting events (the “Events”) as agreed to by the parties. The notes bear interest at 6% per annum and matured on January 31, 2012, subject to acceleration in the event the Borrowers undertake third party financing. In addition to the 6% interest, the Borrower shall also pay all interest, fees, costs and expenses incurred by lenders in connection with the issuance of this loan facility. Pursuant to the Credit Facility Agreement, the Borrowers entered into a Master Security Agreement, Collateral Assignment and Equity Pledge with the lenders whereby the Borrowers collaterally assigned and pledged to lenders, and granted to lenders a present, absolute, unconditional and continuing security interest in, all of the property, assets and equity interests of the Company as defined in such agreement. Furthermore, in connection with the Credit Facility Agreement, the Lenders entered into a Contribution and Security Agreement (the “Contribution Agreement”) with the Company's former Chief Executive Officer, Sheldon Finkel, pursuant to which Sheldon Finkel agreed to pay or reimburse the lenders the pro rata portion (1/3) of any net losses from Events and irrevocably pledged to lenders a certain irrevocable letter of credit dated in June 2010 in favor of Sheldon Finkel. As consideration for the extension of credit pursuant to the Credit Facility Agreement, the Borrowers are obligated to pay a fee equal to 15% of the initial loan commitment of $4.5 million (the “Preferred Return Fee”) of which Sheldon Finkel, shall receive a pro-rata portion (1/3). The Preferred Return Fee shall be payable if at all, only out of the net profits from the Events.  Accordingly, the Company shall record the Preferred Return Fee upon attaining net profits from the Events. The Company issued to the lenders and Sheldon Finkel an aggregate of 2,250,000 shares of the Company's newly designated Series A Preferred Stock, convertible into one share each of the Company's common stock. The Company valued the 2,250,000 Series A Preferred Stock at the fair market value of the underlying common stock on the date of grant at $1.20 per share or $2,700,000 and recorded a debt discount of $1,800,000 and deferred financing cost of $900,000 which are being amortized over the term of these notes. Such deferred financing cost represents the 750,000 Series A Preferred Stock issued to Sheldon Finkel for guaranteeing one-third of the net losses and assignment of that certain irrevocable letter of credit, as described above. Between May 2011 and December 2011, 2,250,000 of these preferred shares were converted into common stock. During August 2011, the revenues from the Events did not exceed its costs and accordingly the Company is indebted to the lenders, including a Board Member of the Company, and the Credit Facility Agreement may be in default after accounting for the revenues from the Events.  As a result, the obligations under the Contribution Agreements became obligations of the parties thereto to each other. Between August 2011 and December 2011, the Company paid a total of $3,326,500 to the lenders and such amount reduced the principal balance of these notes. On November 29, 2011, the holder of this note payable, converted $611,750 principal balance of this note into an aggregate of 1,529,375 of Units offered in a private placement. Each Unit was sold for a purchase price of $0.40 per Unit and consists of: (i) one share of Common Stock and (ii) a two-year warrant to purchase fifty (50%) percent of the number of shares of Common Stock purchased at an exercise price of $0.60 per share, subject to adjustment upon the occurrence of certain events.

As of December 31, 2011, principal and accrued interest on this note payable to the Company's Member of the Board of Directors which amounted to $561,750. In March 2012, the Member of the Board agreed to extend the maturity date of such note up to February 1, 2013.
On August 26, 2011, the lenders (including the Board Member of the Company) entered into a Side Letter with Platinum under which such lenders agreed to subordinate any obligations of the Company or its subsidiaries to such lenders to the interests of Platinum and Lakewood under the Notes (see Note 6). As a result, the agreements dated as of February 23, 2011 (as amended) including that certain Credit Facility Agreement by and among the Company, Empire, and EXCX Funding Corp., and the lenders, were further amended to permit entry into the Notes and in order to permit Platinum and Lakewood to maintain a senior secured position with respect to the assets of Gold Acquisition and in the shares of Gold Acquisition senior to the lenders.

On March 17, 2011, in connection with the asset purchase agreement with Continental, the Company assumed a 12% $50,000 due on demand note from Prospect Uranium Inc. (see Note 3). In August 2011, the Company paid off the principal balance of $50,000 plus accrued interest of $8,000.

As of December 31, 2011, accrued interest and fees on these notes amounted to $109,493.At December 31, 2011, note payable – related party consisted of the following:

Note payable – related party	$ 561,750
Less: debt discount – related party	(50,918)
-------------------------
Note payable - related party, net	$ 510,832
========

For the year ended December 31, 2011, amortization of debt discount and deferred financing cost amounted to $2,598,163 and was included in interest expense. As of December 31, 2011, deferred financing cost amounted to $50,919 in connection with the issuance of Series A Preferred Stock issued to Sheldon Finkel for guaranteeing one-third of the net losses and assignment of that certain irrevocable letter of credit.

DERIVATIVE LIABILITY	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE LIABILITY

NOTE 10 – DERIVATIVE LIABILITY

In connection with the issuance of the 9% senior convertible promissory notes dated August 30, 2011, the Company has determined that the terms of the convertible notes include a down-round provision under which the conversion price could be affected by future equity offerings undertaken by the Company. Accordingly, under the provisions of FASB ASC Topic No. 815-40, Derivatives and Hedging – Contracts in an Entity’s Own Stock, the convertible instrument was accounted for as a derivative liability at the date of issuance and adjusted to fair value through earnings at each reporting date. The Company has recognized a derivative liability of $0 and $6,295,400 at June 30, 2012 and December 31, 2011, respectively. Loss resulting from the increase in fair value of this convertible instrument was $1,454,889 and $0 for the six months ended June 30, 2012 and 2011, respectively. During the six months ended June 30, 2012, the Company reclassified $7,750,289 of the derivative liability to paid-in capital due to the conversion of the senior convertible promissory note into common stock on March 30, 2012 (see Note 7).

The Company used the following assumptions for determining the fair value of the convertible instruments under the Black-Scholes option pricing model:

For the six months ended June 30, 2012

Expected volatility	1036% - 110%
Expected term	2.00 - 2.17 Years
Risk-free interest rate	0.27% - 0.33%
Expected dividend yield	0%

NOTE 10 – DERIVATIVE LIABILITY

In June 2008, a FASB approved guidance related to the determination of whether a freestanding equity-linked instrument should be classified as equity or debt under the provisions of FASB ASC Topic No. 815-40, Derivatives and Hedging – Contracts in an Entity's Own Stock. The adoption of this requirement will affect accounting for convertible instruments and warrants with provisions that protect holders from declines in the stock price (“down-round” provisions). Warrants with such provisions will no longer be recorded in equity and would have to be reclassified to a liability. The Issue is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Earlier application by an entity that has previously adopted an alternative accounting policy is not permitted. Instruments with down-round protection are not considered indexed to a company's own stock under ASC Topic 815, because neither the occurrence of a sale of common stock by the company at market nor the issuance of another equity-linked instrument with a lower strike price is an input to the fair value of a fixed-for-fixed option on equity shares.

ASC Topic 815 guidance is to be applied to outstanding instruments as of the beginning of the fiscal year in which the Issue is applied. The cumulative effect of the change in accounting principle shall be recognized as an adjustment to the opening balance of retained earnings (or other appropriate components of equity) for that fiscal year, presented separately. If an instrument is classified as debt, it is valued at fair value, and this value is re-measured on an ongoing basis, with changes recorded on the statement of operations in each reporting period. The Company did not have outstanding instruments with down-round provisions as of the beginning of fiscal 2010 thus no adjustment will be made to the opening balance of retained earnings.

In connection with the issuance of the 9% senior convertible promissory notes dated August 30, 2011, the Company has determined that the terms of the convertible notes include a down-round provision under which the conversion price could be affected by future equity offerings undertaken by the Company. Accordingly, the convertible instrument is accounted for as a derivative liability at the date of issuance and adjusted to fair value through earnings at each reporting date. The Company has recognized a derivative liability of $6,295,400 at December 31, 2011. Derivative liability expense and gain resulting from the decrease in fair value of this convertible instrument was $5,198,206 and $6,902,806 for the year ended December 31, 2011.

The Company used the following assumptions for determining the fair value of the convertible instruments granted under the Black-Scholes option pricing model:

December 31, 2011

Expected volatility	106% - 193%
Expected term	2.25 - 2.50 Years
Risk-free interest rate	0.25% - 0.42%
Expected dividend yield	0%

RELATED PARTY TRANSACTIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 11 – RELATED PARTY TRANSACTIONS

Note payable - related party

In connection with the Credit Facility Agreement (see Note 9), certain lenders, including the Company’s Board Member, funded $2,250,000 to the Company under this Credit Facility Agreement. Furthermore, in connection with the Credit Facility Agreement, the lenders entered into a Contribution Agreement with the Company’s former Chief Executive Officer, Sheldon Finkel, pursuant to which Sheldon Finkel agreed to pay or reimburse the lenders the pro rata portion (1/3) of any net losses from Events and irrevocably pledged to lenders a certain irrevocable letter of credit dated in June 2010 in favor of Sheldon Finkel. The Company also issued to Sheldon Finkel and the Company’s Board Member 750,000 shares each of the Company’s newly designated Series A Preferred Stock, convertible into one share each of the Company’s common stock. As consideration for the extension of credit pursuant to the Credit Facility Agreement, the borrowers are obligated to pay a fee equal to 15% of the initial loan commitment of $4.5 million of which Sheldon Finkel, shall receive a pro-rata portion (1/3). The Preferred Return Fee shall be payable if at all, only out of the net profits from the Events. The Company did not generate net profits from the Events. On May 4, 2011, Sheldon Finkel and the Company’s Board Member converted their shares into 1,500,000 shares of Common Stock. Between August 2011 and December 2011, the Company paid a total of $1,688,250 to the Company’s Board Member and such amount reduced the principal balance of his note. At June 30, 2012, principal amount of the note payable – related party amounted to $561,750.

Member of the board of directors

As of June 30, 2012, a member of the Company's Board of Directors, Barry Honig, holds 6,049,126 shares of Continental, directly or indirectly.  In addition, family members, including trusts for the benefit of Mr. Honig's minor children, currently own 3,685,000 shares of Continental of which Mr. Honig disclaims beneficial ownership.  Accordingly, as one of the largest shareholder of Continental, Mr. Honig may be deemed to be in control of Continental and accordingly there may exist certain conflicts of interest as a result.  On November 14, 2011, Mr. Honig filed a Schedule 13D with the Securities and Exchange Commission voluntarily disclosing his positions.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

Continental Resources Group, Inc.

As of June 30, 2012, Continental holds 29.65% of interest in the Company.  Effective in February 2012, the Company is considered to be an equity method investee as a result of the decrease in Continental’s ownership interest of less than 50% which is accounted for under equity method of accounting. In March 2012, the Company issued 250,000 shares of its common stock to a third party for the payment of Continental’s accrued legal fees of $170,614 (see Note 12) and was considered an advance to Continental. Additionally, between April 2012 and May 2012, the Company paid an aggregate of $40,150 for the payment of Continental’s accounting fees.  During the six months ended June 30, 2012, the Company recorded such advances to paid in capital which represents distributions to the Company’s former parent company for a total of $558,099. At June 30, 2012 and December 31, 2011, the Company had a receivable from Continental amounting to $0 and $347,335 respectively. These advances were short-term in nature and non-interest bearing and were recorded as due from equity method investor.

NOTE 11 – RELATED PARTY TRANSACTIONS

Note payable - related party

In February 2011, the Company and its wholly-owned subsidiaries, entered into a Credit Facility Agreement with two lenders, whereby one of the lenders is the Company's Member of the Board of Directors. The credit facility consists of a loan pursuant to which $4.5 million can be borrowed on a senior secured basis. The Company's Board Member funded $2,250,000 to the Company under this Credit Facility Agreement (see Note 8). Furthermore, in connection with the Credit Facility Agreement, the lenders entered into a Contribution Agreement with the Company's former Chief Executive Officer, Sheldon Finkel, pursuant to which Sheldon Finkel agreed to pay or reimburse the lenders the pro rata portion (1/3) of any net losses from Events and irrevocably pledged to lenders a certain irrevocable letter of credit dated in June 2010 in favor of Sheldon Finkel. The Company also agreed to issue to the lenders and Sheldon Finkel an aggregate of 2,250,000 shares of the Company's newly designated Series A Preferred Stock, convertible into one share each of the Company's common stock. As consideration for the extension of credit pursuant to the Credit Facility Agreement, the borrowers are obligated to pay a fee equal to 15% of the initial loan commitment of $4.5 million of which Sheldon Finkel, shall receive a pro-rata portion (1/3). The Preferred Return Fee shall be payable if at all, only out of the net profits from the Events. On May 4, 2011, the holders of 1,500,000 shares of Series A Preferred Stock converted their shares into 1,500,000 shares of Common Stock. One of the holders is the Company's Member of the Board of Directors. Between August 2011 and December 2011, the Company paid a total of $1,688,250 to the Company's Board Member and such amount reduced the principal balance of his note.

Convertible promissory note - related party

On February 1, 2011, the Company raised $750,000 in consideration for the issuance of convertible promissory notes from various investors, including $100,000 from the Company's Member of the Board of Directors. The convertible promissory notes bore interest at 5% per annum and were convertible into shares of the Company's common stock at a fixed rate of $1.00 per share. On October 31, 2011, the Company entered into amendment agreements (the “Amendments”) with holders of the Company's outstanding 5% convertible promissory notes dated as of February 1, 2011 in the aggregate principal amount of $750,000.  Pursuant to the Amendments, the fixed conversion price was adjusted from $1.00 to $0.65. The note holders, including Company Board Member Barry Honig, converted their outstanding notes to the Company's common stock at a conversion price of $0.65 per share.

Loan receivable

In November 2010, Empire loaned a total of $18,000 to Denis Benoit, the president of CII, in exchange for promissory notes. CII previously owned 33.33% of the issued and outstanding shares of Capital Hoedown. The notes were due on August 31, 2011 and bore interest at 4% per annum. The borrower had the option of paying the principal sum to Empire prior to the due date without penalty. Empire loaned to CII and Denis Benoit, up to a maximum amount of $500,000 in the form of a revolving demand loan executed on April 26, 2011.  The revolving demand loan bore 10% interest per annum and was payable on the earlier of the termination date, on January 15, 2012, or upon demand by Empire. The Company has recognized a loss from disposal of discontinued operations of $459,270 plus interest of $22,183 which represents the total loan and interest receivable balance from CII and Denis Benoit as of September 1, 2011 pursuant to a stock purchase agreement on September 1, 2011 (see Note 2).  Prior to the execution of the stock purchase agreement, Denis Benoit was considered a related party, as an executive officer of the Company's former majority owned subsidiary, Capital Hoedown, Inc.

Parent Company

The Company, from time to time, provided advances to its Parent Company, Continental, for operating expenses. At December 31, 2011, the Company has a receivable from its Parent Company amounting to $347,335. These advances are short-term in nature and non-interest bearing. Additionally, on July 18, 2011, the Company borrowed $2,000,000 from its Parent Company, Continental, and issued them an unsecured 6% promissory note.  On July 22, 2011, the Company acquired the note receivable due to Continental and included the $2,000,000 note receivable as part of the purchase price allocation. Accordingly the note payable to Continental and related acquired note receivable eliminate in consolidation as a result of the Purchase Agreement entered into with the Parent Company (see Note 3).

Member of the board of directors

The Company's Member of the Board of Directors, Barry Honig holds 2,760,155 shares of the Parent Company directly or indirectly.  In addition to 2,760,155 shares held directly, certain entities under Mr. Honig's control and family members, including trusts for the benefit of Mr. Honig's minor children, currently owns 4,493,359 shares of the Parent Company.  Accordingly, as one of the largest shareholder of the Parent Company, Mr. Honig may be deemed to be in control of the Parent Company and accordingly there may exist certain conflicts of interest as a result.  On November 14, 2011, Mr. Honig filed a Schedule 13D with the Securities and Exchange Commission voluntarily disclosing his positions.  Furthermore, in connection with the asset purchase agreement with Continental, entities controlled by Mr. Honig were granted 4.5-year-warrants to purchase an aggregate of 2,050,666 shares of the Company's common stock at $2.835 per share upon assumption of the outstanding warrants of the Parent Company.

STOCKHOLDERS' EQUITY	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Equity [Abstract]
STOCKHOLDERS EQUITY

NOTE 12 – STOCKHOLDERS’ EQUITY

Preferred Stock

The Company is authorized within the limitations and restrictions stated in the Amended and Restated Articles of Incorporation of the Company, to provide by resolution or resolutions for the issuance of 50,000,000 shares of Preferred Stock, par value $0.0001 per share in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Company’s Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors.

Series B Convertible Preferred Stock

Each share of Series B Convertible Preferred Stock is convertible into one share each of the Company’s common stock. The holders of the Company’s Series B Preferred Stock are entitled to the same number of votes per share of common stock that the holder of the Series B Preferred Stock may convert into at the time of the vote. In the event of a liquidation, dissolution or winding up of the business of the Company, the holder of the Series B Preferred Stock would have preferential payment and distribution rights over any other class or series of capital stock that provides for Series B Preferred Stock’s preferential payment and over the Company’s Common Stock. Between October 2011 and December 2011, 7,500,000 shares of Series B Preferred Stock were converted into 7,500,000 shares of common stock. On February 3, 2012, 500,000 shares of Series B Preferred Stock were converted into 500,000 shares of common stock.  The Company valued these common shares at par value. The Series B Preferred stock does not include any mandatory redeemable provisions. As of June 30, 2012, 8,000,000 shares of  Series B Preferred Stock, $0.0001 par value were authorized with none issued and outstanding.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

Series C Convertible Preferred Stock

On September 29, 2011, the Company sold 3,284,396 shares of Series C Convertible Preferred Stock and two-year warrants (the “Series C Preferred Warrants”) to purchase 9,853,188 shares of Common Stock at an exercise price of $0.60 per share for an aggregate purchase price of $3,284,396. Each share of Series C Preferred Stock is convertible into shares of common stock at a conversion price of $0.50 per share, subject to adjustment in the event the Company issues common stock or securities convertible into or exercisable for shares of common stock at a price lower than the conversion price then in effect, but not less than $0.30 per share. The Series C Preferred Stock has a stated value of $1.50 per share. In the event of the liquidation, dissolution or winding up of the business of the Company, each share of Series C Preferred Stock shall be entitled to receive, a preferential amount in cash equal to the stated value. The Series C Preferred Warrants may be exercised until the second anniversary of issuance at a cash exercise price of $0.60 per share, subject to adjustment. The Series C Preferred Warrants may be exercised on a cashless basis at any time after the original date of issuance. On September 29, 2011, the Company issued 4,429,415 shares of common stock in connection with the exercise of the 9,853,188 Sereis C Preferred Warrants on a cashless basis. In June 2012, the conversion price of the Series C Preferred Stock was adjusted to $0.32 per share as a result of certain anti-dilution provisions contained therein due to the sale of the Company’s common stock at $0.32 per share. In June 2012, 3,284,396 shares of Series C Preferred Stock were converted into 10,263,738 shares of the Company’s common stock.

The Series C Preferred Stock does not include any mandatory redeemable provisions. As of June 30, 2012, 3,284,396 shares of Series C Preferred Stock, $0.0001 par value were authorized with none issued and outstanding.

Series D Convertible Preferred Stock

On February 21, 2012, the Company designated 1,000,000 shares of 9.0% Series D Cumulative Convertible Preferred Stock. Each share of Series D Preferred Stock is convertible (together with accrued and unpaid dividends thereon) into shares of the Company’s common stock at a conversion price of $0.40 per share, subject to equitable adjustments after such events as stock dividends, stock splits or fundamental corporate transactions, and subject to anti-dilution provisions. The holders of the Company’s Series D Convertible Preferred Stock do not have voting rights.  Upon liquidation, dissolution or winding up of the Company’s business, each holder of Series D Preferred Stock shall be entitled to receive, for each share thereof a preferential amount in cash equal to $1.00.  All preferential amounts to be paid to the holders of Series D Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or distribution of any assets to the holders of (i) any other class or series of capital stock and (ii) of the Company’s common stock. The Company is required to redeem in cash all or portion of the Series D Preferred Stock upon the occurrence of a major transactions such as a consolidation, merger or other business combination, sale and transfer of more than 50% of any of the Company’s assets, or the closing of a purchase with more than 50% of the outstanding shares of stock tendered and the inability of the Company to convert any portion of the Series D Preferred stock due to insufficient authorized number of shares of common stock as defined in the certificate of designation. The redemption price is equivalent to the sum of (i) the greater of (A) 110% of the aggregate stated value of the outstanding shares of the Series D Preferred Stock plus all accrued dividends and (B) the aggregate stated value of the outstanding shares of the Series D Preferred Stock plus all accrued dividends divided by the conversion price on the date of the major transaction redemption price is demanded or the date the major transaction redemption price is paid in full whichever is less multiplied by the volume weighted average price on (x) the date of the major transaction redemption price is demanded and (y) the date the major transaction redemption price is paid in full whichever is greater and (ii) all other amounts, costs, expenses and liquidated damages. The Company believes that the occurrence of the major transactions as defined in the certificate of designations are considered conditional events and as a result the instrument does not meet the definition of mandatorily redeemable financial instrument based from ASC 480-10-25 “Distinguishing Liabilities from Equity”.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

However, this financial instrument would be assessed at each reporting period to determine whether circumstances have changed such that the instrument now meets the definition of a mandatorily redeemable instrument (that is, the event is no longer conditional). If the event has occurred, the condition is resolved, or the event has become certain to occur, the financial instrument will be reclassified as a liability.

On April 11, 2012, the Company filed an amendment to the Certificate of Designation for the Series D Preferred Stock with the Secretary of State of the State of Nevada to increase the number of authorized shares of Series D Preferred Stock that may be issued by the Company to 7,500,000. In June 2012, the conversion price of the Company’s Series D Convertible Preferred Stock was adjusted to $0.32 per share as a result of certain anti-dilution provisions contained therein due to the sale of the Company’s common stock at $0.32 per share.

On February 23, 2012, the Company entered into a Stock Purchase Agreement with two subscribers and sold 1,000,000 shares of the Series D Preferred Stock and an aggregate of 8,750,000 warrants to acquire shares of Common Stock for an aggregate purchase price of $1,000,000 (the “Series D Preferred Stock Purchase Price”).

All of the proceeds from the Series D Preferred Stock Purchase Price were used to prepay (i) $800,000 of that certain senior secured convertible promissory note to Platinum and (ii) $200,000 of that certain senior secured convertible promissory note to Lakewood (see Note 7).

In accordance with ASC 505 (“Equity - Dividends and Stock Splits”), the Series D Preferred Stock was considered to have an embedded beneficial conversion feature (ECF) because the conversion price was less than the fair value of the Company’s common stock. This Series D Preferred Stock was fully convertible at the issuance date, therefore a portion of proceeds allocated to the Series D Preferred Stock of $1,000,000 was determined to be the value of the beneficial conversion feature and was recorded as a preferred deemed dividend. In connection with the initial sales of the Series D Preferred Stock, the initial estimated fair values allocated to the ECF were $226,629 and the fair value allocated to the warrants of $773,371was recorded as a preferred deemed dividend on February 23, 2012.

The assumptions used valuing the warrants include:

Risk free interest rate (annual)	0.88%
Expected volatility	110%
Expected life	5 Years
Assumed dividends	none

In connection with the March Note Assignment and Assumption Agreement, $1,100,000 of the notes were amended to allow for its conversion into the Company’s Series D Preferred Stock equivalent to the stated value of the Series D Preferred Stock.  As such, the Company issued a total of 1,100,000 shares of Series D Preferred Stock and an additional 227,586 shares of Series D Preferred Stock in consideration for the conversion of this convertible promissory note into shares of Series D Preferred Stock (see Note 7).

On March 30, 2012, the Company also amended the $2.4 million note assigned to FGIT to allow for the conversion of this note into the Company’s Series D Preferred Stock at $1.00 per share. FGIT agreed to fully convert this note (together with accrued and unpaid interest thereon) into 2,421,600 shares of Series D Preferred Stock and an additional 501,021 shares of Series D Preferred Stock in consideration for the conversion of this note into shares of Series D Preferred Stock (see Note 7).

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

On March 30, 2012, the Company amended a convertible promissory note to allow for the conversion of such note into the Company’s Series D Preferred Stock at $1.00 per share. The holder of this note agreed to fully convert this note (together with accrued and unpaid interest thereon) into 1,024,744 shares of Series D Preferred Stock and an additional 212,017 shares of Series D Preferred Stock in consideration for the conversion of this Note into shares of Series D Preferred Stock (see Note 8).

The Company recorded loss from extinguishment of debts for a total of $2,436,888 in connection with the note conversions and preferred deemed dividend of $537,499 in connection with the issuance of the additional shares of Series D Preferred Stock discussed above.

On March 30, 2012, the holder of the 400,000 shares of the Company’s Series D Preferred Stock converted his shares of Series D Preferred Stock into 1,153,143 shares of the Company’s Common Stock (which included accrued and unpaid dividends thereon). The Company recorded preferred deemed dividend of $79,278 in connection with the conversion of the Series D Preferred Stock into the Company’s common stock at an adjusted conversion price of $0.35 per share.

In June 2012, 6,086,968 shares of Series D Preferred Stock were converted into 19,021,775 shares of the Company’s common stock in June 2012.  Additionally, as consideration for agreeing to convert its Series C Preferred Stock and Series D Preferred Stock, the Company issued an additional 3,000,000 shares of common stock to the preferred shareholder and such shares were valued at the fair market value on the date of grant at $0.36 per share or $1,086,000 and have been included in preferred stock deemed dividend.

The Company recognized preferred stock dividends of $21,150 related to the Series D Preferred Stock during the six months ended June 30, 2012. Accrued dividends amounted to $17,550 as of June 30, 2012. As of June 30, 2012, there were 7,500,000 shares of Series D Preferred Stock authorized and none issued and outstanding.

Common Stock

Between January 2012 and February 2012, the Company sold an aggregate of 2,237,500 units (the “Units”) with net proceeds to the Company of $847,500. Each Unit was sold for a purchase price of $0.40 per Unit and consisted of: (i) one share of common stock and (ii) a two-year warrant to purchase fifty percent (1,118,750 warrants) of the number of shares of common stock purchased at an exercise price of $0.60 per share, subject to adjustment upon the occurrence of certain events. The warrants may be exercised at any time on a cashless basis at 100% of the closing price for the common stock on the business day immediately prior to the date of exercise. The Company has agreed to file a “resale” registration statement with the SEC covering all shares of common stock and shares of common stock underlying the warrants (including as issued to placement agents) within 60 days of the final closing date of the sale of any Units and to maintain the effectiveness of the registration statement until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days of the final closing on the sale of Units. The Company is obligated to pay to investors a fee of one (1%) per month in cash for every thirty day period up to a maximum of six (6%) percent, (i) that the registration statement has not been filed after the filing date, and (ii) following the effectiveness date that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of common stock permissible upon consultation with the staff of the SEC.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

In April 2012, the Company sold an aggregate 4,385,716 shares of common stock to certain investors for an aggregate purchase price of $1,535,000 or a purchase price of $0.35 per share.

On June 19, 2012, the Company issued 12,500,000 shares of its common stock to certain investors in a private placement for an aggregate purchase price of $4,000,000 or a purchase price of $0.32 per share. In connection with the private placement, the Company paid fees of $75,000 and issued 234,375 shares of its common stock to a placement agent as consideration for certain placement agent services. In connection with the private placement, the Company and the purchasers entered into a registration rights agreement dated June 19, 2012 which provides the purchasers certain rights relating to the registration of the Common Stock under the Securities Act. Pursuant to the Registration Rights Agreement, at any time after December 19, 2012, the purchasers have the right to require the Company to file a registration statement under the Securities Act to register the Common Stock. In addition, if the Company registers any of its equity securities under the Securities Act, the Company is required to give the purchasers prompt notice of its intention to do so, and the purchasers may request the common stock to be included in the registration statement.

On February 9, 2012, the Board of Directors of the Company appointed Stephen Alfers as Chairman and Chief Executive Officer of the Company.  Simultaneously with Mr. Alfers’ appointment, Barry Honig resigned from his position as Chairman of the Company but remains a member of the Board. On February 9, 2012, the Company entered into an employment agreement with Mr. Alfers, pursuant to which Mr. Alfers shall serve as the Chief Executive Officer of the Company until December 31, 2015, subject to renewal.  Pursuant to the terms of his Employment Agreement, Mr. Alfers will be entitled to a base salary of $250,000 per year and was issued (i) 12,000,000 shares of the Company’s restricted common stock and (ii) an option to purchase 10,000,000 shares of the Company’s common stock with a term of ten years and an exercise price equal to the closing price of the Company’s common stock on the trading day immediately prior to the date of issuance of such grant  or $0.49 which shall be vested in full on the Effective Date.

Vesting of restricted stock grant is as follows:

i.
6,000,000 shares of restricted common stock (less any shares sooner vested upon registration of 3,000,000 shares of the restricted common stock with the Securities Exchange Commission) shall vest on the earlier of (a) such date that the Company consummates a secondary public offering of its securities in which the Company receives gross proceeds of at least $7,000,000 or (b) one (1) year from the Effective Date of this Agreement;

ii.	3,000,000 shares of restricted common stock shall vest two (2) years from the effective date of this agreement; and
iii.	3,000,000 shares of restricted common stock shall vest three (3) years from the effective date of this agreement.

Additionally, the Company recorded stock-based compensation expense of $1,735,417 in connection with the vested restricted stock grants. At June 30, 2012, there was a total of $4,144,583 of unrecognized compensation expense related to these non-vested restricted stock grants arrangement.

On February 3, 2012, 500,000 shares of Series B Preferred Stock were converted into 500,000 shares of common stock.  The Company valued these common shares at par value.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

On February 23, 2012, the Company issued 2 million common shares to the original holders of the senior secured promissory note in connection with the Note Modification Agreement (see Note 7). Accordingly, the Company valued the 2 million common shares at the fair market value on the date of grant at $0.489 per share or $978,000 and was recognized as interest expense during the six months ended June 30, 2012 in connection with the Note Modification Agreement.

On March 30, 2012, in connection with the March Note Assignment and Assumption Agreement (see Note 7), the various assignees agreed to convert an aggregate principal amount of $1,892,014 into 5,405,754 shares of the Company’s Common Stock at a conversion price of $0.35 per share. Such various assignees received an additional 1,118,432 shares of the Company’s Common Stock as consideration for the note conversion and were valued at the fair market value on the date of grant at $0.55 per share or $615,138 and have been included in loss from extinguishment of debts.

On March 30, 2012, the original holders of the senior secured notes agreed to convert $262,500 of the notes in exchange for an aggregate of 750,000 shares of the Company’s common stock (see Note 7). The Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $51,563 which is equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms.

On March 30, 2012, the holder of the assigned $1.6 million note (together with accrued and unpaid interest of $14,400) agreed to convert such note into 4,612,571 shares of Common Stock at a conversion price of $0.35 per share and an additional 954,325 shares of the Company’s Common Stock as consideration for the note conversion. The Company accounted the reduction of the conversion price from $0.40 to $0.35 per share and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded loss from extinguishment of debts of $317,114 which is equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms.  The additional 954,325 shares of common stock were valued at the fair market value on the date of grant at $0.55 per share or $524,878 and have been included in loss from extinguishment of debts.

On March 30, 2012, the holder of the 400,000 shares of the Company’s Series D Preferred Stock converted such shares into 1,153,143 shares of the Company’s Common Stock (which included accrued and unpaid dividends thereon).

On March 20, 2012, the Company issued 250,000 shares of common stock to a third party in consideration for payment of legal services rendered of $129,028 and Continental’s accrued legal fees of $170,614 for a total amount of $299,642.  The Company valued these common shares for $299,642 (see Note 11).

In March 2012, the Company issued 200,000 shares of common stock to a consultant in consideration for payment of public relations services rendered.  The Company valued these common shares at the fair market value on the date of grants at approximately $0.55 per share or $110,000.

In March 2012, the Company issued an aggregate of 6,229,718 shares of common stock in connection with the exercise of the 11,399,150 stock warrants on a cashless basis. The Company valued these common shares at par value.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

On February 23, 2012, a majority of the Company’s outstanding voting capital stock authorized by written consent, in lieu of a special meeting of the Company’s stockholders, the Company to effectuate a reverse stock split at a ratio not less than two-for-one and not greater than fifteen-for-one, with the exact ratio to be set and the amendment to the Company’s Articles of Incorporation to be filed at the discretion of the Company’s Board of Directors.  Currently, the Company’s Board has not set an exact ratio for the reverse stock split.

On April 27, 2012, the Company issued 50,000 shares of common stock to a consultant in consideration for certain consulting services rendered. The Company had accrued such consulting expense prior to issuance amounting to $45,000. The Company valued these common shares at the fair market value on the date of grants at approximately $0.90 per share or $45,000.

On April 5, 2012, the Company issued to Victoria Gold. and Victoria Resources (US) Inc.  10 million shares of the Company’s common stock, and a 2 year warrant to purchase 5 million shares of Common Stock at a purchase price of $0.60 per share in connection with the acquisition of rights to approximately 13,300 acres of mining claims and private lands adjacent to the Company’s landholdings at the Relief Canyon Mine in Pershing County, Nevada (see Note 14).   The Company valued the 10 million common shares at the fair market value on the date of grants at approximately $0.46 per share or $4,600,000.  For the six months ended June 30, 2012, the Company recorded the value of such shares and warrants into mineral rights as reflected in the accompanying consolidated balance sheets.

As previously disclosed, on July 22, 2011, the Company purchased substantially all of the assets of Continental in consideration for (i) 8 shares of the Company’s common stock for every 10 shares of Common Stock of Continental outstanding; (ii) the assumption by the Company of the outstanding warrants to purchase shares of Continental’s common stock at a ratio of one warrant (the “Company Warrants”) to purchase 8 shares of the Company’s Common Stock for every Continental Warrant to purchase 10 shares of Continental’s common stock; and (iii)  the assumption of Continental’s 2010 Equity Incentive Plan and all options granted and issued thereunder at a ratio of one option to purchase 8 shares of the Company Common Stock for every option to purchase 10 shares of Continental’s common stock outstanding. Between April 2012 and June 2012, the Company issued an aggregate of 9,729,285 shares of its common stock to holders of Company Warrants in consideration for the cancellation of such Company Warrants.  Additionally, such holders agreed to the elimination of certain most favored nations provisions or price protection associated with the shares of Continental’s common stock issued in connection with the Continental Warrants (the “Warrant Cancellation Transaction”). The Company issued 9,729,285 shares of the Company’s common stock at a ratio of 300 shares for every 1,000 Company Warrants held.  An aggregate of 32,430,954 Company Warrants were cancelled as a result of the Warrant Cancellation Transaction. Accordingly, the Company valued the 9,729,285 common shares at the fair market value on the date of grants ranging between $0.29 to $0.505 per share or $4,883,196.

In connection with the Merger Agreement between the Company, Red Battle, and Valor Gold, the Company cancelled 1,750,000 shares of the Company’s common stock (see Note 4). The Company valued these cancelled common shares at par value.

On June 18, 2012, the Company granted an aggregate of 9,000,000 shares of restricted common stock to the Company’s CEO and two directors of the Company. Such restricted shares shall vests one third at the end of each three years from the date of issuance. Additionally, the Company recorded stock-based compensation expense of $62,333 in connection with the vested restricted stock grants. At June 30, 2012, there was a total of $2,997,667 of unrecognized compensation expense related to these non-vested restricted stock grants arrangement.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

Common Stock Options

On September 29, 2010, the Company’s Board of Directors and stockholders adopted the 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan reserved 2,800,000 shares of common stock for issuance. Upon the closing of the Exchange, the Company had outstanding options to purchase 2,800,000 shares of the Company’s common stock under the 2010 Plan which represents an exchange of 2,800,000 options previously granted with similar terms  on June 1, 2010, prior to the reverse merger and recapitalization.  In connection with these options, for the six months ended June 30, 2012, the Company recorded stock-based compensation expense of $46,540.

At June 30, 2012, there was a total of $86,418 of unrecognized compensation expense related to these non-vested option-based compensation arrangements under the 2010 Plan.

On July 22, 2011, the Company granted 2,248,000 stock options and warrants to purchase 41,566,999 shares of common stock pursuant to an asset purchase agreement entered into between the Company, Acquisition Sub and Continental (see Note 4). The 2,248,000 9-year options to purchase shares of common stock at $1.423 per share are subject to a vesting schedule based on the stock option holder's continued employment and services. For the six months ended June 30, 2012, the Company recognized stock based compensation of $814,997 which represents the portion of the vested replacement option awards attributable to post-combination services due to the assumption of the stock options of Continental which was accounted for under ASC 805-30-30-9 (“Acquirer Share-Based Payment Awards Exchanged for Awards Held by the Acquiree’s Employees). These options were valued on the grant date at $1.11 per option using a Black-Scholes option pricing model with the following assumptions: stock price of $1.10 per share, volatility of 196%, expected term of 10 years, and a risk free interest rate of 2.99%. At June 30, 2012, there was a total of $473,286 of unrecognized compensation expense related to these non-vested replacement option awards.

During the six months ended June 30, 2012, 500,000 options were forfeited in accordance with the termination of employee relationships.

On February 9, 2012, the holders of approximately 53% of the outstanding shares of the Company's common stock voted in favor of the adoption of the Company's 2012 Equity Incentive Plan (the " 2012 Plan").  The Board approved the 2012 Plan on February 9, 2012, which reserves 40,000,000 shares of common stock for issuance thereunder in the form of incentive stock options, non-qualified stock options and restricted stock grants, issuable to the Company's officers, directors, employees and consultants.

10,000,000 options were valued on the grant date (February 9, 2012) at approximately $0.45 per option or a total of $4,537,000 using a Black-Scholes option pricing model with the following assumptions: stock price of 0.49 per share, volatility of 110%, expected term of 10 years, and a risk free interest rate of 2.04%. For the six months ended June 30, 2012, the Company recorded stock-based compensation expense of $4,537,000 in connection with the fully vested options granted to the Company’s CEO.

On March 6, 2012, the Company granted an aggregate of 1,100,000 10-year options to purchase shares of common stock at $0.45 per share, the market price on the date of issuance, which vests 25% on date of issuance; 25% on each of December 31, 2012; December 31, 2013 and December 31, 2014 to two employees and a consultant of the Company. The 1,100,000 options were valued on the grant date at approximately $0.41 per option or a total of $448,690 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.45 per share, volatility of 103%, expected term of 10 years, and a risk free interest rate of 1.98%. For the six months ended June 30, 2012, the Company recorded stock-based compensation and stock-based consulting expense of $136,816 and $78,181, respectively.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

On April 6, 2012, the Company and its director, Barry Honig, entered into a consulting agreement (the “Consulting Agreement”) pursuant to which Mr. Honig would provide certain consulting services relating to business development, corporate structure, strategic and business planning, selecting management and other functions reasonably necessary for advancing the business of the Company.  The Consulting Agreement has an initial term of three years, subject to renewal.

In consideration for his services, the Company agreed to pay Mr. Honig the following consideration:

•	A ten-year option to purchase 12,000,000 shares of the Company’s common stock, exercisable at $0.35 per share which shall be vested in full on the date of issuance;
•
On such date that the Company receives minimum gross proceeds of at least $5,000,000 due to the occurrence of a Triggering Event (as defined in the Consulting Agreement) or the combination of multiple Triggering Events, Mr. Honig shall receive a one -time payment of $200,000; and

•	Upon a Change in Control (as defined in the Consulting Agreement) of the Company, Mr. Honig shall receive a one-time payment of $500,000.

The 12,000,000 options were valued on the grant date at approximately $0.39 per option or a total of $4,633,200 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.46 per share, volatility of 105%, expected term of 6 years, and a risk free interest rate of 0.89%.  In April 2012, the Company paid the one-time payment of $200,000 to Mr. Honig pursuant to the Consulting Agreement.

On June 18, 2012, the Company granted an aggregate of 6,000,000 10-year options to purchase shares of common stock exercisable at $0.34 per share to the Company’s CEO and Barry Honig, a director of the Company. The 6,000,000 options were valued on the grant date at approximately $0.28 per option or a total of $1,660,200 using a Black-Scholes option pricing model with the following assumptions: stock price of 0.34 per share, volatility of 107%, expected term of 6 years, and a risk free interest rate of 0.69%. For the six months ended June 30, 2012, the Company recorded stock-based compensation expense of $1,660,200 in connection with these fully vested options.

On June 18, 2012, the Company granted an aggregate of 2,700,000 10-year options to purchase shares of common stock at $0.34 per share which vests 25% on date of issuance; 25% on each of December 31, 2012; December 31, 2013 and December 31, 2014 to David Rector, a director of the Company, three employees and three consultants of the Company. The 2,700,000 options were valued on the grant date at approximately $0.28 per option or a total of $747,090 using a Black-Scholes option pricing model with the following assumptions: stock price of $034 per share, volatility of 107%, expected term of 6 years, and a risk free interest rate of 0.69%. For the six months ended June 30, 2012, the Company recorded stock-based compensation and stock-based consulting expense of $116,250 and $93,000, respectively.

At June 30, 2012, there was a total of $771,533 of unrecognized compensation expense related to these non-vested option-based compensation arrangements under the 2012 Plan.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

A summary of the stock options and changes during the period are presented below:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at December 31, 2011	3,548,000	$1.11	8.45
Granted	31,800,000	0.39	10
Exercised	-	-	-
Forfeited	(500,000)	0.81	8.59
Cancelled	-	-	-
Balance outstanding at June 30, 2012	34,848,000	$0.46	9.60

Options exercisable at June 30, 2012	31,395,467	$0.46
Options expected to vest	3,452,533
Weighted average fair value of options granted during the period		$0.36

Stock options outstanding at June 30, 2012 as disclosed in the above table have approximately $687,000 intrinsic value at the end of the period.

Common Stock Warrants

On July 22, 2011, the Company granted 2,248,000 stock options and warrants to purchase 41,566,999 shares of common stock pursuant to an asset purchase agreement entered into between the Company, Acquisition Sub, and Continental (see Note 4). The assumption of stock warrants was replaced with the Company’s 3,200,000 4.5-year warrants to purchase shares of common stock at $2.835 per share granted to an affiliated company and its assignees which are subject to a vesting schedule based on the warrant holder's continued services and the Company’s 38,366,999 (ranging from 5 months to 4.60 years) warrants to purchase shares of common stock at an exercise price of $2.835 which were related to private placement sale of the Company’s common stock. For the six months ended June 30, 2012, the Company recognized stock based compensation of $165,730 which represents the portion of the vested replacement warrants awards attributable to post-combination services due to the assumption of the stock warrants of Continental which was accounted for under ASC 805-30-30-9 (“Acquirer Share-Based Payment Awards Exchanged for Awards Held by the Acquiree’s Employees). These warrants were valued on the grant date at $1.11 per option using a Black-Scholes option pricing model with the following assumptions: stock price of $1.10 per share, volatility of 193%, expected term of 10 years, and a risk free interest rate of 1.56%. At June 30, 2012, there was $0 of unrecognized compensation expense related to these replacement warrant awards.

Out of the warrants to purchase 41,566,999 shares of common stock discussed above, a total of 2,050,666 4.5-year warrants were granted to an affiliated company, whereby a member of the Company’s Board of directors is the President of the affiliated company.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

Between January 2012 and February 2012, the Company sold an aggregate of 2,237,500 Units with net proceeds to the Company of $847,500. Each Unit was sold for a purchase price of $0.40 per Unit and consisted of: (i) one share of Common Stock and (ii) a two-year warrant to purchase fifty percent (1,118,750 warrants) of the number of shares of Common Stock purchased at an exercise price of $0.60 per share, subject to adjustment upon the occurrence of certain events. The warrants may be exercised at any time on a cashless basis at 100% of the closing price for the Common Stock on the business day immediately prior to the date of exercise. In March 2012, the Company issued 336,974 shares of common stock in connection with the exercise of these 968,750 stock warrants on a cashless basis.

On February 23, 2012, the Company entered into a Stock Purchase Agreement with two subscribers and sold 1,000,000 shares of the Series D Preferred Stock and an aggregate of 8,750,000 warrants to acquire shares of Common Stock for an aggregate purchase price of $1,000,000 (see Note 12 – Preferred Stock). On March 29, 2012, the Company issued 2,967,143 shares of common stock in connection with the exercise of 5,250,000 stock warrants on a cashless basis.

On February 23, 2012, in connection with a Note Modification Agreement, the Company issued warrants to purchase an aggregate of 4,144,320 shares of Common Stock to Platinum and warrants to purchase an aggregate of 1,036,080 shares of Common Stock to Lakewood (see Note 7). The warrants may be exercised at any time, in whole or in part, at an exercise price of $0.40 per share until the fifth anniversary of their issuance.   The warrants may be exercised on a cashless basis at any time. In February 2012, the Company issued 2,925,601 shares of common stock in connection with the exercise of these 5,180,400 stock warrants on a cashless basis.

On March 6, 2012, the Company issued a warrant to purchase 400,000 shares of the Company’s common stock at an exercise price equal to the market price of the Company’s common stock on the date of issuance or at $0.45 per share to a consultant in consideration for services rendered. The 400,000 warrants were valued on the grant date at approximately $0.41 per option or a total of $163,155 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.45 per share, volatility of 110%, expected term of 10 years, and a risk free interest rate of 1.98%. For the six months ended June 30, 2012, the Company recognized stock based consulting of $163,155.

On April 5, 2012, the Company issued to Victoria Gold. and Victoria Resources (US) Inc.  10 million shares of the Company’s common stock, and a 2 year warrant to purchase 5 million shares of Common Stock at a purchase price of $0.60 per share in connection with the acquisition of rights to approximately 13,300 acres of mining claims and private lands adjacent to the Company’s landholdings at the Relief Canyon Mine in Pershing County, Nevada (see Note 14). The 5 million warrants were valued on the grant date at approximately $0.22 per warrant or a total of $1,109,441 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.46 per share, volatility of 105%, expected term of 2 years, and a risk free interest rate of 0.35%. For the six months ended June 30, 2012, the Company recorded the value of such shares and warrants into mineral rights as reflected in the accompanying consolidated balance sheets. The Warrant may be exercised in whole, or in part, at any time by means of a “cashless” exercise.  In the event of an “Organic Change”, as defined in the Warrant, the Company may elect to: (i) require the holder to exercise the Warrant prior to the consummation of such Organic Change or (ii) secure from the person or entity purchasing such assets or the successor resulting from such Organic Change, a written agreement to deliver to the holder, in exchange for the Warrant, a warrant of such acquiring or successor entity.

NOTE 12 – STOCKHOLDERS’ EQUITY (continued)

A summary of the status of the Company's outstanding stock warrants and changes during the period then ended is as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at December 31, 2011	35,603,142	$2.64	3.94
Granted	20,449,150	0.46	4.20
Cancelled	(32,430,954)	2.83	3.86
Forfeited	-	-	-
Exercised	(11,399,150)	0.42	4.64
Balance at June 30, 2012	12,222,188	$0.55	2.77

Warrants exercisable at June 30, 2012	12,222,188	$0.55	2.77

Weighted average fair value of options granted during the six months ended June 30, 2012		$0.37

NOTE 12 – STOCKHOLDERS' EQUITY

Preferred Stock

In connection with the Credit Facility Agreement, the Company agreed to issue to the lenders and Sheldon Finkel an aggregate of 2,250,000 shares of the Company's newly designated Series A Preferred Stock, convertible into one share each of the Company's common stock (see Note 8). The holders of the Company's Series A Preferred Stock were entitled to the same number of votes per share of common stock that the holder of these Series A Preferred Stock may convert into at the time of the vote. In the event of a liquidation, dissolution or winding up of the business of the Company, the holder of the Series A Preferred Stock would have preferential payment and distribution rights over any other class or series of capital stock that provide for Series A Preferred Stock's preferential payment and over the Company's Common Stock. The Company valued the 2,250,000 Series A Preferred Stock at the fair market value of the underlying common stock on the date of grant at $1.20 per share or $2,700,000 and recorded a debt discount of $1,800,000 and deferred financing cost of $900,000 which are being amortized over the term of these notes. Between May 2011 and December 2011, 2,250,000 Series A Preferred Stock were converted into 2,250,000 shares of common stock.

On May 24, 2011, the Company entered into four limited liability company membership interests purchase agreements with the former owners of Arttor Gold. Each of the owners of Arttor Gold, sold their interests in Arttor Gold in privately negotiated sales resulting in the Company acquiring 100% of Arttor Gold. Pursuant to the Agreements, the Company issued 8,000,000 shares of preferred stock, designated Series B Convertible Preferred Stock, and 13,000,000 shares of Common Stock in exchange for 100% membership interests in Arttor Gold. Each share of Series B Convertible Preferred Stock is convertible into one share each of the Company's common stock. The holders of the Company's Series B Preferred Stock are entitled to the same number of votes per share of common stock that the holder of the Series B Preferred Stock may convert into at the time of the vote. In the event of a liquidation preferences upon the liquidation, dissolution or winding up of the business of the Company, the holder of the Series B Preferred Stock would have preferential payment and distribution rights over any other class or series of capital stock that provide for Series B Preferred Stock's preferential payment and over the Company's Common Stock. Between October 2011 and December 2011, 7,500,000 Series B Preferred Stock were converted into 7,500,000 shares of common stock.

On September 29, 2011, the Company sold 3,284,396 shares of newly designated Series C Convertible Preferred Stock and two-year warrants (the “Preferred Warrants”) to purchase 9,853,188 shares of Common Stock at an exercise price of $0.60 per share for an aggregate purchase price of $3,284,396. Each share of preferred stock is convertible into shares of common stock at a conversion price of $0.50 per share, subject to adjustment in the event the Company issues common stock or securities convertible into or exercisable for shares of common stock at a price lower than the conversion price then in effect, but not less than $0.30 per share. The preferred stock has a stated value of $1.50 per share (the “Stated Value”). In the event of the liquidation, dissolution or winding up of the business of the Company, each share of Preferred Stock shall be entitled to receive, a preferential amount in cash equal to the Stated Value. The Preferred Warrants may be exercised until the second anniversary of issuance at a cash exercise price of $0.60 per share, subject to adjustment. The Preferred Warrants may be exercised on a cashless basis at any time after the original date of issuance. On September 29, 2011, the Company issued 4,429,415 shares of common stock in connection with the exercise of the 9,853,188 Preferred Warrants on a cashless basis. In October 2011, the conversion price of the Company's Series C Convertible Preferred Stock was adjusted to $0.40 per share as a result of certain anti-dilution provisions contained therein due to the sale of common stock at $0.40 per share.

In accordance with ASC 505 (“Equity - Dividends and Stock Splits”), the Series C Convertible Preferred Stock was considered to have an embedded beneficial conversion feature (ECF) because the conversion price was less than the fair value of the Company's common stock. This Series C Convertible Preferred Stock was fully convertible at the issuance date, therefore a portion of proceeds allocated to the Series C Convertible Preferred Stock of $3,284,396 was determined to be the value of the beneficial conversion feature and was recorded as a deemed dividend. In connection with the initial sales of the Series C Preferred Stock, the initial estimated fair values allocated to the ECF were $1,172,999 and the fair value allocated to the warrants of $ 2,111,397 was recorded as a deemed dividend on September 29, 2011.

The assumptions used valuing the Preferred Warrants include:

Risk free interest rate (annual)	0.27%
Expected volatility	112%
Expected life	2 Years
Assumed dividends	none

Common Stock

On February 10, 2010, the Company granted an aggregate of 12,090,000 restricted shares of common stock to the founders of the Company pursuant to common stock subscription agreements. The Company received gross proceeds of $1,209 from such issuance of shares of the Company's common stock. The Company valued these common shares at par value.

Between December 2009 and 2010, one of the Company's Directors provided loans of $498,935. On June 30, 2010, the Company issued 333,333 shares in connection with the conversion of $200,000 of this loan payable. The fair value of such shares issued amounted to $200,000 or $0.60 per share based on recent sales of the Company's common stock in a private placement.

Between February 2010 and June 2010, two unrelated parties loaned an aggregate amount of $160,000 to the Company. On June 30, 2010, the Company issued 266,667 shares in connection with the conversion of these loans payable for a total amount of $160,000. The fair value of such shares issued amounted to $160,000 or $0.60 per share based on recent sales of the Company's common stock in a private placement.

In June 2010, the Company issued an aggregate of 400,000 shares of the Company's common stock to four persons for consulting services rendered. The Company valued these common shares at the fair market value on the date of grant at $0.60 per share or $240,000 based on the recent sales of the Company's common stock in a private placement which has been recognized as consulting expense for the period from February 10, 2010 (inception) to December 31, 2010.

Between June 2010 and August 2010, the Company issued 6,512,000 shares of common stock at $0.60 per share pursuant to a private placement which generated net proceeds of approximately $3,690,000. In connection with these private placements, the Company paid in cash private placement commissions of approximately $163,350, legal fees of $50,000 and related private placements fees of $3,470.

As a result of the Exchange transactions as further described in Note 1, the Company issued a net of 2,513,805 shares after giving effect to the share cancellation.

In September 2010, the Company issued 20,000 shares of the Company's common stock in connection with accounting services rendered. The Company valued these common shares at the fair market value on the date of grant at $0.60 per share or $12,000 based on the recent sales of the Company's common stock in a private placement which has been recognized as professional expense for the period from February 10, 2010 (inception) to December 31, 2010.

In February 2011, the Company issued 200,000 shares of the Company's common stock in connection with a one year public relations and consulting agreement. The Company valued these common shares at the fair market value on the date of grant at $1.40 per share or $280,000.  In November 2011, the Company and the consultant agreed to terminate such agreement in consideration for (i) a cash payment of $50,000 and (iii) the issuance of 50,000 shares of the Corporation's common stock.  The Company valued the 50,000 common shares at the fair market value on the date of grant at $0.68 per share or $34,000. Accordingly, the Company recognized stock based consulting expense of $314,000 during the year ended December 31, 2011.

In March 2011, the Company entered into a Separation Agreement and General Release (the “Settlement Agreement”) with the former president of the Company. Pursuant to the Settlement Agreement, the former President, Mr. Cohen returned 900,000 shares of the Company's common stock for cancellation and sold 1,200,000 shares of the Company's common stock he owned to one or more purchasers who are accredited investors on the closing date (the “Closing”). At the Closing, the proceeds from the private sale of the 1,200,000 shares were distributed for payment and reimbursement of various fees and obligations outstanding to the Company, a certain vendor, the Company's Member of the Board of Directors and $115,000 to Mr. Cohen. The Closing occurred in April 2011 (see Note 12). In addition, Mr. Cohen's employment agreement was terminated and the parties exchanged releases. In addition, at the Closing, the Company and Mr. Cohen agreed to: (i) assignments of certain boxing promotional rights agreements (subject to any required consents or approvals), and (ii) various profit sharing agreements with respect to certain of the boxing promotional rights agreements under which Mr. Cohen may elect to continue as the promoter of the boxers named therein. In connection with the return of the 900,000 shares of common stock, the Company valued the cancelled shares at $59,612 which represents the carrying amount of the assigned promotional advances and was allocated to retained earnings as a result of the Separation agreement entered into between the Company and the former president of the Company on March 28, 2011 in accordance with ASC 505-30 “Treasury Stock”.

In April 2011, the Company sold an aggregate of 410,000 shares of common stock at a purchase price of $0.60 per share which generated gross proceeds of $246,000.

Between May 2011 and December 2011, the holders of 2,250,000 shares of Series A Preferred Stock converted their shares into 2,250,000 shares of Common Stock. One of the holders is the Company's Member of the Board of Directors. The Company valued these common shares at par value.

On May 24, 2011, the Company entered into four limited liability company membership interests purchase agreements with the owners of Arttor Gold. Each of the owners of Arttor Gold, (the “Members”) sold their interests in Arttor Gold in privately negotiated sales resulting in the Company acquiring 100% of Arttor Gold.  Pursuant to the Agreements, the Company issued 8,000,000 shares of preferred stock, designated Series B Convertible Preferred Stock, and 13,000,000 shares of Common Stock in exchange for 100% membership interests in Arttor Gold. The issuance of 13,000,000 shares of common stock and issuance of 8,000,000 shares of Series B convertible preferred stock were valued at $2,000,130 which primarily represents the cash acquired and assumed liabilities of $21,750 from Arttor Gold. Each share of Series B Convertible Preferred Stock is convertible into one share each of the Company's common stock. Between October 2011 and December 2011, 7,500,000 Series B Convertible Preferred Stock were converted into 7,500,000 shares of common stock.

On July 22, 2011, the Company issued 76,095,214 shares of its Common Stock pursuant to an asset purchase agreement entered into between the Company, the Company's wholly-owned subsidiary, Acquisition Sub, and Continental.  The purchase considerations included 76,095,214 shares of the Company's stock and the issuance of 41,566,999 stock warrants and 2,248,000 stock options and were valued at $14,857,676 (see Note 3). The Company accounted the value under ASC 805-50-30-2 “Business Combinations” whereby if the consideration is not in the form of cash, the measurement is based on either the cost which shall be measured based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and thus more reliably measurable. The Company deemed that the fair value of the net asset of Continental amounting to $14,857,676 is more clearly evident and more reliable measurement basis. Consequently, the issuance of 76,095,214 shares of the Company's common stock to Continental accounted for approximately 67% of the total issued and outstanding stocks of the Company as of July 22, 2011 and the Company became a majority owned subsidiary of Continental, the Parent Company. As of December 31, 2011, Continental holds 53.30% of interest in the Company.

On September 2, 2011, the Company, Empire, EXCX, Capital Hoedown, Inc. (collectively, the “Companies”), and Sheldon Finkel, the Company's former Chief Executive Officer and Co-Chairman of the Board of Directors (“Executive”), entered into a Separation Agreement (the “Agreement”) under which Executive resigned from all positions with the Company and each of its subsidiaries and affiliates. Pursuant to the Agreement, Sheldon Finkel agreed to return 750,000 shares of common stock (see Note 12). The Company valued and recorded the cancelled shares at par value or $75 against additional paid in capital.

Between September 2011 and October 2011, the Company sold $1,718,000 of Units pursuant to subscription agreements (the “Subscription Agreements”) for an aggregate sale of 3,436,000 Units (the “Units”), at a purchase price of $0.50 per Unit. Each Unit consists of: (i) one share of Common Stock and (ii) a two year warrant to purchase 50% percent of the number of shares of Common Stock (1,718,000 warrants) at an exercise price of $0.60 per share. The warrants may be exercised until the second anniversary of their issuance at a cash exercise price of $0.60 per share, subject to adjustment. The warrants may be exercised on a cashless basis if at any time at 100% of the closing price for the common stock on the business day immediately prior to the exercise. In September 2011, the Company issued 866,065 shares of common stock in connection with the exercise of these 1,678,000 warrants on a cashless basis. The Company has agreed to file a “resale” registration statement with the SEC covering all shares of these common stock and shares underlying the warrants within 60 days of the final closing date of the sale of any Units and to maintain the effectiveness of the registration statement until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days of the final closing on the sale of Units (the “Effectiveness Date”). The Company is obligated to pay to Investors a fee of 1% per month in cash for every thirty day period up to a maximum of 6%, (i) that the registration statement has not been filed and (ii) following the Effectiveness Date that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of common stock permissible upon consultation with the staff of the SEC.

Between October 2011 and December 2011, the Company sold $1,830,000 of Units pursuant to subscription agreements for an aggregate sale of 4,575,000 Units (the “Units”). Additionally, on November 29, 2011, the holder of the Company's 6% note payable converted $611,750 principal balance of the note into an aggregate of 1,529,375 of Units (see Note 8). Each Unit was sold for a purchase price of $0.40 per Unit and consists of: (i) one share of Common Stock and (ii) a two-year warrant to purchase fifty percent of the number of shares of Common Stock (3,052,188 warrants) purchased at an exercise price of $0.60 per share, subject to adjustment upon the occurrence of certain events. The Warrants may be exercised at any time on a cashless basis at 100% of the closing price for the Common Stock on the business day immediately prior to the date of exercise. The Company has agreed to file a “resale” registration statement with the SEC covering all shares of Common Stock and shares of Common Stock underlying the Warrants (including as issued to placement agents) within 60 days of the final closing date of the sale of any Units (the “Filing Date”) and to maintain the effectiveness of the registration statement until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days of the final closing on the sale of Units (the “Effectiveness Date”). The Company is obligated to pay to Investors a fee of one (1%) per month in cash for every thirty day period up to a maximum of six (6%) percent, (i) that the registration statement has not been filed after the Filing Date, and (ii) following the Effectiveness Date that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the SEC.

During the year ended December 31, 2011, the Company paid placement agent fees of $370,583 in cash to broker-dealers in connection with the sale of the Units above.

In October 2011, the Company issued 500,000 shares of the Company's common stock in connection with a public and investor relations agreement. The Company valued these common shares at the fair market value on the date of grant at $0.971 per share or $485,500. Accordingly, the Company recognized stock based consulting expense of $485,500 during the year ended December 31, 2011.

In December 2011, the Company issued 600,000 shares of the Company's common stock in connection with an advisory and consulting agreement. The consultant previously acted as a placement agent of the Parent Company whereby the consultant received warrants to purchase Continental's common stock. Such warrants were assumed by the Company pursuant to the asset purchase agreement entered into with Continental. Additionally, the consultant agreed to cancel 1,056,046 assumed warrants and waive any right to receive the Company's warrants. The Company valued these common shares at the fair market value on the date of grant at $0.53 per share or $318,000. Accordingly, the Company recognized stock based consulting expense of $318,000 during the year ended December 31, 2011.

Following the consummation of the asset purchase agreement with Continental, certain holders of Continental's warrants that were received in connection with the private placement of Continental securities (the “Continental Offering”) asserted certain rights against the Company under Section 5(f) of the Continental Warrants (the “Put Right”), which the Company disputed. On October 3, 2011, the Company, Continental and each of the holders of the Continental Warrants that exercised their Put Right, entered into an Agreement and Release (the “Release”) in which the Company agreed to issue to such holder 2 shares of the Company's common stock (the “Additional Stock”) for every $1.00 invested in the Continental Offering in exchange for cancellation of the Continental Warrants and waiver of ratchet anti-dilution protection from future offerings.  A total of 5,350,000 shares were issued and a total of 4,280,000 stock warrants to purchase shares of the Company's common stock (equivalent to 5,350,000 Continental warrants) were cancelled in connection with the settlement of the Put Rights. The Company valued these common shares at the fair market value on the date of grant at $0.89 per share or $4,761,500. Accordingly, the Company recognized settlement expense of $4,761,500 during the year ended December 31, 2011.

On October 31, 2011, the Company entered into amendment agreements (the “Amendments”) with holders of the Company's outstanding 5% convertible promissory notes dated as of February 1, 2011 in the aggregate principal amount of $750,000 (the “Convertible Notes”).  Pursuant to the Amendments, the Fixed Conversion Price (as defined in the Convertible Notes) was adjusted from $1.00 to $0.65. The note holders, including Company Board Member Barry Honig, converted their outstanding notes to the Company's common stock at a conversion price of $0.65 per share.  In total, $750,000 of notes was converted, plus accrued interest of $27,555, with the Company issuing 1,196,238 shares in exchange. The Company accounted the reduction of the original conversion price from $1.00 to $0.65 per share  and such conversion under ASC 470-20-40 “Debt with Conversion and Other Options” and accordingly recorded  interest expense of $230,192 which is equal to the fair value of shares issued in excess of the fair value issuable pursuant to the original conversion terms.

On November 18, 2011, the Company received an acknowledgment letter pursuant to which the beneficial owner of 500,000 shares of the Common Stock and a stock option agreement to purchase 600,000 shares of the Company's common stock agreed, regardless of vesting, to cancel 450,000 shares of Common Stock and the termination of the 600,000 options. The Company valued and recorded the cancelled shares at par value or $45 against additional paid in capital.

Common Stock Options

On September 29, 2010, the Company's Board of Directors and stockholders adopted the 2010 Stock Incentive Plan (the “2010 Plan”). Under the 2010 Plan, options may be granted which are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not intended to qualify as Incentive Stock Options thereunder. In addition, direct grants of stock or restricted stock may be awarded.  The 2010 Plan has reserved 2,800,000 shares of common stock for issuance. Upon the closing of the Exchange, the Company had outstanding options to purchase 2,800,000 shares of the Company's common stock under the 2010 Plan which represents an exchange of 2,800,000 options previously granted prior to the reverse merger and recapitalization with similar terms as discussed below.

On June 1, 2010, the Company granted an aggregate of 1,850,000 10-year options to purchase shares of common stock at $0.60 per share which vests one-third at the end of each three years to three officers of the Company. The 1,850,000 options were valued on the grant date at $0.60 per option or a total of $1,110,000 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.60 per share (based on recent sales of the Company's common stock in a private placement), volatility of 209% (estimated using volatilities of similar companies), expected term of 6.5 years, and a risk free interest rate of 3.29%. For the year ended December 31, 2011, the Company recorded stock-based compensation expense of $223,333.

The Company granted 250,000 10-year options to purchase shares of common stock entered at $0.60 per share to the Company's Executive Vice President in connection with his one year employment agreement commencing on October 1, 2010. The options vest and become exercisable in equal installments of the first three anniversaries of the effective date. The 250,000 options were valued on the grant date at $0.60 per option or a total of $150,000 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.60 per share (based on recent sales of the Company's common stock in a private placement), volatility of 209% (estimated using volatilities of similar companies), expected term of 6.5 years, and a risk free interest rate of 2.75%. For the year ended December 31, 2011, the Company recorded stock-based compensation expense of $50,000.

On March 29, 2011, the Company granted an aggregate of 350,000 10-year options to purchase shares of common stock at $1.01 per share which vests one-third at the end of each three years to an officer and two employees of the Company. The 350,000 options were valued on the grant date at $1.01 per option or a total of $353,500 using a Black-Scholes option pricing model with the following assumptions: stock price of $1.01 per share, volatility of 202%, expected term of 6.5 years, and a risk free interest rate of 3.47%. For the year ended December 31, 2011, the Company recorded stock-based compensation expense of $72,944.

At December 31, 2011, there was a total of $113,333 of unrecognized compensation expense related to these non-vested option-based compensation arrangements.

On June 1, 2010, the Company granted an aggregate of 950,000 10-year options to purchase shares of common stock at $0.60 per share which vests one third at the end of each three years to four consultants of the Company. The Black-Scholes option pricing model used for this valuation had the following assumptions: stock price of $1.03 per share, volatility of 200%, expected term of approximately nine years, and a risk free interest rate of 3.47%. For the year ended December 31, 2011, the Company recorded stock-based consulting expense of $238,625.

On May 31, 2011, pursuant to a termination acknowledgement letter, the Company agreed to grant a former employee 50,000 10-year options to purchase shares of common stock at $1.01 per share. The 50,000 options were valued on the grant date at $1.19 per option or a total of $59,500 using a Black-Scholes option pricing model with the following assumptions: stock price of $1.19 per share, volatility of 205%, expected term of 6.5 years, and a risk free interest rate of 3.05%. For the year ended December 31, 2011, the Company recorded stock-based compensation expense of $59,500.

On July 22, 2011, the Company granted 2,248,000 stock options and warrants to purchase 41,566,999 shares of common stock pursuant to an asset purchase agreement entered into between the Company, Acquisition Sub and Continental (see Note 3). As part of the purchase consideration, the Company assumed Continental's 2010 Equity Incentive Plan and all options granted and issued thereunder such that the Company shall deliver to Continental's option holders, options to purchase an aggregate of such number of shares of the Company's common stock issuable under the Company's equity incentive plan which shall be equal to one option to purchase eight shares of the Company's common stock for every option to purchase 10 shares of Continental's common stock outstanding with a strike price equal to such amount as is required pursuant to the terms of the outstanding option. The 2,248,000 9-year options to purchase shares of common stock at $1.423 per share are subject to a vesting schedule based on the stock option holder's continued employment and services.

The purchase consideration pursuant to the asset purchase agreement included 76,095,214 shares of the Company's stock and the issuance of 41,566,999 stock warrants and 2,248,000 stock options. The issuance of 76,095,214 shares of common stock including the issuance of 41,566,999 stock warrants and 2,248,000 stock options were valued at $14,857,676 (see Note 3). For the year ended December 31, 2011, the Company recognized stock based compensation of $706,281 which represents the portion of the vested replacement option awards attributable to post-combination services due to the assumption of the stock options of Continental which was accounted for under ASC 805-30-30-9 (“Acquirer Share-Based Payment Awards Exchanged for Awards Held by the Acquiree's Employees). These options were valued on the grant date at $1.11 per option using a Black-Scholes option pricing model with the following assumptions: stock price of $1.10 per share, volatility of 196%, expected term of 10 years, and a risk free interest rate of 2.99%. At December 31, 2011, there was a total of $1,268,649 of unrecognized compensation expense related to these non-vested replacement option awards.

During the year ended December 31, 2011, 1,950,000 options were forfeited in accordance with the termination of employee and consultant relationships.

A summary of the stock options as of December 31, 2011 and 2010 and changes during the period are presented below:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at inception	-	$-	-
Granted	3,050,000	0.60	9.45
Exercised	-	-	-
Forfeited	(200,000)	0.60	9.51
Cancelled	-	-	-
Balance at December 31, 2010	2,850,000	0.60	9.45
Granted	2,648,000	1.36	8.96
Exercised	-	-	-
Forfeited	(1,950,000)	0.41	8.84
Cancelled	-	-	-
Balance outstanding at the end of year	3,548,000	$1.11	8.45

Options exercisable at end of year	-	$-
Options expected to vest	1,778,533
Weighted average fair value of options granted during the period		$1.09

Stock options outstanding at December 31, 2011 as disclosed in the above table have no intrinsic value at the end of the year December 31, 2011.

Common Stock Warrants

On July 22, 2011, the Company granted 2,248,000 stock options and warrants to purchase 41,566,999 shares of common stock pursuant to an asset purchase agreement entered into between the Company, Acquisition Sub, and Continental (see Note 3). As part of the purchase consideration, the Company assumed the outstanding warrants to purchase shares of Continental's common stock such that the Company shall deliver to the holders of Continental's warrants, warrants to purchase shares of the Company's common stock which shall be equal to one warrant to purchase eight shares of the Company's common stock for every warrant to purchase ten shares Continental's common stock outstanding at an exercise price equal to such amount as is required pursuant to the terms of the outstanding warrants. The assumption of stock warrants was replaced with the Company's 3,200,000 4.5-year warrants to purchase shares of common stock at $2.835 per share granted to an affiliated company and its assignees which are subject to a vesting schedule based on the warrant holder's continued services and the Company's 38,366,999 (ranging from 5 months to 4.60 years) warrants to purchase shares of common stock at an exercise price of $2.835 which were related to private placement sale of the Company's common stock.

The purchase consideration pursuant to the asset purchase agreement included 76,095,214 shares of the Company's stock and the issuance of 41,566,999 stock warrants and 2,248,000 stock options. The issuance of 76,095,214 shares of common stock including the issuance of 41,566,999 stock warrants and 2,248,000 stock options were valued at $14,857,676 (see Note 3).  The Company recognized stock based compensation of $1,528,158 which represents the portion of the vested replacement warrants awards attributable to post-combination services due to the assumption of the stock warrants of Continental which was accounted for under ASC 805-30-30-9 (“Acquirer Share-Based Payment Awards Exchanged for Awards Held by the Acquiree's Employees). These warrantss were valued on the grant date at $1.11 per option using a Black-Scholes option pricing model with the following assumptions: stock price of $1.10 per share, volatility of 193%, expected term of 10 years, and a risk free interest rate of 1.56%. At December 31, 2011, there was a total of $165,730 of unrecognized compensation expense related to these non-vested replacement warrant awards.

Out of the warrants to purchase 41,566,999 shares of common stock discussed above, a total of 2,050,666 4.5-year warrants were granted to an affiliated company, whereby the Company's Member of the Board of directors is the President of the affiliated company.

On September 29, 2011, the Company sold 3,284,396 shares of newly designated Series C Convertible Preferred Stock and two-year warrants to purchase 9,853,188 shares of Common Stock at an exercise price of $0.60 per share for an aggregate purchase price of $3,284,396. The stock warrants may be exercised until the second anniversary of issuance at a cash exercise price of $0.60 per share, subject to adjustment. These stock warrants may be exercised on a cashless basis at any time after the original date of issuance. On September 29, 2011, the Company issued 4,429,415 shares of common stock in connection with the exercise of the 9,853,188 stock warrants on a cashless basis.

Between September 2011 and October 2011, the Company sold $1,718,000 of Units pursuant to subscription agreements (the “Subscription Agreements”) for an aggregate sale of 3,436,000 Units (the “Units”), at a purchase price of $0.50 per Unit. Each Unit consists of: (i) one share of Common Stock and (ii) a two year warrant to purchase 50% percent (1,718,000 warrants) of the number of shares of Common Stock at an exercise price of $0.60 per share. The Warrants may be exercised until the second anniversary of their issuance at a cash exercise price of $0.60 per share, subject to adjustment. In September 2011, the Company issued 866,065 shares of common stock in connection with the exercise of these 1,678,000 stock warrants on a cashless basis.

Between October 2011 and December 2011, the Company sold $1,830,000 of Units pursuant to subscription agreements for an aggregate sale of 4,575,000 Units (the “Units”). Additionally, on November 29, 2011, the holder of the Company's 6% note payable converted $611,750 principal balance of the note into an aggregate of 1,529,375 of Units (see Note 8). Each Unit was sold for a purchase price of $0.40 per Unit and consists of: (i) one share of Common Stock and (ii) a two-year warrant to purchase fifty percent of the number of shares of Common Stock (3,052,188 warrants) purchased at an exercise price of $0.60 per share, subject to adjustment upon the occurrence of certain events.

The Warrants sold in the Units above may be exercised at any time on a cashless basis at 100% of the closing price of the Common Stock on the business day immediately prior to the date of exercise.

Following the consummation of the asset purchase agreement with Continental, certain holders of Continental's warrants that were received in connection with the private placement of Continental securities (the “Continental Offering”) asserted certain rights against the Company under Section 5(f) of the Continental Warrants (the “Put Right”), which the Company disputed. On October 3, 2011, the Company, Continental and each of the holders of the Continental Warrants that exercised their Put Right, entered into an Agreement and Release (the “Release”) in which the Company agreed to issue to such holder 2 shares of the Company's common stock (the “Additional Stock”) for every $1.00 invested in the Continental Offering in exchange for cancellation of the Continental Warrants and waiver of ratchet anti-dilution protection from future offerings.  A total of 5,350,000 shares were issued and a total of 4,280,000 stock warrants to purchase shares of the Company's common stock (equivalent to 5,350,000 Continental warrants) were cancelled in connection with the settlement of the Put Rights.

In connection with an advisory and consulting agreement, in December 2011, the Company issued 600,000 shares of the to a consultant who previously acted as a placement agent of the Parent Company whereby the consultant received warrants to purchase Continental's common stock. Such warrants were assumed by the Company pursuant to the asset purchase agreement entered into with Continental. Additionally, the consultant agreed to cancel 1,056,045 assumed warrants and waive any right to receive the Company's warrants.

A summary of the status of the Company's outstanding stock warrants as of December 31, 2011 and 2010 and changes during the period then ended is as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at inception	-	$-	-
Granted	-	-	-
Cancelled	-	-	-
Forfeited	-	-	-
Exercised	-	-	-
Balance at December 31, 2010	-	-	-
Granted	56,190,375	2.25	3.25
Cancelled	(5,336,045)	2.84	4.40
Forfeited	(3,720,000)	2.84	-
Exercised	(11,531,188)	0.60	2.00
Balance at December 31, 2011	35,603,142	$2.64	3.94

Warrants exercisable at December 31, 2011	35,603,142	$2.64	3.94

Weighted average fair value of options granted during the year ended December 31, 2011		$1.06

COMMITMENTS AND CONTINGENCIES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 13 – COMMITMENTS AND CONTINGENCIES

Litigation

Relief Gold Group, Inc., v Sagebrush Gold Ltd, Gold Acquisition Corp., Barry C. Honig, and David S. Rector (12 civ 0952)

On February 7, 2012, the Company obtained a copy of  a complaint filed in the United States District Court for the Southern District of New York (the “Complaint”) entitled Relief Gold Group, Inc., v Sagebrush Gold Ltd, Gold Acquisition Corp., Barry C. Honig, and David S. Rector (12 civ 0952).  Relief Gold alleges various causes of action including breach of contract, intentional interference with contract, intentional interference with prospective business relationship/economic relations, misappropriation of trade secrets and unjust enrichment, related to the Company’s acquisition on August 30, 2011 of the assets of the Relief Canyon Mine pursuant to Chapter 11 of the Bankruptcy Code. The Company served and filed its Answer to the Complaint on May 24, 2012, in which it denied the material allegations of the Complaint and asserted a number of affirmative defenses. The Company disputes the allegations in the Complaint and believes the Complaint to be wholly without merit and intends vigorously to defend the claims.

Gold Acquisition Corp., v FirstGold Corp. et al (Case No. 12-05013-GWZ)

On or about February 29, 2012, Gold Acquisition Corp. ("GAC") commenced an adversary proceeding in the United States Bankruptcy Court for the District of Nevada against FirstGold, Terence Lynch and Relief Gold Group, and moved, by order to show cause, for a preliminary injunction and temporary restraining order staying the prosecution of the above-referenced action pending in the Southern District.  The motion for a preliminary injunction was denied on or about March 15, 2012.   Firstgold filed a motion to dismiss the complaint on April 23, 2012. On June 22, 2012, the Court ordered a "stand still" of this litigation, effectively staying any further action, until December 12, 2012.

GAC also filed a Motion for Order to Show Cause in Firstgold’s main bankruptcy action Case No. 10-50215-GWZ requesting that the court require Firstgold to complete documentation for conveyance of property.   That motion was granted on or about February 28, 2012.

NOTE 13 – COMMITMENTS AND CONTINGENCIES (continued)

Operating Lease

In February 2012, the Company signed a three year lease agreement for office space located in Lakewood, Colorado containing approximately 2,390 net rentable square feet with a term commencing in March 2012 and expiring in April 2015. The lease requires the Company to pay an annual base rent of $18.50 per rentable square feet or $44,215 plus a pro rata share of operating expenses. The base rent is subject to annual increases beginning on May 1, 2013 as defined in the lease agreement. Future minimum rental payments required under these operating leases are as follows:

Years ending December 31:
2012	22,108
2013	48,796
2014	46,306
2015 and thereafter	11,651
$128,861

NOTE 13 – COMMITMENTS AND CONTINGENCIES

Operating Lease

In March 2010, through the Company's former subsidiary, Empire signed a five year lease agreement for office space which will expire in March 2015. The lease required the Company to pay a monthly base rent of $5,129 plus a pro rata share of operating expenses. The base rent was subject to annual increases beginning on April 1, 2011 as defined in the lease agreement. On September 1, 2011, the Company disposed its Empire subsidiary pursuant to a Stock Purchase Agreement (the “SPA”) by and between the Company, Empire and CII. As a result, such lease was discontinued during the year ended December 31, 2011. Rent expense was $56,583 for year ended December 31, 2011. Rent expense was $35,584 for the period from February 10, 2010 (inception) to December 31, 2010.

Employment Agreements

In March 2011, the Company entered into a Separation Agreement and General Release with the former president of the Company. Pursuant to the Settlement Agreement, the former President, Mr. Cohen returned 900,000 shares of the Company's common stock for cancellation and sold 1,200,000 shares of the Company's common stock he owned to one or more purchasers who are accredited investors on the closing date. In addition, Mr. Cohen's employment agreement was terminated and the parties exchanged releases. The closing of the proceeds from the private sale of the 1,200,000 shares occurred in April 2011 in connection with the Separation Agreement and General Release with the former president of the Company. The Company received a total of $77,250 for reimbursement of certain costs and expenses on the closing date pursuant to this agreement and such amount has been applied against live events expenses in the accompanying consolidated statements of operations.

On September 2, 2011, the Company, Empire, EXCX, Capital Hoedown, Inc. (collectively, the “Companies”), and Sheldon Finkel, the Company's former Chief Executive Officer and former Co-Chairman of the Board of Directors (“Executive”), entered into a Separation Agreement (the “Agreement”) under which Executive resigned from all positions with the Company and each of its subsidiaries and affiliates. Certain previously entered funding agreements by and between Barry Honig, Board Member and Michael Brauser (collectively, “Lenders”) provided certain funding for the purpose of assisting Empire in financing certain entertainment event costs. Empire acquired a 66.67% interest in Capital Hoedown and CII acquired a 33.33% in Capital Hoedown under which Lenders provided funding pursuant to that certain Credit Facility Agreement (the “Loan Agreement”), one or more Notes, a Security Agreement, a Owner's Pledge and Security Agreement, a Blocked Account Control Agreement, a Collateral Account Agreement, and the other Loan Documents (the “Transaction Documents”). Executive and Lenders also entered into a Contribution and Security Agreement dated as of February 19, 2011 (the “Contribution Agreement”) under which Executive pledged certain collateral and agreed to reimburse Lenders certain amounts in connection with the Loan Agreement.

Pursuant to the Agreement, Executive agreed to the following:

i.	Cancellation of 750,000 shares of common stock, par value $0.001 per share, of the Company's Common Stock owned by Executive; and
ii.
All unvested shares and options of the Company shall be cancelled and returned to the Company, other than outstanding options awarded to Executive to purchase 400,000 shares of Common Stock and additionally, Executive shall be entitled to retain 600,000 shares of Common Stock presently owned (the options to purchase 400,000 shares of Common Stock and 600,000 shares of Common Stock, the “Executive Retained Securities”). The  Executive Retained Securities shall secure for collection of certain outstanding receivables of approximately $112,500, and thereafter be pledged to Lenders as collateral security for the payment by the Executive of $150,000 of indebtedness to Lenders in accordance with a payment schedule set forth in the Agreement; and

iii.	1,950,000 shares of Executive's Common Stock shall be sold to Michael Brauser, one of the Lenders; and
iv.
That certain Letter of Credit issued by Signature Bank, NA, (the “Letter of Credit”) pledged to Lenders as collateral security for the Loan Agreement, shall be assigned by Executive to the Lenders to repay the obligations under the Credit facility agreement.

Additionally, the employment agreement of Executive was terminated upon execution of the Separation Agreement. The Executive and the Companies agreed to release each other from any and all claims and further obligations.

Production Agreement

In November 2010, the Company entered into a letter agreement with a sports network programming company, whereby the Company will supply 12 fully produced and broadcast episodes of boxing matches each month beginning January 2011. The Company will pay the sports network programming company distribution fees of $16,500 per episode for a total of $198,000. In March 2011, both parties agreed to terminate this agreement. The Company did not incur any expenses from this agreement.

Management Fee Agreement

Contemporaneously with the execution of the Shareholder Agreement on April 26, 2011, the Company had entered into a management service agreement with CII and a management fee of $100,000 (in Canadian dollars) shall be paid to CII each year such country music festival event is produced. The management fee was paid in eight equal monthly installments of $12,500 and will cover the salaries of the manager and general office overhead. The Company has fully paid its obligation related to this management service agreement and such agreement was terminated on September 1, 2011.

Royalty Agreement - F.R.O.G. Consulting, LLC

On May 24, 2011, the Company, through its subsidiary, Arttor Gold, entered into two lease agreements with F.R.O.G. Consulting, LLC, an affiliate of one of the former members of Arttor Gold, for the Red Rock Mineral Property and the North Battle Mountain Mineral Prospect.  The leases grant the exclusive right to explore, mine and develop gold, silver, palladium, platinum and other minerals on the properties for a term of ten (10) years and may be renewed in ten (10) year increments.  The terms of the Leases may not exceed ninety-nine (99) years. The Company may terminate these leases at any time.

The Company is required under the terms of t property lease to make annual lease payments. The Company is also required to make annual claim maintenance payments to Federal Bureau of Land Management and to the county in which its property is located in order to maintain its rights to explore and, if warranted, to develop its property. If the Company fails to meet these obligations, it will lose the right to explore for gold on its property.

Until production is achieved, the Company's lease payments (deemed “advance minimum royalties”) consist of an initial payment of $5,000 upon signing of each lease, followed by annual payments according to the following schedule for each lease:

Due Date of Advance Minimum Royalty Payment	Amount of Advance Minimum Royalty Payment
1st Anniversary	$15,000
2nd Anniversary	$35,000
3rd Anniversary	$45,000
4th Anniversary	$80,000
5th Anniversary and annually thereafter during the term of the lease	The greater of $100,000 or the U.S. dollar equivalent of 90 ounces of gold

In the event that the Company produces gold or other minerals from these leases, the Company's lease payments will be the greater of (i) the advance minimum royalty payments according to the table above, or (ii) a production royalty equal to 3% of the gross sales price of any gold, silver, platinum or palladium that the Company recovers and 1% of the gross sales price of any other minerals that the Company recovers. The Company has the right to buy down the production royalties on gold, silver, platinum and palladium by payment of $2,000,000 for the first one percent (1%). All advance minimum royalty payments constitute prepayment of production royalties to FROG, on an annual basis.  If the total dollar amount of production royalties due within a calendar year exceed the dollar amount of the advance minimum royalty payments due within that year, the Company may credit all uncredited advance minimum royalty payments made in previous years against fifty percent (50%) of the production royalties due within that year. The Leases also requires the Company to spend a total of $100,000 on work expenditures on each property for the period from lease signing until December 31, 2012 and $200,000 on work expenditures on each property per year in 2013 and annually thereafter.

The Company is required to make annual claim maintenance payments to the Bureau of Land Management and to the counties in which its property is located. If the Company fails to make these payments, it will lose its rights to the property. As of the date of this Report, the annual maintenance payments are approximately $151 per claim, consisting of payments to the Bureau of Land Management and to the counties in which the Company's properties are located. The Company's property consists of an aggregate of 305 lode claims. The aggregate annual claim maintenance costs are currently approximately $46,000.

On July 15, 2011, the Company (the “Lessee”) entered into amended and restated lease agreements for the Red Rock Mineral Property and the North Battle Mountain Mineral Prospect by and among Arthur Leger (the “Lessor”) and F.R.O.G. Consulting, LLC (the “Payment Agent”) (collectively the “Parties”) in order to carry out the original intentions of the Parties and to correct the omissions and errors in the original lease, dated May 24, 2011. In the original lease, the Parties intended to identify Arthur Leger as the owner and lessor of the Red Rock Mineral Property and the North Battle Mountain Mineral Prospect and to designate the Payment Agent as the entity responsible for collecting and receiving all payments on behalf of Lessor. Lessor is the sole member of the Payment Agent and owns 100% of the outstanding membership interests of the Payment Agent. All other terms and conditions of the original lease remain in full force and effect.  Lessor is the former Chief Geologist of Arttor Gold.

Royalty Agreement – Centerra (U.S.) Inc.

In August 2011, the Company and its subsidiary, Arttor Gold, entered into lease agreements with Centerra (U.S.) Inc. (“Centerra”). The leases grant the exclusive right to explore, mine and develop any and all metals, ores and other minerals on the properties which consist of 24 unpatented mining claims located Lander County, Nevada for a term of ten (10) years and may be renewed in ten (10) year increments. The Company may terminate these leases at any time.
The Company is required under the terms of our property lease to make annual lease payments. The Company is also required to make annual claim maintenance payments to Federal Bureau of Land Management and to the county in which its property is located in order to maintain its rights to explore and, if warranted, to develop its property. If the Company fails to meet these obligations, it will lose the right to explore for gold on its property. Until production is achieved, the Company's lease payments (deemed “advance minimum royalties”) consist of an initial payment of $13,616 upon signing of the lease, followed by annual payments according to the following schedule for each lease:

Due Date of Advance Minimum Royalty Payment	Amount of Advance Minimum Royalty Payment
1st Anniversary	$12,000
On or before each of the 2nd and 3rd Anniversary	15,000
On or before each of the 4th and 5th Anniversary	20,000
On or before each of the 6th and 7th Anniversary	25,000
On or before each of the 8th and 9th Anniversary	30,000
10th Anniversary and subsequent anniversaries so long the agreement shall remain in effect	40,000

In the event that the Company produces gold or other minerals from these leases, the Company agrees to pay lessor a production royalty of equal to 4% of net smelter returns for all products extracted, produced and sold from this property after recoupment of the advance minimum royalty payments previously made to lessor pursuant to the payment table above. No production royalty shall be payable on rock, dirt, limestone, or similar materials used by lessee in its operations. The Company has the right to buy down the production royalties by payment of $1,500,000 for the first one percent (1%) on or before completion of a positive feasibility study and another one percent (1%) by making cash payment of $2,500,000 on or before achievement of commercial production. The Leases also requires the Company to spend a total of $100,000 on work expenditures on this property for the period from lease signing until 5th anniversary, $150,000 on work expenditures on this property for the period from the 6th anniversary until 10th anniversary and $200,000 on work expenditures on this property per year on the 11th anniversary and annually thereafter. The Company is required to make annual claim maintenance payments to the Bureau of Land Management and to the counties in which its property is located. If the Company fails to make these payments, it will lose its rights to the property.

Litigation

On January 24, 2011, Shannon Briggs filed suit against Gregory D. Cohen, Sheldon Finkel, Barry Honig, The Empire Sports & Entertainment Co., and The Empire Sports & Entertainment Holdings Co. in the Supreme Court (the “Court”) of the State of New York, County of New York (Case No. 100 938/11). The plaintiff was a heavyweight boxer who had entered into a promotional agreement which had been assigned to The Empire Sports & Entertainment Co.  The plaintiff brought the suit against the defendants asserting professional boxing and non-professional boxing related claims for breach of fiduciary duties, unjust enrichment, conversion and breach of contract. The suit did not specify the amount of damages being sought. The basis of the plaintiff's claims stem primarily on his allegation that the Company failed to pay Briggs' purse for his heavyweight title fight in Germany in October 2010, and that Briggs' ownership interest in a New Jersey limited liability company named Golden Empire LLC was wrongly diluted by the actions of the Company.  The Company disputes the plaintiff's allegations.  On February 10, 2011 the Company filed a motion to compel arbitration of the plaintiff's professional boxing related claims and to dismiss the plaintiff's non-professional boxing related claims.  On May 4, 2011, the Court entered an order compelling arbitration of the plaintiff's professional boxing claims against Empire and stayed the action against all other defendants, pending the conclusion of such arbitration.  This stay included a stay of all of the plaintiff's Non-Boxing Claims against all of the defendants. On May 6, 2011, Briggs filed a motion for leave to reargue before the Court, which requested that the Court reconsider its decision compelling arbitration.  The Company filed papers with the Court opposing the motion for reargument.  On June 23, 2011, the Court entered an order denying Brigg's motion for re-argument.  Arbitration proceedings were commenced on October 26, 2011. On December 1, 2011, the Company entered into a settlement agreement with Shannon Briggs pursuant to which Mr. Briggs and the Company agreed to settle all claims and exchange releases. Under the terms of the settlement the Company agreed to: (i) the termination of that certain Lockup Agreement dated as of July 22, 2010 permitting sale of 400,000 shares of the Company's common stock which were transferred by Mr. Briggs in a privately negotiated transaction; (ii) payment to Mr. Briggs of $37,500; and (iii) assignment of the Company's right to certain proceeds from future boxing matches. The parties agreed to the discontinuation of all legal proceedings and dismissal of the arbitration commenced by Mr. Briggs. During the year ended December 31, 2011, the Company recorded $37,500 in settlement expense as reflected in the accompanying consolidated statements of operations.

On August 24, 2011, AQR Opportunistic Premium Offshore Fund, L.P. (“AQR Offshore”) filed a complaint against the Company in the United States District Court for the Southern District of New York (Case No. 11CIV5933). The plaintiff seeks to enforce it rights under a warrant to purchase shares of common stock (the “Warrant”) of Continental Resources Group, Inc. On July 22, 2011, the Company acquired all of the assets of Continental through its wholly owned subsidiary Continental Resources Acquisition Sub, Inc. and assumed all of Continental's obligation under the Warrant in connection with the asset purchase agreement. The plaintiff alleged that the Company breached certain of its obligations under Section 5(f) of the Warrant by refusing to purchase the warrant for the Black Scholes value thereof. The plaintiff is suing for damages of approximately $128,000 plus attorneys' fees and costs.  The Company disputes the material allegations of the complaint and intends to vigorously defend the action. On September 23, 2011, the Company entered into a mutual release agreement (the “Release Agreement”) with Continental Resources Group, Inc. (“CRGI”), AQR Offshore, CNH Diversified Opportunities Master Account, L.P. (“CNH”), AQR Funds-AQR Diversified Arbitrage Fund (“AQR Diversified”) and Advanced Series Trust, acting solely on behalf of AST Academic Strategies Asset Allocation Portfolio (“AST” and, together with AQR Offshore, CNH and AQR Diversified, the “Claimants”).

The Release Agreement provides that the Company and CRGI, on the one hand, and the Claimants, on the other hand, release each other from all claims, actions, and damages they may have against each other for any reason relating to the Company, CRGI, the Claimants or any of their respective subsidiaries arising from the beginning of the world to the date and time of the Release Agreement. Simultaneously with the execution of the Release Agreement, AQR Offshore delivered to counsel for the Company a Stipulation of Dismissal, executed by counsel for the Claimants, dismissing its complaint, and filed the Stipulation of Dismissal with the court.

On February 7, 2012, the  Company obtained a copy of  a complaint filed in the United States District Court for the Southern District of New York (the “Complaint”) entitled Relief Gold Group, Inc., Sagebrush Gold Ltd, Gold Acquisition Corp., Barry C. Honig, and David S. Rector (12 civ 0952).  Relief Gold alleges various causes of action including breach of contract, intentional interference with contract, intentional interference with prospective business relationship/economic relations, misappropriation of trade secrets and unjust enrichment, related to the Company's acquisition on August 30, 2011 of the assets of the Relief Canyon Mine pursuant to Chapter 11 of the Bankruptcy Code.
The Company acquired Relief Canyon, a previously operating gold mine owned by Firstgold (previously named Newgold, Inc.) which on or about January 27, 2010, filed a voluntary petition (the “Case”) under Chapter 11 of the Bankruptcy Code, Case No.  BK-N-10-50215- GWZ in the United States Bankruptcy Court, District of Nevada (the “Court”).  On December 17, 2010, the Court entered its Order Authorizing And Approving: (1) Sale Of Real Property And Certain Personal Property Assets Pursuant To 11 U.S.C. § 363 Free And Clear Of Liens, Claims, and Interests; and (2) Assumption and Assignment Of Executory Contracts and Unexpired Leases Under 11 U.S.C. § 365; and (3) Related Relief entered December 17, 2010 (the “Sale Order”), docket number 328 in the Case, pursuant to which Platinum and Lakewood was approved as the successful “back up bidder” for the assets (the “Relief Canyon Mining Assets”) described in the Asset Purchase Agreement, dated as of April 2011 (the “APA”), between Platinum and Firstgold.  On August 30, 2011, pursuant to the Sale Order, the Company purchased 100% of the Relief Canyon Mining Assets through acquisition of Platinum's rights under the APA. The Company disputes the allegations in the Complaint and believes the Complaint to be wholly without merit and intends vigorously to defend the claims.

Agreements Purchased from Continental Resources Group, Inc.

The Company's wholly owned subsidiary, Continental Resources Acquisition Sub, Inc. was formed in July 2011 to purchase substantially all of the assets of Continental, which assets included 100% of the outstanding shares of common stock of Green Energy Fields, Inc. and ND Energy Inc.  The purchased assets include certain agreements in uranium mining claims in Arizona, California and North Dakota.

Uranium Lease Agreements

In connection with the execution of the Membership Interests Sale Agreements of Secure Energy LLC, a majority-owned subsidiary of ND Energy, Inc. and Green Energy, Inc., the Company acquired the following Uranium lease agreements:

1)	Slope County, North Dakota, Lease 1 and 2

On June 28, 2007, Secure Energy, LLC, signed a 20 year mining lease to develop and operate 472.8 acres of uranium mining properties in the Slope County, North Dakota. The Company prepaid the annual payment of $10 per net acre for eight years amounting to $36,717 at the date of signing. The Company will pay a production royalty of $0.75 per pound of all uranium sales.

2)	Slope County, North Dakota, Lease 3

On November 23, 2007, Secure Energy, LLC signed a 10 year mining lease, with right to extend an additional 10 years to develop and operate 554.24 acres of uranium mining properties in the Slope County, North Dakota. The Company prepaid the annual payment of $10 per net acre for ten years amounting to $53,775 at the date of signing. The Company will pay a production royalty of $0.75 per pound of all uranium sales or 5% of net proceeds from the sale of uranium bearing ores.

Royalty agreements

On April 26, 2010, through the Parent Company, Continental entered into a purchase and royalty agreement with an affiliated company for which the Director of Continental, Daniel Bleak is the President. Continental had purchased a 100% interest in certain 86 unpatented lode mining claims located in Mohave County, Arizona.  The purchase price of these mining claims was $65,000 in cash and 200,000 shares of Continental's common stock. The Company will pay a 3% net smelter returns royalty on all uranium sales. The Company shall have the right to reduce the royalty from 3% to 0% by paying the aggregate sum of $1,500,000 ($500,000 for each 1%).

On May 27, 2011, through the Parent Company, Continental entered into a purchase and sale agreement with Absaroka Stone LLC pursuant to which Continental agreed to purchase certain unpatented mining claims commonly known as the “Uinta County (Carnotite) Uranium Prospect” located in the Uinta County of Wyoming.  Pursuant to the terms of the agreement, Absaroka Stone LLC agreed not to stake for its own account any additional mining claims within a 15 mile radius of the property.  Any additional mining claims to be located within a 15 mile radius of the property (the “Claim Body”) were to be located, staked and filed by Continental, at its expense and held in its name.  In consideration for the purchase, Continental paid Absaroka Stone LLC $15,000 upon execution of the agreement.  Continental agreed to spend a minimum of $200,000 relating to location, maintenance, exploration, development or equipping any one or more of the mining claims that comprise the Claim Body for commercial production within 24 months from the date of the agreement.  If the Company fail to incur a minimum of $200,000 in expenses related to the foregoing within 24 months, the Company shall pay an aggregate sum of $50,000 to Absaroka Stone LLC. Pursuant to the terms of the agreement, the Company would pay a 1% gross royalty to Absaroka Stone LLC on any revenues derived from the sale of all uranium-vanadium, gold, silver, copper and rare earth ores or concentrates produced from the Claim Body, up to an aggregate of $1,000,000.  The Company has the option to eliminate the royalty obligations by paying Absaroka Stone LLC an aggregate payment of $1,000,000.

MINERAL PROPERTIES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Notes to Financial Statements
MINERAL PROPERTIES

NOTE 14 – MINERAL PROPERTIES

Relief Canyon Properties

The Relief Canyon properties include the Relief Canyon Mine property owned by Gold Acquisition Corp., and the Pershing Pass Property held directly by the Company.

The Relief Canyon properties are located about 100 miles northeast of Reno, Nevada. The nearest town is Lovelock, Nevada, approximately 15 miles west-southwest from the Relief Canyon Mine property, which can be reached from both Reno and Lovelock on U.S. Interstate 80.  The Relief Canyon Mine property is reached from Lovelock by travelling approximately seven miles northeast on I-80 to the Coal Canyon Exit (Exit No. 112), then about 10 miles southeast on Coal Canyon Road (State Route 857, a paved road maintained by Pershing County) to Packard Flat, and then north on a gravel road for two miles.  All of the Relief Canyon properties can be accessed by unpaved roads from the Relief Canyon Mine property. The Relief Canyon properties are located in Pershing County, Nevada at the southern end of the Humboldt Range.  The range is underlain by a sequence of late Paleozoic- to Mesozoic-age volcanic and sedimentary rocks.  Gold-bearing rocks at the Relief Canyon properties are primarily developed within breccia zones along the contact between the Grass Valley and Cane Springs Formations. The Relief Canyon properties do not currently have any reserves and all activities undertaken and currently proposed are exploratory in nature.

Relief Canyon Mine

Through the Company’s wholly-owned subsidiary, Gold Acquisition Corp., the Company owns 58 unpatented lode mining claims and 118 unpatented millsites at the Relief Canyon Mine property.  The property includes the Relief Canyon Mine and gold processing facilities, currently on care and maintenance.  The Relief Canyon Mine includes three open pit mines, five heap leach pads, two solution ponds and a cement block constructed adsorption desorption-recovery (ADR) solution processing circuit. The ADR type process plant consists of four carbon columns, acid wash system, stripping vessel, electrolytic cells, a furnace and a retort for the production of gold doré.  The process facility was completed in 2008 and produced gold until 2009 by Firstgold Corp. The facilities are generally in good condition.

NOTE 14 – MINERAL PROPERTIES (continued)

The Relief Canyon Mine property was most recently owned and operated by Firstgold Corp. Firstgold Corp. ceased operations at Relief Canyon in 2008 and filed for bankruptcy in January 2010.  On December 17, 2010, the Court entered its Order Authorizing And Approving: (1) Sale Of Real Property And Certain Personal Property Assets Pursuant To 11 U.S.C. §363 Free And Clear Of Liens, Claims, and Interests; and (2) Assumption and Assignment Of Executory Contracts and Unexpired Leases Under 11 U.S.C. § 365; and (3) Related Relief entered December 17, 2010 (the “Sale Order”), pursuant to which Platinum Long Term Growth LLC (“Platinum”) was approved as the successful “back up bidder” for certain assets including the Relief Canyon Mine.  On August 30, 2011, pursuant to the Sale Order, the Company (through a wholly owned subsidiary) purchased 100% of the Relief Canyon Mine property and related assets for an aggregate purchase price of $12.0 million cash paid at closing and $8.0 million of senior Notes issued to former creditors of Firstgold Corp. The Relief Canyon Mine property is burdened by a production royalty equal to 2% of net smelter returns payable to Battle Mountain Gold Exploration LLC (now owned by Royal Gold). Management determined that the fair value of the acquired mineral right amounted to $8,501,071 in connection with the acquisition of the Relief Canyon Mine Property (see Note 2).

Pershing Pass Property

The Company acquired the Pershing Pass property from Silver Scott Mines, Inc. in March 2012 for $550,000.  Pershing Pass Property is located to the south of the Relief Canyon Mine property and consists of 489 unpatented lode mining claims (30 of which were acquired in February 2012) covering approximately 9,700 acres.  Silver Scott Mines, Inc. located the claims and was the sole owner of the Pershing Pass property prior to the Company’s purchase.   There is evidence of historic mining activity on the Pershing Pass property. In April 2012 the Company purchased additional 17 mining claims adjacent to the Pershing Pass Property.

Newmont Leased Properties

On April 5, 2012, the Company purchased from Victoria Gold Corp. and Victoria Resources (US) Inc. their interest in approximately 13,300 acres of mining claims and private lands adjacent to the Company’s landholdings at the Relief Canyon Mine in Pershing County, Nevada.  Approximately 8,900 acres of these properties are held under leases and subleases with Newmont USA Ltd., which the Company refers to as the Newmont Leased properties.  Victoria Gold has reserved a 2% net smelter return royalty from the production on 221 of the 283 unpatented mining claims that it owned directly.

The assets purchased include (i) unpatented mining claims located in Pershing County, Nevada (the “Owned Claims”); (ii) the assumption by the Company of a leasehold interest in certain unpatented mining claims in Pershing County Nevada referred to as the “Newmont Claims” held by Victoria Resources (US) Inc.  under a Minerals Lease and Sublease dated June 15, 2006, as amended, between Newmont USA Limited, d/b/a in Nevada as Newmont Mining Corporation (“Newmont”) and VRI  (the “2006 Mineral Lease”); (iii) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee minerals in Pershing County, Nevada in which Newmont holds a leasehold interest pursuant to that Minerals Lease SPL-6700, dated as of August 17, 1987 between Southern Pacific Land Company and SFP Minerals Corporation;  (iv) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee lands in Pershing County, Nevada, in which Newmont holds a leasehold interest pursuant to a mining lease dated June 1, 1994 between The Atchison, Topeka and Santa Fe Railway Company and Santa Fe Pacific Gold Corporation; and (v) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee minerals in Pershing County, Nevada in which Newmont holds a leasehold interest pursuant to a minerals lease, dated as of March 23, 1999 between Nevada Land & Resource Company LLC and Santa Fe Pacific Gold Corporation.

NOTE 14 – MINERAL PROPERTIES (continued)

In connection with the foregoing purchase, the Company has agreed to purchase all of Seller’s data, information and records related thereto, including all internal analyses and reports prepared by third party consultants or contractors, and to assume all liabilities and obligations of the Sellers arising after the closing of the transaction, including additional expenditures to be made in accordance with the 2006 Mineral Lease in the amount of  approximately $750,000 by June 15, 2012. The Company has fulfilled this obligation and has spent approximately $1.4 million of expenditures on the private lands and mining claims leased from Newmont. To the extent these expenditures exceed the Company’s year 2012 work commitment obligation under the 2006 Mineral Lease, the Company will apply the remaining credit towards its work commitment obligation for year 2013.

The closing of the acquisition was subject to the satisfaction by the parties of certain obligations, including, among other things, the transfer of title to the Company of the Owned Claims, the assignment of Seller’s leasehold interests to the Company and the payment of consideration by the Company for the Assets (the “Closing Conditions”). On April 5, 2012, the parties satisfied the Closing Conditions and the Company issued to Victoria Gold Corp. 10,000,000 shares of the Company’s common stock, and a 2 year warrant to purchase 5,000,000 shares of Common Stock at a purchase price of $0.60 per share (see Note 12).  The Company also granted a 2% net smelter returns royalty on production from the Owned Claims which are not encumbered by production royalties payable to Newmont under the 2006 Mineral Lease.  The Company also paid the Seller $2,000,000 cash.

NOTE 14 – MINERAL PROPERTIES

North Battle Mountain and Red Rock Mineral Prospects

Through the Company's wholly-owned subsidiary, Arttor Gold LLC, the Company has the rights to explore the North Battle Mountain Mineral Prospect located in Lander County, Nevada.

The North Battle Mountain Mineral Prospect is located in Lander County, Nevada, 18 kilometers north of the town of Battle Mountain in north central Nevada.  The property consists of 36 unpatented lode mining claims and encompasses approximately 700 acres of land.  The North Battle Mountain Mineral Prospect can be accessed from Battle Mountain by a paved county road for about nine kilometers to the North Battle Mountain rail siding, and then by a graded gravel road from which an unimproved dirt road leads east to the north-central part of the property.

The Red Rock Mineral Prospect is located in Lander County, Nevada, 42 kilometers south of the town of Battle Mountain.  The property consists of five groups of unpatented lode mining claims, totaling 269 claims and encompassing approximately 5,600 acres of land.  The Red Rock Mineral Prospect can be accessed from Nevada State Highway 305, traveled south from Battle Mountain approximately 42 kilometers to the Carico Lake Valley/Red Rock Canyon turn-off, then east along an improved gravel road one-half kilometer to the western claim boundary.  Most of the property is accessible by secondary gravel and unimproved dirt roads.

The exploration rights to these properties are held through two amended and restated mining leases dated July 15, 2011 (the “Leger Leases”) between Arttor Gold LLC and Art Leger, formerly the Company's Chief Geologist and currently a consultant for the Company, who located the mining claims in 2004, and an additional mining lease dated August 22, 2011 (the “Centerra Lease”) between Arttor Gold LLC and Centerra (US) Inc.  The Leger Leases grant us the exclusive right to explore, mine and develop gold, silver, palladium, platinum and other minerals on the properties for a term of ten years, and may be renewed in ten year increments.  The terms of the Leger Leases may not exceed 99 years.

The Company is not aware of any previous operations at the North Battle Mountain Mineral Prospect.  Cameco (US) Inc. first identified gold potential on the Red Rock Mineral Prospect property in 1996 and staked claims in 1996, 1997, and 1998.  Cameco conducted sampling, mapping and drilling programs, and allowed most of the claims to lapse in 2001.

In 2004, Mr. Leger located the current North Battle Mountain Mineral Prospect claims.  Prior to leasing the claims to us in May 2011, he leased them to several small exploration companies.  At Red Rock Mineral Prospect, Mr. Leger staked certain claims in 2003 and obtained the remaining claims.  During the period prior to our lease in May 2011, several small exploration companies conducted additional work on the property.

The geology of the North Battle Mountain Prospect consists of Middle to Upper Paleozoic sedimentary rocks that have been intruded by tertiary dikes.  Eocene to Pliocene felsic to mafic volcanic rocks and minor sediments were deposited over these older rocks.  Regional geophysical data indicates that the property lies within the Battle Mountain- Eureka fault zone and along the west side of the Northern Nevada Rift structure.  The property is underlain by the Upper Devonian-Mississippian Harmony Formation – an arkosic assemblage consisting of calcareous sandstone, shale, and chert.  Tertiary/Quatermary basalt and andesitic basalt form massive diffs on the eastern boundary of the property.  Numerous high-angle faults striking east-west, northeast, northwest and north-northeast cut Harmony Formation rocks.

The Red Rock Mineral Prospect lies within the Great Basin region of the Basin and Range physiographic province, a region characterized by a series of generally north-trending mountain ranges separated by alluvial valleys. The Shoshone Range in the Red Rock Mineral Prospect area is underlain by siliceous and volcanic assemblage rocks of Ordovician to Devonian age that occur in a complex array of thrust slices in the upper plate Roberts Mountains thrust. In places, Devonian to Silurian shallow-watercarbonate rocks surround Ordovian to Mississipian deep water casitc rocks lying in the upper plate of the thrust from autochthonous carbonate rocks lying within the lower-plate “window”.

At the North Battle Mountain Mineral Prospect, the Company is exploring a potential underground Carlin-type gold deposit.  To date, our exploration activities have included detailed geologic mapping, rock and soil geochemical sampling; a detailed gravity survey and a three-line CSAMT survey which provides resistivity information of the subsurface.

Relief Canyon Mine

Through the Company's wholly-owned subsidiary, Gold Acquisition Corp., the Company owns 58 unpatented lode mining claims and 118 unpatented millsite at the Relief Canyon Mine property.  The property includes the Relief Canyon Mine, currently on care and maintenance, which produced gold periodically from 1984 through 2008.  The Relief Canyon Mine includes three open pit mines, five heap leach pads, two solution ponds and a cement block constructed adsorption desorption-recovery (ADR) solution processing circuit. The ADR type process plant consists of four carbon columns, acid wash system, stripping vessel, electrolytic cells, a furnace and a retort for the production of gold doré.  The process facility was originally installed by Lancana Mining in 1985 and was updated in 1995 and again in 2007 by Firstgold Corp. The facilities are generally in good condition.

Adequate line power is available to the site to operate the existing process facility and ancillary facilities.  There is a generator onsite to provide power for the crusher and a backup generator that could provide 100% of the required power for process facility and heap leach operation in the event of power outages.  Sufficient water rights to operate the facility have been appropriated with two operating and permitted wells serving current needs.

The Relief Canyon Mine property was most recently owned and operated by Firstgold Corp.  Firstgold Corp. ceased operations at Relief Canyon in 2008 and filed for bankruptcy in January 2010.  On December 17, 2010, the Court entered its Order Authorizing And Approving: (1) Sale Of Real Property And Certain Personal Property Assets Pursuant To 11 U.S.C. §363 Free And Clear Of Liens, Claims, and Interests; and (2) Assumption and Assignment Of Executory Contracts and Unexpired Leases Under 11 U.S.C. § 365; and (3) Related Relief entered December 17, 2010 (the “Sale Order”), pursuant to which Platinum Long Term Growth LLC (“Platinum”) was approved as the successful “back up bidder” for certain assets including the Relief Canyon Mine.  On August 30, 2011, pursuant to the Sale Order, the Company (through a wholly owned subsidiary) purchased 100% of the Relief Canyon Mine property and related assets for an aggregate purchase price of $12.0 million cash paid at closing and $8.0 million of senior secured convertible promissory notes issued to former creditors of Firstgold Corp. The Relief Canyon Mine property is burdened by a production royalty equal to 2% of net smelter returns payable to Battle Mountain Gold Exploration LLC (now owned by Royal Gold).

The Relief Canyon properties are located about 100 miles northeast of Reno, Nevada. The nearest town is Lovelock, Nevada which is approximately 15 miles west-southwest from the Relief Canyon Mine property and can be reached from both Reno and Lovelock on U.S. Interstate 80.  The Relief Canyon Mine property is reached from Lovelock by travelling approximately seven miles northeast on I-80 to the Coal Canyon Exit (Exit No. 112), then about 10 miles southeast on Coal Canyon Road (State Route 857, a paved road maintained by Pershing County) to Packard Flat, and then north on a gravel road for two miles.  All of the Relief Canyon properties can be accessed by unpaved roads from the Relief Canyon Mine property. The Relief Canyon properties are located in Pershing County, Nevada at the southern end of the Humboldt Range.  The range is underlain by a sequence of late Paleozoic- to Mesozoic-age volcanic and sedimentary rocks.  Gold-bearing rocks at the Relief Canyon properties are primarily developed within breccia zones along the contact between the Grass Valley and Cane Springs Formations.

Gold was first discovered on the property by the Duval Corp. in 1979.  Subsequent exploration was performed by various companies including Lancana Mining, Santa Fe Gold Corp., and Pegasus Gold Inc. Firstgold Corp. acquired the property in 1995 and explored and produced gold periodically from 1995 until 2008.

Properties Purchased from Continental Resources Group, Inc.

The Company's wholly owned subsidiary, Continental Resources Acquisition Sub, Inc. was formed in July 2011 to purchase substantially all of the assets of Continental Resources Group, Inc., which assets included 100% of the outstanding shares of common stock of Green Energy Fields, Inc. and ND Energy Inc. The purchased assets include certain interests in uranium mining claims in Arizona, California and North Dakota on a total of approximately 7,200 acres.

Coso

The Coso property is held through CPX Uranium, Inc., a wholly-owned subsidiary of Green Energy Fields, Inc., which has a 100% working interest and a 97% net revenue interest in the property.  The 97% net revenue interest is the result of an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations by and among NPX Metals, Inc., Green Energy Fields, Inc. and CPX Uranium, dated as of November 30, 2009, pursuant to which NPX  retained a 3% net smelter return royalty interest in the property. The property in Inyo County, California consists of 169 federal unpatented lode mining claims on BLM land totaling 3,380 acres and 800 state leased acres.  The unpatented mining claims overlie portions of sections 12, 13, 24, 25, 26, 35, and 36 of Township 20 South, Range 37 East (Mount Diablo Base & Meridian), sections 13, 24, and 25 of Township 20 South, Range 37 1/2 East (Mount Diablo Base & Meridian), sections 1 and 12 of Township 21 South, Range 37 East (Mount Diablo Base & Meridian), and sections 6 and 7 of Township 21 South, Range 37 1/2 East (Mount Diablo Base & Meridian).  The state lease covers portions of section 6 of Township 20 South, Range 37 East (Mount Diablo Base & Meridian) and section 36 of Township 20 South, Range 37 1/2 East (Mount Diablo Base & Meridian).  To maintain the Coso mining claims in good standing, we must make annual maintenance fee payments to the BLM in lieu of annual assessment work. These claim fees are $140.00 per claim per year. We also pay an annual recording cost of approximately $50 to Inyo County.  With respect to the unpatented lode mining claims, future exploration drilling on the property will require us to either file a Notice of Intent or a Plan of Operations with the BLM , depending upon the amount of new surface disturbance that is planned. A Notice of Intent is for planned surface activities that anticipate less than five acres of surface disturbance, and usually can be obtained within a 30 to 60-day time period. A Plan of Operations will be required if there is greater than five acres of new surface disturbance involved with the planned exploration work. A Plan of Operations can take several months to be approved, depending on the nature of the intended work, the level of reclamation bonding required, the need for archeological surveys, and other factors as may be determined by the BLM.

Uranium exploration has been occurring in the area since the 1950s by a number of mining companies including Coso Uranium, Inc., Ontario Minerals Company, Western Nuclear, Pioneer Nuclear, Federal Resources Corp., and Union Pacific / Rocky Mountain Energy Corp.  Previous uranium exploration and prospecting on the Coso property includes geologic mapping, pitting, adits, radon cup surveys, airborne geophysics and drilling.   Our preliminary field observations of the geology and historical working appear to corroborate the historical literature.  These historical exploration programs have identified specific exploration targets on the property.  All previous work has been exploratory in nature, and no mineral extraction or processing facilities have been constructed.  The exploration activities have resulted in over 400 known exploration holes, downhole gamma log data on the drill holes, chemical assay data, and airborne radiometric surveys, and metallurgical testing to determine amenability to leaching.

The property is undeveloped, and there are no facilities or structures.  There are a number of adits and trenches from previous exploration activities, as well as more than 400 exploration drillholes.

The last major exploration activities on the Coso Property occurred during a drilling campaign in the mid-1970s.  As of March 31, 2011, Continental Resources Group, Inc. has conducted field reconnaissance and mineral sampling on the property, but has not conducted any drilling or geophysical surveys.

Power is available from the Mono Power Company transmission lines, which parallel U.S. highway 395.  To date, the water source has not yet been determined.

With respect to the state mineral prospecting permit, we are currently authorized to locate on the ground past drill holes, adits, trenches and pits, complete a scintilometer survey, and conduct a sampling program including a bulk sample of 1,000 pounds for leach test.  We are not currently authorized to conduct exploration drilling on the state mineral prospecting permit.   Future drilling on the state mineral prospecting permit will require us to file environmental documentation under the California Environmental Quality Act.

The Coso property does not currently have any reserves and all activities undertaken and currently proposed are exploratory in nature.

The Coso property and the surrounding region is located in an arid environment in the rain shadow of the Sierra Nevada mountains.  The property is located near the western margin of the Basin and Range province, a large geologic province in western North America characterized by generally north-south trending fault block mountain ranges separated by broad alluvial basins.  The geology of the area includes late- Jurassic granite bedrock overlain by the Coso Formation, which consists of interfingered gravels, arkosic sandstone, and rhyolitic tuff.  The Coso Formation is overlain by a series of lakebed deposits and volcanic tuffs.

Uranium mineralization at the Coso Property occurs primarily as disseminated deposits in the lower arkosic sandstone/fanglomerate member of the Coso Formation and along silicified fractures and faults within the granite.  Uranium mineralization appears to have been deposited by hydrothermal fluids moving along fractures in the granite and the overlying Coso Formation.  Mineralization is often accompanied by hematite staining, silicification, and dark staining from sulfides.  Autinite is the only positively identified uranium mineral in the area.  The main uranium anomalies are found within the basal arkose of the lower Coso Formation and the immediately adjacent granitic rocks.

Artillery Peak

The Artillery Peak property is located in western north-central Arizona near the southern edge of Mohave County.  Our claim group is composed of a total of 86 unpatented contiguous mining claims in Sections 22, 26, 27, 35, and 36 of Township 12 North, Range 13 West, Gila & Salt River Base & Meridian covering 1,720 acres of land managed by the BLM.  On April 26, 2010, Continental Resources Group, Inc., through Green Energy Fields, Inc. acquired a 100% interest (minus a 4% net smelter royalty interest) in the 86 unpatented lode mining claims.  To date, there has been no production on the property and no royalties are owed. The claims are not subject to any other royalties or encumbrances.

To maintain the Artillery Peak mining claims in good standing, we must make annual maintenance fee payments to the BLM in lieu of annual assessment work. These claim fees are $140.00 per claim per year.  The Company must also pay recording fees to Mohave County of approximately $10 to $15 per claim.

The property lies within the Date Creek Basin, which is a region well known for significant uranium occurrence.  Uranium exploration has been occurring in the Artillery Peak region since the 1950's by a number of exploration and mining entities.  Radioactivity was first discovered in the Date Creek Basin area by the U.S. Atomic Energy Commission in 1955 when a regional airborne radiometric survey was flown over the area. The Artillery Peak property was first acquired by Jacquays Mining and first drilled in 1957.  Subsequently the property was acquired by Hecla Mining in 1967, Getty Oil and Public Service Co of Oklahoma pursuant to a joint venture in 1976, Hometake Mining in 1976 on adjacent properties to the south, Santa Fe Minerals, also in 1976, and Universal Uranium Limited in 2007.  As of 2007, a total of 443 exploration holes had been drilled into the Artillery Peak property area.

The Artillery Peak uranium occurrences lie in the northwest part of the Miocene-age Date Creek Basin, which extends from the east to the west in a west-southwest direction, and includes the Anderson Uranium Mine.  The uranium anomalies are found primarily within a lacustrine rock unit known as the Artillery Peak Formation.  The uranium bearing sediments are typically greenish in color and are thin-bedded to laminated, well-sorted, sandstone, siltstone and limestone.

Continental Resources Group, Inc. released a technical report formatted according to Canadian National Instrument 43-101 standards on October 12, 2010.  The report was prepared by Dr. Karen Wenrich, an expert on uranium mineralization in the southwestern United States, and Allen Wells, who performed a mineral resource estimate (as defined by the Canadian Institute of Mining, Metallurgy and Petroleum) based on historical data and the recent 2007 data.  The report recommended exploration drilling to further delineate the extent and nature of the uranium mineralization at the Artillery Peak Property.

Access to the property is either southeast from Kingman or northwest from Wickenburg along U.S. Highway 93, then following the Signal Mountain Road (dirt) for 30 miles toward Artillery Peak. Road access within the claim block is on unimproved dirt roads that currently are in good condition.  The property is undeveloped and there are no facilities or structures.

A power line runs northeast to southwest approximately two miles to the northwest of the Artillery Peak property and power for the property will be tied to the national power grid.  No other utilities exist on or near the Artillery Peak Project area. The power line runs northwest to southeast along U.S. Highway 93.  Water supply may be provided by drilling in the thick alluvial fill located two to seven miles from the perennial Big Sandy River.

The Artillery Peak property does not currently have any reserves and all activities undertaken were exploratory in nature.

Blythe

The Blythe project is located in the southern McCoy Mountains in Riverside County, California approximately 15 miles west of the community of Blythe.  It consists of 66 unpatented lode mining claims covering 1,320 acres of BLM land.  The Blythe Project is owned through Green Energy Fields, Inc.  The property is subject to a 3% net smelter return royalty.

The Blythe property is located in an arid environment within the Basin and Range Province.  The southern McCoy Mountains are composed of Precambrian metasediments, including meta-conglomerates, grits, quartzites and minor interbedded shales.

Uranium mineralization occurs along fractures, in meta-conglomerates and in breccia zones.  Secondary uranium minerals occur on fracture surfaces and foliation planes adjacent to fine veinlets of pitchblende.  Uranium minerals include uraninite (pitchblende), uranophane, gummite and boltwoodite.  It has been reported that the uranium mineralization tends to occur in areas where finely disseminated hematite is present.

Although there are no known intrusive bodies near the property, it is believed that the uranium mineralization could be hydrothermal in origin and genetically related to an intrusive source.  If such a deep-seated intrusive body underlies the property it is possible that larger concentrations of primary uranium ore may exist at depth.

A number of companies have worked on the Blythe uranium property during the 1950s through the 1980s.  Several shipments of ore were reportedly shipped from the property.

Currently, the Company is still in the process of assessing the Blythe Property.  Continental Resources Group, Inc. proposed locating and re-entering as many old drill holes as possible.  These holes would be probed with geophysical instruments to determine radioactivity and uranium mineralization in the subsurface.  If these results are positive, then additional drilling and down-hole probing would be proposed.

The Blythe property does not currently have any reserves and all activities undertaken and currently proposed are exploratory in nature.

Breccia Pipe Project

The Breccia Pipes Project is located in the Coconino and Mohave counties of Arizona. Through Green Energy Fields, Inc. the Company owns an unrestricted option to purchase certain unpatented mining claims on this property pursuant to the terms of an asset purchase agreement. The consummation of the purchase was to occur only in the event that certain actions taken by the BLM on July 20, 2009, which had the effect of withdrawing lands in the vicinity of the property from mineral location and entry, were terminated by February 15, 2016. On January 9, 2012, the BLM elected to maintain the withdrawal for a period of 20 years, so we shall not be able to consummate the purchase.

Absaroka Stone

On May 27, 2011, Continental Resources Group, Inc. entered into a purchase and sale agreement with Absaroka Stone LLC pursuant to which Continental Resources Group, Inc. agreed to purchase certain unpatented mining claims commonly known as the “Uinta County (Carnotite) Uranium Prospect” located in the Uinta County of Wyoming.  Pursuant to the terms of the agreement, Absaroka Stone LLC agreed not to stake for its own account any additional mining claims within a 15 mile radius of the property.  Any additional mining claims to be located within a 15 mile radius of the property (the “Claim Body”) were to be located, staked and filed by Continental Resources Group, Inc., at its expense and held in its name.  In consideration for the purchase, Continental Resources Group, Inc. paid Absaroka Stone LLC $15,000 upon execution of the agreement.  Continental Resources Group, Inc. agreed to spend a minimum of $200,000 relating to location, maintenance, exploration, development or equipping any one or more of the mining claims that comprise the Claim Body for commercial production within 24 months from the date of the agreement.  If we fail to incur a minimum of $200,000 in expenses related to the foregoing within 24 months, we shall pay an aggregate sum of $50,000 to Absaroka Stone LLC. Pursuant to the terms of the agreement, we would pay a 1% gross royalty to Absaroka Stone LLC on on any revenues derived from the sale of all uranium-vanadium, gold, silver, copper and rare earth ores or concentrates produced from the Claim Body, up to an aggregate of $1,000,000.  The Company has the option to eliminate the royalty obligations by paying Absaroka Stone LLC an aggregate payment of $1,000,000.

This property does not currently have any reserves.  All activities undertaken and currently proposed are exploratory in nature.

Prospect Uranium

Green Energy Fields, Inc. owns 51.36% of Secure Energy, LLC and ND Energy, Inc. owns 24.32% of Secure Energy, LLC. Secure Energy, LLC's assets include:

•	Data package including historical exploration data including drill logs, surface samples, maps, reports and other information on various uranium prospects in North Dakota;
•
Uranium lease agreement with Robert Petri, Jr. and Michelle Petri dated June 28, 2007 for property located in Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4;

•
Uranium lease agreement with Robert W. Petri and Dorothy Petri dated June 28, 2007 for property located in Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4; and

•
Uranium lease agreement with Mark E. Schmidt dated November 23, 2007 for property located in Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 31: Lots 1 (38.50), 2 (38.54), 3 (38.58), 4 (38.62) and E1/2 W1/2, W1/2NE1/4, SE 1/4.

The uranium lease agreements include the rights to conduct exploration for and mine uranium, thorium, vanadium, other fissionable source materials, and all other mineral substances contained on or under the leased premises, which we call Prospect Uranium.   The leased premises consist of a total of 1,027 acres located in Slope County, North Dakota.

Drill logs from the uranium leases show uranium mineralized roll fronts in sandstone, with uranium mineralization occurring within 350 feet of the surface.  Additional layers of sandstone exist at deeper intervals but have not been cored or logged.

The Prospect Uranium property does not currently have any reserves.  All activities undertaken and currently proposed at the Prospect Uranium property are exploratory in nature.  Currently, the Company is still in the process of assessing the Prospect Uranium property.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 15 - INCOME TAXES

The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $14.3 million at December 31, 2011, expiring through the year 2031. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after certain ownership shifts.

The table below summarizes the differences between the Company's effective tax rate and the statutory federal rate as follows for the period from February 10, 2010 (inception) to December 31, 2010 and for the year ended December 31, 2011:

	December 31, 2011	December 31, 2010
Tax benefit computed at "expected" statutory rate	$(8,349,698)	$(687,649)
State income taxes, net of benefit	(888,317)	(135,275)
Permanent differences :
Stock based compensation and consulting	1,138,076	30,600
Derivative expense	1,767,390	-
Gain from change in fair value of derivative liability	(2,346,954)	-
Amortization of debt discount, deferred financing cost, and other non-cash interest	1,857,593	-
Stock based settlement expense	1,618,910	-

Increase in valuation allowance	5,203,000	792,324
Net income tax benefit	$-	$-

The table below summarizes the differences between the Company's effective tax rate and the statutory federal rate as follows for the period from February 10, 2010 (inception) to December 31, 2010 and for the year ended December 31, 2011:

	December 31, 2011	December 31, 2010

Computed "expected" tax expense (benefit)	(34.0)%	(34.0)%
State income taxes	(7.0)%	(7.0)%
Permanent differences	18.0%	2%
Change in valuation allowance	23.0%	39.0%

Effective tax rate	0.0%	0.0%

The Company has a deferred tax asset which is summarized as follows at December 31, 2011 and 2010:

Deferred tax assets:
	December 31, 2011	December 31, 2010
Net operating loss carryover	$5,589,059	$654,632
Stock based compensation	406,265	137,692
Less: valuation allowance	(5,995,324)	(792,324)
Net deferred tax asset	$-	$-

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2011, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by $5,203,000.

SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

In July 2012, the Company sold an aggregate of 1,500,000 shares of Amicor’s common stock under a private transaction and generated net proceeds of $225,000 or $0.15 per share (see Note 4).

In July 2012, Barry Honig, the Company’s director, (the “Assignor”) entered into an Assignment Agreement with an unrelated party (the “Assignee”) whereby the Assignor assigned $42,000 of his outstanding principal note (the “Assigned Note”) in connection with a Credit Facility Agreement (see Note 9). The Assignee purchased the Assigned Note for $42,000. On August 10, 2012, the Company entered into a Cancellation of Debt and Assignment of Shares Agreement with the Assignee and Sheldon Finkel, the Company’s former Chief Executive Officer. Pursuant to the Separation Agreement and Release dated in September 2011, Sheldon Finkel retained 600,000 shares of the Company’s common stock (the “Executive Retained Securities”) which were pledged as collateral security for the repayment of certain amounts owed to the Company by a third party (the “Third Party Receivable”). The Third Party receivable was not collected by the Company and accordingly, the Company was entitled to receive 300,000 shares of the Executive Retained Securities.  On August 10, 2012, the Company and Sheldon Finkel agreed that Mr. Finkel would surrender 300,000 shares of the Executive Retained Securities to the Company in consideration for the cancellation of the Third Party Receivable. Pursuant to the Cancellation of Debt and Assignment of Shares Agreement, the Company, Sheldon Finkel and the Assignee have agreed that in consideration for the cancellation and satisfaction of the Assigned Note, Mr. Finkel shall transfer and assign the 300,000 shares of Executive Retained Securities due to the Company to the Assignee. As a result of the transfer and assignment of the 300,000 shares of the Company’s common stock to the Assignee, the Third Party Receivable and the Assigned Note are extinguished. The Company valued the 300,000 common shares at the fair market value on the date of grant or assignment at approximately $0.345 per share or $103,500. In connection with the assignment of the 300,000 shares of common stock, the Company reduced the outstanding principal note by $42,000 and recognized an interest expense of $61,500. The remaining outstanding principal note due to Barry Honig amounted to $519,750 after such assignment transaction.

NOTE 15 – SUBSEQUENT EVENTS (continued)

In August 2012, the Company entered into an Amendment Agreement with Continental and Acquisition Sub whereby the parties agreed to amend the Asset Purchase Agreement dated as of July 22, 2011, to remove the liquidated damages provision associated with the registration rights obligations by the Company (see Note 4).

In August 2012, the Company entered into Waiver Agreements with substantially all of the investors who purchased Units consisting of the Company’s common stock and warrants pursuant to subscription agreements dated between September 2011 and February 2012 (see Note 12) whereby the Company agreed to register the shares of common stock underlying the Units with the SEC. The waiver agreement irrevocably and unconditionally waives the liquidated damages in cash or kind related to any failure by the Company to cause the registration statement to be filed on or before a designated filing date or declared effective by the SEC on or before the effectiveness date. The Company expects to receive the waivers from the remaining investors during the third quarter of 2012.

NOTE 16 – SUBSEQUENT EVENTS

Between January 2012 and February 2012, the Company sold an aggregate of 1,937,500 units (the “Units”) with gross proceeds to the Company of $775,000.Each Unit was sold for a purchase price of $0.40 per Unit and consists of: (i) one share of Common Stock and (ii) a two-year warrant to purchase fifty percent (968,750 warrants) of the number of shares of Common Stock purchased at an exercise price of $0.60 per share, subject to adjustment upon the occurrence of certain events. The Warrants may be exercised at any time on a cashless basis at 100% of the closing price for the Common Stock on the business day immediately prior to the date of exercise.The Company has agreed to file a “resale” registration statement with the SEC covering all shares of Common Stock and shares of Common Stock underlying the Warrants (including as issued to placement agents) within 60 days of the final closing date of the sale of any Units (the “Filing Date”) and to maintain the effectiveness of the registration statement until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days of the final closing on the sale of Units (the “Effectiveness Date”). The Company is obligated to pay to Investors a fee of one (1%) per month in cash for every thirty day period up to a maximum of six (6%) percent, (i) that the registration statement has not been filed after the Filing Date, and (ii) following the Effectiveness Date that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the SEC.

On January 26, 2012, the Company entered into an Option Agreement (the “Option Agreement”) with American Strategic Minerals Corporation, a Colorado corporation (“Amicor”), pursuant to which Amicor obtained the option  to acquire certain uranium exploration rights and properties held by the Company (the “Uranium Properties”), as further described herein.  In consideration for issuance of the option, Amicor issued to the Company (i) a $1,000,000 promissory note payable in installments upon satisfaction of certain conditions (the “Note”), expiring six months following issuance and (ii) 10,000,000 shares of Amicor's Common Stock (collectively, the “Option Consideration”).  Pursuant to the terms of the Note, upon the closing of a private placement in which Amicor receives gross proceeds of at least $5,000,000 (within six months of the closing of the Option Agreement), then Amicor shall repay $500,000 under the Note.  Additionally, upon the closing of a private placement in which Amicor receives gross proceeds of at least an additional $1,000,000 (within six months of the closing of the Option Agreement), Amicor shall pay the outstanding balance under the Note.  The Note does not bear interest.  The option is exercisable for a period of 90 days following the closing of the Option Agreement, in whole or in part, at an exercise price of Ten Dollars ($10.00) for any or all of the Uranium Properties.  In the event Amicor does not exercise the option, the Company will retain all of the Option Consideration. Between January 2012 and February 2012, the Company collected $930,000 of the Note. Additionally, between February 2012 and March 2012, the Company sold 710,000 share of Amicor's Common Stock pursuant to a stock purchase agreement at $0.50 per share or $355,000.

On February 9, 2012, the Board of Directors (the “Board”) of the Company appointed Stephen Alfers as Chairman and Chief Executive Officer of the Company. Simultaneously with Mr. Alfers' appointment, Barry Honig resigned from his position as Chairman of the Company but remains a member of the Board. On February 9, 2012, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Alfers, pursuant to which Mr. Alfers shall serve as the Chief Executive Officer of the Company until December 31, 2015, subject to renewal. Pursuant to the terms of his Employment Agreement, Mr. Alfers will be entitled to a base salary of $250,000 per year and was issued (i) 12,000,000 shares of the Company's restricted common stock and (ii) an option to purchase 10,000,000 shares of the Company's common stock with a term of ten years and an exercise price equal to the closing price of the Company's common stock on the trading day immediately prior to the date of issuance of such grant or $0.49 which shall be vested in full on the Effective Date. The 10,000,000 options were valued on the grant date at $0.45 per option or a total of $4,500,000 using a Black-Scholes option pricing model with the following assumptions: stock price of 0.49 per share, volatility of 105%, expected term of 10 years, and a risk free interest rate of 2.09%.

Vesting of restricted stock grant is as follows:

i.
6,000,000 shares of restricted common stock (less any shares sooner vested upon registration of 3,000,000 shares of the restricted common stock with the Securities Exchange Commission) shall vest on the earlier of (a) such date that the Company consummates a secondary public offering of its securities in which the Company receives gross proceeds of at least $7,000,000 or (b) one (1)year from the Effective Date of this Agreement;

ii.	3,000,000 shares of restricted common stock shall vest two (2) years from the effective date of this agreement; and

iii.	3,000,000 shares of restricted common stock shall vest three (3) years from the effective date of this agreement.

Under his Employment Agreement, Mr. Alfers is entitled to receive an annual bonus if the Company meets or exceeds certain criteria adopted by the Board.  The “Target Bonus” for Mr. Alfers for shall equal 100% of his annualized base salary for that year if target levels of performance for that year are achieved, with greater or lesser amounts paid for performance above and below such target. Mr. Alfers is entitled to receive a one-time bonus of $500,000 at the time of entering into the Employment Agreement.Certain amounts payable to Mr. Alfers as compensation are subject to claw-back rights in the event of restatements of the Company's financial information for a period of 3 years.  In the case of any termination of Mr. Alfers' employment due to Resignation Without Good Reason (as defined in the Employment Agreement) prior to the one year anniversary of the Employment Agreement, 50% of the initial bonus shall be required to be repaid to the Company.

Upon Mr. Alfers' termination without cause (as defined in the Employment Agreement), within six months prior to or twenty four months following a Change in Control or upon Mr. Alfers' Resignation for Good Reason during a Change in Control Period (as such terms are defined in the Employment Agreement), the Company shall pay to Mr. Alfers (in addition to any Accrued Obligations as defined in the Employment Agreement), a lump sum in an amount equal to three times the sum of (i) Mr. Alfers' base salary plus (ii) Mr. Alfers' bonus. Additionally, any unvested equity awards that were granted prior to such Change in Control, including the awards described herein, shall fully and immediately vest.

On February 9, 2012, the holders of approximately 53% of the outstanding shares of the Company's common stock voted in favor of the adoption of the Company's 2012 Equity Incentive Plan (the "Plan").  The Board approved the Plan on February 9, 2012, which reserves 40,000,000 shares of common stock for issuance thereunder in the form of incentive stock options, non-qualified stock options and restricted stock grants, issuable to the Company's officers, directors, employees and consultants.

On February 21, 2011, the Company designated 1,000,000 shares of 9.0% Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”). Each share of Series D Preferred Stock is convertible (together with accrued and unpaid dividends thereon) into shares of the Company's common stock at a conversion price of $0.40 per share, subject to equitable adjustments after such events as stock dividends, stock splits or fundamental corporate transactions, and subject to anti-dilution provisions. The holders of the Company's Series D Convertible Preferred Stock do not have voting rights. Upon liquidation, dissolution or winding up of the Company's business, each holder of Series D Preferred Stock shall be entitled to receive, for each share thereof a preferential amount in cash equal to $1.00. All preferential amounts to be paid to the holders of Series D Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or distribution of any assets to the holders of (i) any other class or series of capital stock and (ii) of the Company's common stock, par value $0.0001 per share (“Common Stock”). The Certificate of Designation for the Series D Preferred Stock was filed with the Secretary of State of the State of Nevada on February 21, 2012.

On February 23, 2012, the Company entered into a Stock Purchase Agreement with two subscribers (the “Purchase Agreement”) and sold 1,000,000 shares of the Series D Preferred Stock and an aggregate of 8,750,000 warrants to acquire shares of  Common Stock for an aggregate purchase price of $1,000,000 (the “Preferred Stock Purchase Price”). Frost Gamma Investment Trust (“FGIT”) purchased $600,000 of Series D Preferred Stock and received 600,000 shares of Series D Preferred Stock and warrants (the “FGIT Warrants”) to purchase an aggregate of 5,250,000 shares of Common Stock. Michael Brauser (“Brauser”) purchased $400,000 of Series D Preferred Stock and received 400,000 shares of Series D Convertible Preferred Stock and warrants (the “Brauser Warrants,” and together with the FGIT Warrants, the “Purchasers Warrants”) to purchase an aggregate of 3,500,000 shares of Common Stock. On March 30, 2012, the holder of the 400,000 shares of the Company's Series D Preferred Stock converted his shares of Series D Preferred Stock into 1,153,143 shares of the Company's Common Stock (which included accrued and unpaid dividends thereon) at a conversion price of $0.35 per share. On March 29, 2012, the Company issued 2,967,143 shares of common stock in connection with the exercise of these 5,250,000 stock warrants on a cashless basis.

All of the proceeds from the Preferred Stock Purchase Price was used to prepay (i) $800,000 of that certain senior secured convertible promissory note dated August 30, 2011 in the original principal amount of $6,400,000 (the “Platinum Note”) to Platinum and (ii) $200,000 of that certain senior secured convertible promissory note dated August 30, 2011 in the original principal amount of $1,600,000 (the “Lakewood Note,” and together with the Platinum Note, collectively the “Notes”) to Lakewood (collectively, the “Assignors”). The Assignors waived any prepayment penalty in connection with the application of the Preferred Stock Purchase Price as described above.

On August 30, 2011, pursuant to a letter agreement dated as of July 18, 2011, the Company and Gold Acquisition Corp. (collectively, the “Makers”) issued the Notes to the Assignors. Pursuant to a certain assignment and assumption agreement dated February 23, 2012, (the “Assignment and Assumption Agreement”), FGIT and Brauser (collectively, the “Assignees”) acquired an aggregate of $4.0 million of the outstanding principal amount of the Notes from Assignors (the “Acquired Notes”).  After giving effect to the transactions contemplated pursuant to the Assignment and Assumption Agreement and the prepayment of the Notes with the Preferred Stock Purchase Price as described above, Platinum will retain $2,368,183.05 and Lakewood will retain $592,045.76 of the Original Notes (the “Remainder Notes,” and together with the Acquired Notes, the “New Notes”). The principal amount of Acquired Note issued to FGIT is $2,400,000.00 and the principal amount of the Acquired Note issued to Brauser is $1,600,000.

 Pursuant to the Assignment and Assumption Agreement, the Makers agreed not to make any payment of principal or interest on the New Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Acquired Notes or the Remainder Notes at any applicable time. So long as any Remainder Note remains outstanding, the Makers also agreed not to enter into any financing, exchange or other transaction of any nature with any Assignee or its affiliates unless each Assignor shall have been granted the right to participate in such financing, exchange or other transaction on the same terms offered to Assignees or their affiliates.   The Makers are required to deliver the New Notes to the applicable Assignor or Assignee within five (5) days after the execution and delivery date of the Assignment and Assumption Agreement.

On February 23, 2012, the Company entered into those certain Note Modification Agreements, (the “Note Modification Agreements”) with the Assignees and Assignors, respectively, to extend the Maturity Date (as defined in each of the New Notes) to February 23, 2014, the definition of Commencement Date (as defined in each of the New Notes) to February 23, 2013 and to eliminate the prepayment penalty. The Makers may prepay this Note in full or in part with the prior written consent of the note holders, provided that any partial payment shall be in an amount not less than $250,000.

The Assignees entered into their Note Modification Agreement in consideration for their purchase of the Series D Convertible Preferred Stock and the Purchasers Warrants pursuant to the Purchase Agreement. The Assignors entered into their Note Modification Agreement in exchange for (i) the issuance to Platinum of warrants (the “Platinum Warrants”)  to purchase an aggregate of 4,144,320  shares of Common Stock, (ii) the issuance to Lakewood of warrants (the “Lakewood Warrants” and, together with the Platinum Warrants and the Purchasers Warrants, collectively the “Warrants”)  to purchase an aggregate of 1,036,080 shares of Common Stock, (iii) the issuance of 1,600,000 shares of the Common Stock to Platinum  (the “Platinum Shares”), and (iv) the issuance of 400,000 shares of Common Stock  to Lakewood (the “Lakewood Shares,” and together with the Platinum Shares, collectively, the “Shares”). Any prepayment of any New Note shall require the consent of the holder of such New Note.The Warrants may be exercised at any time, in whole or in part, at an exercise price of $0.40 per share.  The Warrants may be exercised until the fifth anniversary of their issuance.   The Warrants may be exercised on a cashless basis at any time. On March 29, 2012, the Company issued 2,925,601 shares of common stock in connection with the exercise of these 5,180,400 stock warrants on a cashless basis.

On February 23, 2012, a majority of the Company's outstanding voting capital stock have authorized by written consent, in lieu of a special meeting of the Company's stockholders, that the Company effect a reverse stock split at a ratio not less than two-for-one and not greater than fifteen-for-one, with the exact ratio to be set and the amendment to the Company's Articles of Incorporation to be filed at the discretion of the Company's Board of Directors.

On February 28, 2012, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Silver Scott Mines, Inc. (the “Seller”), a Nevada Corporation whereby the Seller shall sell, transfer, convey and deliver to the Company, free and clear of all liens and encumbrances, certain 459 unpatented mining claims owned by the Seller which are located in Pershing County, Nevada and all of Seller's files, documents, data, information and records related to these unpatented mining claims for a purchase price of $550,000 in cash.

On February 3, 2012, 500,000 Series B Preferred Stock were converted into 500,000 shares of common stock.  The Company valued these common shares at par value.

On March 6, 2012, the Company granted an aggregate of 1,100,000 10-year options to purchase shares of common stock at $0.45 per share, the market price on the date of issuance, which vests 25% on date of issuance; 25% on each of December 31, 2012; December 31, 2013 and December 31, 2014 to two employees and a consultant of the Company. The 1,100,000 options were valued on the grant date at approximately $0.42 per option or a total of approximately $458,000 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.45 per share, volatility of 110%, expected term of 10 years, and a risk free interest rate of 1.98%.

In March 2012, the Member of the Board agreed to extend the maturity date of a note payable under a credit facility agreement from January 31, 2012 to February 1, 2013 (see Note 8).

On March 23, 2012, the Company agreed to purchase from Victoria Gold Corp.(“VGC”) and Victoria Resources (US) Inc. (“VRI” and collectively with VGC, the “Seller”) the Seller's interest in approximately 13,300 acres of mining claims and private lands adjacent to the Company's landholdings at the Relief Canyon Mine in Pershing County, Nevada (the “Assets”).  The Assets include (i) unpatented mining claims located in Pershing County, Nevada (the “Owned Claims”); (ii) the assumption by the Company of a leasehold interest in certain unpatented mining claims in Pershing County Nevada referred to as the “Newmont Claims” held by VRI under a Minerals Lease and Sublease dated June 15, 2006, as amended, between Newmont USA Limited, d/b/a in Nevada as Newmont Mining Corporation (“Newmont”) and VRI  (the “2006 Mineral Lease”); (iii) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee minerals in Pershing County, Nevada in which Newmont holds a leasehold interest pursuant to that Minerals Lease SPL-6700, dated as of August 17, 1987 between Southern Pacific Land Company and SFP Minerals Corporation;  (iv) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee lands in Pershing County, Nevada, in which Newmont holds a leasehold interest pursuant to a mining lease dated June 1, 1994 between The Atchison, Topeka and Santa Fe Railway Company and Santa Fe Pacific Gold Corporation; and (v) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee minerals in Pershing County, Nevada in which Newmont holds a leasehold interest pursuant to a minerals lease, dated as of March 23, 1999 between Nevada Land & Resource Company LLC and Santa Fe Pacific Gold Corporation.

In connection with the purchase of the Assets, the Company has agreed to purchase all of Seller's data, information and records related to the Assets, including all internal analyses and reports prepared by third party consultants or contractors, and to assume all liabilities and obligations of the Sellers arising after the closing of the transaction, including additional expenditures to be made in accordance with the 2006 Mineral Lease in the amount of  approximately $750,000 by June 15, 2012.

The closing of the acquisition of the Assets was subject to the satisfaction by the parties of certain obligations, including, among other things, the transfer of title to the Company of the Owned Claims, the assignment of Seller's leasehold interests to the Company and the payment of consideration by the Company for the Assets (the “Closing Conditions”).  On April 6, 2012, the parties satisfied the Closing Conditions and the Company issued  to VGC 10,000,000 shares of the Company's common stock, $0.0001 par value per share and  a 2 year  warrant to purchase 5,000,000 shares of Common Stock at a purchase price of $0.60 per share.  The Company also granted a 2% net smelter returns royalty on production from the Owned Claims which are not encumbered by production royalties payable to Newmont under the 2006 Mineral Lease.  The Company also paid the Seller $2,000,000 cash.

The Warrant may be exercised in whole, or in part, at any time by mean s of a “cashless” exercise.  In the event of an “Organic Change”, as defined in the Warrant, the Company may elect to: (i) require the holder to exercise the Warrant prior to the consummation of such Organic Change or (ii) secure from the person or entity purchasing such assets or the successor resulting from such Organic Change, a written agreement to deliver to the holder, in exchange for the Warrant, a warrant of such acquiring or successor entity.

On March 20, 2012, the Company issued 250,000 shares of common stock to a third party in consideration for payment of legal services rendered.

On March 6, 2012, the Company issued a warrant to purchase 400,000 shares of the Company's common stock at an exercise price equal to the market price of the Company's common stock on the date of issuance to a consultant in consideration for services rendered. The 400,000 warrants were valued on the grant date at approximately $0.45 per option or a total of approximately $166,000 using a Black-Scholes option pricing model with the following assumptions: stock price of $0.45 per share, volatility of 110%, expected term of 10 years, and a risk free interest rate of 1.98%.

On March 30, 2012 the Company filed an amendment to the Certificate of Designation for the Series D Preferred Stock (the “Certificate Amendment”) with the Secretary of State of the State of Nevada to increase the number of authorized shares of Series D Preferred Stock that may be issued by the Company to 6,000,000.

On March 30, 2012, the Company and the original holders of the Company's Amended and Restated Senior Secured Convertible Promissory Notes, originally issued by the Company on August 30, 2011, and amended and restated on February 23, 2012 (the “Notes”), with a current outstanding principal balance of $2,960,229, entered into agreements to amend the Notes (the “Note Amendments”).  Under the Note Amendments, the Notes were amended to provide a $0.35 Conversion Price (as defined in the Notes).  Platinum and Lakewood, the original holders of the notes agreed to convert $262,500 of the Notes in exchange for an aggregate of 750,000 shares of the Company's common stock, par value $0.0001 per share.

The Company also entered into a Note Assignment and Assumption Agreement on March 30, 2012 (the “Note Assignment and Assumption Agreement”) pursuant to which the original holders assigned the remaining principal amount of the Notes to various assignees and such assignees agreed to fully convert the acquired Notes into the Company's Common Stock, par value $0.0001 per share in consideration for an aggregate purchase price of $3,256,252. A total of $2,992,014 was assigned to various assignees and the original holders waived $264,238 of the aggregate purchase price payable by the assignees for the Notes under the Note Assignment and Assumption Agreement. Various assignees agreed to convert an aggregate principal amount of $1,892,014 into 5,405,754 shares of the Company's Common Stock. Such various assignees received an additional 1,118,432 shares of the Company's Common Stock as consideration for the Note conversion.  The remaining assigned amount of $1,100,000 was amended to allow for its conversion into the Company's Series D Cumulative Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”) at $1.00 per share (the stated value of the Series D Preferred Stock). As such, the Company issued a total of 1,100,000 shares of Series D Preferred Stock and an additional 227,586 shares of Series D Preferred Stock in consideration for the conversion of this convertible promissory note into shares of Series D Preferred Stock.

On February 23, 2012, two investors acquired notes in the principal amount of $2.4 million (the “$2.4 Million Note”) and $1.6 million (the “$1.6 Million Note”), respectively, by assignment.  On March 30, 2012 the Company also amended the $2.4 Million Note and that certain amended and restated secured convertible promissory note in the original principal amount of $1,015,604.00 (collectively, the “Further Notes”) to allow for the  conversion of the Further Notes into the Company's Series D Cumulative Convertible Preferred Stock at $1.00 per share. The holder of the Further Notes agreed to fully convert the Further Notes (together with accrued and unpaid interest thereon) into 3,446,344 shares of Series D Preferred Stock and an additional 713,038 shares of Series D Preferred Stock in consideration for the conversion of the Further Notes into shares of Series D Preferred Stock. The holder of the $1.6 Million agreed to convert the $1.6 Million Note (together with accrued and unpaid interest thereon) into  4,612,571 shares of Common Stock at a conversion price of $0.35 per share and an additional 954,325 shares of the Company's Common Stock as consideration for the Note conversion.

On April 2, 2012, the Company sold 4,300,000 shares of common stock to certain investors for an aggregate purchase price of $1,505,000 or a purchase price of $0.35 per share.

In March 2012, the Company issued $500,000 5% secured promissory notes (the “Bridge Note”) whereby the note is secured by certain assets of the Company's wholly owned subsidiaries, Arttor Gold, LLC and Noble efforts Gold LLC. The full amount of principal and accrued interest under the Bridge Note will be due and payable on a date that shall be the earlier to occur of: (x) the sale of Noble Effort Gold LLC and Arttor Gold LLC, the Company's wholly-owned subsidiaries (the “Gold Subsidiaries”) (or the sale of all or substantially all of the assets collectively contained in the Gold Subsidiaries) to a third party purchaser or (y) a to-be-determined date in September 2012.

On April 6, 2012, the Company and its director, Barry Honig, entered into a consulting agreement (the “Consulting Agreement”) pursuant to which Mr. Honig would provide certain consulting services relating to business development, corporate structure, strategic and business planning, selecting management and other functions reasonably necessary for advancing the business of the Company (the “Services”).  The Consulting Agreement has an initial term of three years, subject to renewal.  In consideration for the Services, the Company agreed to pay Mr. Honig the following consideration:

•	A ten-year option (the “Option”) to purchase 12,000,000 shares of the Company's common stock, exercisable at $0.35 per share which shall be vested in full on the date of issuance;
•
On such date that the Company receives minimum gross proceeds of at least $5,000,000 due to the occurrence of a Triggering Event (as defined in the Consulting Agreement) or the combination of multiple Triggering Events, Mr. Honig shall receive a one -time payment of $200,000; and

•	Upon a Change in Control (as defined in the Consulting Agreement) of the Company, Mr. Honig shall receive a one-time payment of $500,000.

As previously disclosed, on July 22, 2011, the Company purchased substantially all of the assets of Continental Resources Group, Inc. (“Continental”) in consideration for (i) 8 shares of the Company's common stock,  par value $0.0001 per share for every 10 shares of Common Stock of Continental outstanding; (ii) the assumption by the Company of the outstanding warrants to purchase shares of Continental's common stock (the “Continental Warrants”) at a ratio of one warrant (the “Company Warrants”) to purchase 8 shares of the Company's Common Stock for every Continental Warrant to purchase 10 shares of Continental's common stock; and (iii)  the assumption of Continental's 2010 Equity Incentive Plan and all options granted and issued thereunder at a ratio of one option to purchase 8 shares of the Company Common Stock for every option to purchase 10 shares of Continental's common stock outstanding.
On April 9, 2012, the Company issued an aggregate of 9,576,285 shares of its common stock (the “Company Shares”), par value $0.0001 per share to holders of Company Warrants in consideration for the cancellation of such Company Warrants.  Additionally, such holders agreed to the elimination of certain most favored nations provisions associated with the shares of Continental's common stock issued in connection with the Continental Warrants (the “Warrant Cancellation Transaction”). The Company issued the Company Shares at a ratio of 300 Company Shares for every 1,000 Company Warrants held.  An aggregate of 31,920,953 Company Warrants were cancelled as a result of the Warrant Cancellation Transaction.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	6 Months Ended
Jun. 30, 2012
Accounting Policies [Abstract]
Basis of Presentation
Basis of presentation

The condensed consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and present the condensed consolidated financial statements of the Company and its wholly-owned subsidiaries as of June 30, 2012. In the preparation of condensed consolidated financial statements of the Company, intercompany transactions and balances are eliminated and net earnings are reduced by the portion of the net earnings of subsidiaries applicable to non-controlling interests. All adjustments (consisting of normal recurring items) necessary to present fairly the Company's financial position as of June 30, 2012, and the results of operations and cash flows for the six months ended June 30, 2012 have been included. The results of operations for the six months ended June 30, 2012 are not necessarily indicative of the results to be expected for the full year. The accounting policies and procedures employed in the preparation of these condensed consolidated financial statements have been derived from the audited financial statements of the Company for the period ended December 31, 2011, which are contained in Form 10-K as filed with the Securities and Exchange Commission on April 16, 2012. The consolidated balance sheet as of December 31, 2011 was derived from those financial statements.

As reflected in the accompanying consolidated financial statements for the six months ended June 30, 2012, the Company had a net loss attributable to Pershing Gold Corporation of $ 40,515,211 and $4,246,103 of net cash used in operations. However, of the $40,515,211 net loss for the six months ended June 30, 2012, $36,017,412 consisted of non cash expenses such as stock based compensation to certain employees and consultants, change in fair value of derivative liability, amortization of debt discount and deferred financing costs, non- cash interest expense, and loss from extinguishment of debts. At June 30, 2012, the Company had a working capital of $3,465,804. Additionally, at June 30, 2012, the Company had an accumulated deficit of approximately $73.2 million.  As of June 30, 2012, the Company has cash and cash equivalents for a total of approximately $4 million. Additionally, the Company anticipates and intends to sell the remaining shares of Amicor (option consideration) received in January 2012 pursuant to an Option Agreement for the remainder of 2012 to further  increase the Company’s working capital (see Note 5). Based on the Company’s historical use of cash and other mitigating factors, management believes that the Company will meet its expected needs required to support its operations for the next 12 months.

Exploration stage company
Exploration stage company

On September 1, 2011, the Company exited the sports and entertainment business and disposed of its Empire subsidiary pursuant to a Stock Purchase Agreement. The Company will no longer be engaged in or pursue agreements with artists or athletes for sports and entertainment promotion and events, and will focus its activities exclusively on its new business segment, gold exploration as a junior exploration company. As a result of the Company's focus on gold exploration, the Company is considered an exploration stage company effective September 1, 2011. Accordingly, the Company is an exploration stage company as defined in ASC 915 “Development Stage Entities”.

Use of estimates
Use of estimates

In preparing the condensed consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated balance sheet, and revenues and expenses for the period then ended.  Actual results may differ significantly from those estimates. Significant estimates made by management include, but are not limited to, allowance for bad debts, the useful life of property and equipment, and the assumptions used to calculate fair value of options granted and derivative liability, beneficial conversion on convertible notes payable, capitalized mineral rights, asset valuations, common stock issued for services, common stock issued for conversion of notes and common stock issued in connection with an acquisition.

Non-controlling interests in consolidated financial statements
Non-controlling interests in consolidated financial statements

In December 2007, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 810-10-65, “Non-controlling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51,” (“SFAS No. 160”).  This statement clarifies that a non-controlling (minority) interest in a subsidiary is an ownership interest in the entity that should be reported as equity in the consolidated financial statements. It also requires consolidated net income to include the amounts attributable to both the parent and non-controlling interest, with disclosure on the face of the consolidated income statement of the amounts attributed to the parent and to the non-controlling interest. In accordance with ASC 810-10-45-21, those losses attributable to the parent and the non-controlling interest in subsidiary may exceed their interests in the subsidiary’s equity. The excess and any further losses attributable to the parent and the non-controlling interest shall be attributed to those interests even if that attribution results in a deficit non-controlling interest balance. As of June 30, 2012 and December 31, 2011, the Company recorded a deficit non-controlling interest balance of $0 and $1,164, respectively, in connection with, Secure Energy LLC, the majority-owned subsidiary of ND Energy, Inc. and Green Energy, Inc., as reflected in the accompanying consolidated balance sheets.

Cash and Cash Equivalents
Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when acquired to be cash equivalents. The Company places its cash with a high credit quality financial institution. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. In addition to the basic insurance deposit coverage, the FDIC is providing temporary unlimited coverage for non-interest bearing transaction accounts through December 31, 2012. At June 30, 2012, the Company has not reached bank balances exceeding the FDIC insurance limit on interest bearing accounts. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Marketable securities
Marketable securities

Marketable securities consist of the Company’s investment in publicly traded equity securities and are generally restricted for sale under Federal securities laws. The Company’s policy is to liquidate securities received when market conditions are favorable for sale. Since these securities are often restricted, the Company is unable to liquidate them until the restriction is removed. Marketable securities that are bought and held principally for the purpose of selling them in the near term are to be classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings. Pursuant to ASC Topic 320, “Investments –Debt and Equity Securities” the Company’s marketable securities have a readily determinable and active quoted price, such as from NASDAQ, NYSE Euronext, the Over the Counter Bulletin Board, and the OTC Markets Group.

Comprehensive income
Comprehensive income

Accounting Standards Update (“ASU”) No. 2011-05 amends FASB Codification Topic 220 on comprehensive income (1) to eliminate the current option to present the components of other comprehensive income in the statement of changes in equity, and (2) to require presentation of net income and other comprehensive income (and their respective components) either in a single continuous statement or in two separate but consecutive statements. These amendments do not alter any current recognition or measurement requirements in respect of items of other comprehensive income. The amendments in this Update are to be applied prospectively.

Fair value of financial instruments
Fair value of financial instruments

The Company adopted Financial Accounting Standards Board (“FASB”) ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”), for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value and expands disclosure about such fair value measurements. The adoption of ASC 820 did not have an impact on the Company’s financial position or operating results, but did expand certain disclosures.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.
The Company analyzes all financial instruments with features of both liabilities and equity under the FASB’s accounting standard for such instruments. Under this standard, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Depending on the product and the terms of the transaction, the fair value of notes payable and derivative liabilities were modeled using a series of techniques, including closed-form analytic formula, such as the Black-Scholes option-pricing model.

Prepaid expenses
Prepaid expenses

Prepaid expenses – current portion of $232,409 and $463,737 at June 30, 2012 and December 31, 2011, respectively, consist primarily of costs paid for future services which will occur within a year. Prepaid expenses include prepayments (in cash and common stock) of public relation services, consulting and business advisory services, and prepaid insurance and mineral lease which are being amortized over the terms of their respective agreements. Prepaid expenses – long term portion of $0 and $37,759 at June 30, 2012 and December 31, 2011, respectively, consisted primarily of costs paid for future mineral lease payments after one year.

Mineral property acquisition and exploration costs
Mineral property acquisition and exploration costs

Costs of lease, exploration, carrying and retaining unproven mineral lease properties are expensed as incurred. The Company has chosen to expense all mineral exploration costs as incurred given that it is still in the exploration stage. Once the Company has identified proven and probable reserves in its investigation of its properties and upon development of a plan for operating a mine, it would enter the development stage and capitalize future costs until production is established. When a property reaches the production stage, the related capitalized costs will be amortized, using the units-of-production method over the estimated life of the probable-proven reserves. When the Company has capitalized mineral properties, these properties will be periodically assessed for impairment of value and any diminution in value. To date, the Company has not established the commercial feasibility of any exploration prospects; therefore, all costs are being expensed. During the six months ended June 30, 2012, the Company incurred exploration cost of $3,059,961.

ASC 930-805, states that mineral rights consist of the legal right to explore, extract, and retain at least a portion of the benefits from mineral deposits. Mining assets include mineral rights. Acquired mineral rights are considered tangible assets under ASC 805. ASC 805 requires that mineral rights be recognized at fair value as of the acquisition date. As a result, the direct costs to acquire mineral rights are initially capitalized as tangible assets. Mineral rights include costs associated with acquiring patented and unpatented mining claims. ASC 930-805-30-1 and 30-2 provides that in fair valuing mineral assets, an acquirer should take into account both:

•	The value beyond proven and probable reserves ("VBPP") to the extent that a market participant would include VBPP in determining the fair value of the assets.
•	The effects of anticipated fluctuations in the future market price of minerals in a manner that is consistent with the expectations of market participants.

In order to fair value the mineral rights acquired, management utilized a compilation and review report prepared by a third-party which documented the estimated, indicated and inferred mineral resources related to the Relief Canyon Mine property. Based on these findings, management determined that the fair value of the acquired mineral right amounted to $8,501,071 in connection with the acquisition of the Relief Canyon Mine Property. In addition, in February 2012, the Company acquired certain unpatented mining claims from Silver Scott Mines Inc. for a purchase price of $550,000. On April 5, 2012, the Company acquired from Victoria Gold Corporation (“Victoria Gold”) rights to approximately 13,300 acres of unpatented mining claims and private lands adjacent to the Relief Canyon Mine property. The Company paid Victoria Gold $2.0 million in cash, 10 million shares of the Company’s common stock, warrants to purchase 5 million shares of the Company’s common stock at $0.60 per share, exercisable at any time on or prior to April 5, 2014, and 2% net smelter return royalty (see Note 14).

Property and equipment
Property and equipment

Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. Depreciation is calculated on a straight-line basis over the estimated useful life of the assets, generally one to twenty five years.

Impairment of long-lived assets
Impairment of long-lived assets

The Company accounts for the impairment or disposal of long-lived assets according to the ASC 360 “Property, Plant and Equipment”.  The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of long-lived assets, including mineral rights, may not be recoverable.  Long-lived assets in the exploration stage are monitored for impairment based on factors such as the Company's continued right to explore the area, exploration reports, assays, technical reports, drill results and the Company's continued plans to fund exploration programs on the property, whether sufficient work has been performed to indicate that the carrying amount of the mineral property cost carried forward as an asset will not be fully recovered, even though a viable mine has been discovered. The tests for long-lived assets in the exploration stage would be monitored for impairment based on factors such as current market value of the long-lived assets and results of exploration, future asset utilization, business climate, mineral prices and future undiscounted cash flows expected to result from the use of the related assets. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated future net undiscounted cash flows expected to be generated by the asset. When necessary, impaired assets are written down to estimated fair value based on the best information available. Estimated fair value is generally based on either appraised value or measured by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The Company did not consider it necessary to record any impairment charges of long-lived assets at June 30, 2012 and December 31, 2011, respectively.

Goodwill and other intangible assets
Goodwill and other intangible assets

In accordance with ASC 350- 30-65, the Company assesses the impairment of identifiable intangibles whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers to be important which could trigger an impairment review include the following:

1.	Significant underperformance relative to expected historical or projected future operating results;
2.	Significant changes in the manner of use of the acquired assets or the strategy for the overall business; and
3.	Significant negative industry or economic trends.

When the Company determines that the carrying value of intangibles may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows.

Environmental remediation liability
Environmental remediation liability

The Company has posted bonds with the United States Department of the Interior Bureau of Land Management (“BLM”) as required by the State of Nevada in an amount equal to the maximum cost to reclaim land disturbed in its mining process. The Company posted a reclamation bond deposit of $4,557,629 to provide surface reclamation coverage for the Relief Canyon Mine, as required by the BLM to secure remediation costs if the project is abandoned or closed. Due to its investment in the bond and the close monitoring of the BLM Nevada State Office, the Company believes that it has adequately mitigated any liability that could be incurred by the Company to reclaim lands disturbed in its mining process.

Income Taxes
Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes.   Under ASC Topic 740, deferred tax assets are recognized for future deductible temporary differences and for tax net operating loss and tax credit carry-forwards, and deferred tax liabilities are recognized for temporary differences that will result in taxable amounts in future years. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. A valuation allowance is provided to offset the net deferred tax asset if, based upon the available evidence, management determines that it is more likely than not that some or all of the deferred tax asset will not be realized.

ASC Topic 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740, also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company may, from time to time, be assessed interest and/or penalties by taxing jurisdictions, although any such assessments historically have been minimal and immaterial to its financial results. In the event the Company has received an assessment for interest and/or penalties, it has been classified in the statements of operations as other general and administrative costs.

Basic and Diluted Net Loss per Share
Basic and Diluted Net Loss per Share

Net loss per common share is calculated in accordance with ASC Topic 260: Earnings Per Share (“ASC 260”). Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. The computation of diluted net loss per share does not include dilutive common stock equivalents in the weighted average shares outstanding as they would be anti-dilutive.

The following table sets forth the computation of basic and diluted loss per share:

	For the Three Months ended June 30, 2012	For the Three Months ended June 30, 2011	For the Six Months ended June 30, 2012	For the Six Months ended June 30, 2011
Numerator:
Loss from continuing operations	$(14,530,815)	$(835,799)	$(40,463,749)		$(1,300,463)
Loss from discontinued operations	$(124)	$(1,681,780)	$(50,298)		$(2,505,478)

Denominator:
Denominator for basic and diluted loss per share
(weighted-average shares)	208,433,252	28,758,138	180,593,498		25,718,458

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.07)	$(0.03)	$(0.22)	$	(0.05)
Loss from discontinued operations	$(0.00)	$(0.06)	$(0.00)		$(0.10)

The following were excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact on our loss from continuing operations and loss from discontinued operations. In periods where the Company has a net loss, all dilutive securities are excluded.

	June 30, 2012	June 30, 2011
Common stock equivalents:
Stock options	34,848,000	2,600,000
Stock warrants	12,222,188	-
Convertible preferred stock	-	8,750,000
Convertible promissory notes embedded conversion feature	-	750,000
Total	47,070,188	12,100,000

Stock-based compensation
Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the consolidated financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

Related parties
Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions.

Recent accounting pronouncements
Recent accounting pronouncements

Accounting standards that have been issued or proposed by the FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	6 Months Ended
Jun. 30, 2012
Accounting Policies [Abstract]
Schedule of Conversion Feature Derivative Liability
Conversion feature derivative liability
Balance at January 1, 2012	$6,295,400
Reclassification of derivative liability to equity	(7,750,289)
Change in fair value included in earnings	1,454,889
Balance at June 30, 2012	$-

Schedule of Fair Value of Marketable Securities
Fair Value Measurements Using:
	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Marketable securities – available for sale, net of discount for effect of restriction	$-	$-	$-

Schedule of Earnings Per Share
	For the Three Months ended June 30, 2012	For the Three Months ended June 30, 2011	For the Six Months ended June 30, 2012	For the Six Months ended June 30, 2011
Numerator:
Loss from continuing operations	$(14,530,815)	$(835,799)	$(40,463,749)		$(1,300,463)
Loss from discontinued operations	$(124)	$(1,681,780)	$(50,298)		$(2,505,478)

Denominator:
Denominator for basic and diluted loss per share
(weighted-average shares)	208,433,252	28,758,138	180,593,498		25,718,458

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.07)	$(0.03)	$(0.22)	$	(0.05)
Loss from discontinued operations	$(0.00)	$(0.06)	$(0.00)		$(0.10)

Schedule of Antidilutive Securities
	June 30, 2012	June 30, 2011
Common stock equivalents:
Stock options	34,848,000	2,600,000
Stock warrants	12,222,188	-
Convertible preferred stock	-	8,750,000
Convertible promissory notes embedded conversion feature	-	750,000
Total	47,070,188	12,100,000

DISCONTINUED OPERATIONS (Tables)	6 Months Ended
Jun. 30, 2012
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Discontinued Operations
	June 30, 2012	December 31, 2011
Assets:
Accounts receivable, net	$-	$44,300
Notes and loan receivable	-	16,750
Assets of discontinued operations	-	61,050

Liabilities:
Accounts payables and accrued expenses	$-	$21,622
Liabilities of discontinued operations	$-	$21,622

NOTE 3 – DISCONTINUED OPERATIONS (continued)

The following table sets forth for the six months ended June 30, 2012 and 2011 indicated selected financial data of the Company’s discontinued operations of its sports and entertainment business.

	For the Three Months ended June 30, 2012	For the Three Months ended June 30, 2011	For the Six Months ended June 30, 2012	For the Six Months ended June 30, 2011
Revenues	$-	$214,584	$-	$327,336
Cost of sales	-	135,332	-	194,391
Gross profit	-	79,252	-	132,945
Operating and other non-operating expenses	(124)	(1,761,032)	(50,298)	(2,638,423)

Loss from discontinued operations	$(124)	$(1,681,780)	$(50,298)	$(2,505,478)

ACQUISITION, DISPOSITION AND DECONSOLIDATION (Tables)	6 Months Ended
Jun. 30, 2012
Notes to Financial Statements
Schedule Of Business Acquisition Purchase Price
Current assets (including cash of $11,164,514)	$13,069,511
Note receivable	2,000,000
Prepaid expenses – long term portion	41,912
Property and equipment	39,912

Liabilities assumed (including a 12% note payable of $50,000)	(293,659)

Net purchase price	$14,857,676

MARKETABLE SECURITIES (Tables)	6 Months Ended
Jun. 30, 2012
Investments, Debt and Equity Securities [Abstract]
Schedule of Realized Gain on Sale of Securities
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Realized Gain from Sale of Securities	Fair Value

Publicly traded equity securities – available for sale	—	—	—	340,600	—

Total	$—	$—	$—	$340,600	$—

PROPERTY AND EQUIPMENT (Tables)	6 Months Ended
Jun. 30, 2012
Property, Plant and Equipment [Abstract]
Schedule of Property Plant and Equipment
	Estimated Life	June 30, 2012	December 31, 2011
Furniture and fixtures	5 years	$56,995	$20,000
Office and computer equipments	1 - 5 years	144,916	26,606
Land	-	266,977	266,977
Building and improvements	5 - 25 years	727,965	727,965
Site costs	10 years	1,272,732	1,272,732
Crushing system	20 years	2,256,943	2,256,943
Process plant and equipments	10 years	3,160,833	3,115,266
Vehicles and mining equipments	5 - 10 years	549,675	659,622
		8,437,036	8,346,111
Less: accumulated depreciation		(780,160)	(315,008)

		$7,656,876	$8,031,103

SENIOR CONVERTIBLE PROMISSORY NOTES (Tables)	6 Months Ended
Jun. 30, 2012
Notes to Financial Statements
Schedule of Senior Convertible Notes
	June 30, 2012	December 31, 2011
Senior convertible promissory notes	$-	$7,999,778
Less: debt discount	-	(6,933,333)

Senior convertible promissory notes, net	$-	$1,066,445

CONVERTIBLE PROMISSORY NOTES (Tables)	6 Months Ended
Jun. 30, 2012
Notes to Financial Statements
Schedule of Convertible Notes
	June 30, 2012	December 31, 2011
Convertible promissory notes	$-	$1,015,604
Less: debt discount	-	(897,117)

Convertible promissory notes, net	$-	$118,487

NOTES PAYABLE (Tables)	6 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Schedule of Notes Payable
	June 30, 2012	December 31, 2011
Note payable - related party	$561,750	$561,750
Less: debt discount - related party	-	(50,918)

Note payable - related party, net	$561,750	$510,832

DERIVATIVE LIABILITY (Tables)	6 Months Ended
Jun. 30, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of Fair Value Assumptions Derivative Liability
For the six months ended June 30, 2012

Expected volatility	1036% - 110%
Expected term	2.00 - 2.17 Years
Risk-free interest rate	0.27% - 0.33%
Expected dividend yield	0%

STOCKHOLDERS' EQUITY (Tables)	6 Months Ended
Jun. 30, 2012
Equity [Abstract]
Schedule Of Assumptions in valuing Warrants
Risk free interest rate (annual)	0.88%
Expected volatility	110%
Expected life	5 Years
Assumed dividends	none

Schedule of Stock Option Activity
	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at December 31, 2011	3,548,000	$1.11	8.45
Granted	31,800,000	0.39	10
Exercised	-	-	-
Forfeited	(500,000)	0.81	8.59
Cancelled	-	-	-
Balance outstanding at June 30, 2012	34,848,000	$0.46	9.60

Options exercisable at June 30, 2012	31,395,467	$0.46
Options expected to vest	3,452,533
Weighted average fair value of options granted during the period		$0.36

Schedule of Warrant Activity
	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at December 31, 2011	35,603,142	$2.64	3.94
Granted	20,449,150	0.46	4.20
Cancelled	(32,430,954)	2.83	3.86
Forfeited	-	-	-
Exercised	(11,399,150)	0.42	4.64
Balance at June 30, 2012	12,222,188	$0.55	2.77

Warrants exercisable at June 30, 2012	12,222,188	$0.55	2.77

Weighted average fair value of options granted during the six months ended June 30, 2012		$0.37

COMMITMENTS AND CONTINGENCIES (Tables)	6 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Rental Payments
Years ending December 31:
2012	22,108
2013	48,796
2014	46,306
2015 and thereafter	11,651
$128,861

ORGANIZATION AND DESCRIPTION OF BUSINESS (Details Narrative) (USD $)	Sep. 01, 2011	May 24, 2011 Arttor Gold	Jul. 22, 2011 Continental Resources Group	Aug. 30, 2011 Relief Canyon Mine	May 17, 2012 Pershing Royalty Company
Percentage of ownership of Capital Hoedown sold	66.67%
Proceeds from sale of Capital Hoedown	$ 500,000
Common Stock Issued for purchase of assets or interest		13,000,000	76,095,214
Series B Convertible Preferred Stock Issued for purchase of assets or interest		8,000,000
Membership Interest Acquired		100.00%	29.65%
Warrants Issued for purchase of assets or interest			41,566,999
Stock Options issued for purchase of assets or interest			2,248,000
Description of asset purchase agreement with Continental Resources			Closed on the purchase of substantially all of the assets of Continental in consideration for (i) shares of the Company's common stock which was equal to eight shares for every 10 shares of Continental's common stock outstanding; (ii) the assumption of the outstanding warrants to purchase shares of Continental's common stock and (iii) the assumption of Continental's 2010 Equity Incentive Plan and all options granted and issued thereunder
Percentage of outstanding common stock acquired			67.00%
Cash paid for acquisition				12,000,000
Senior Secured Convertible Promissory Notes issued for acquisition				$ 8,000,000
Net Smelter Return Royalty Percentage				2.00%	1.00%

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Conversion Feature Derivative Liability (Details) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011
Summary Of Significant Accounting Policies - Schedule Of Conversion Feature Derivative Liability Details
Balance at January 1, 2012				$ 6,295,400
Reclassification of derivative liability to equity				7,750,289		7,750,289
Change in fair value of derivative liability			6,902,806	(1,454,889)		5,447,917		6,902,806
Balance at June 30, 2012			$ 6,295,400					$ 6,295,400

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Fair Value of Marketable Securities (Details) (USD $)	Jun. 30, 2012
Quoted Prices in Active Markets (Level 1)
Marketable securities - available for sale, net of discount for effect of restriction
Significant Other Observable Inputs (Level 2)
Marketable securities - available for sale, net of discount for effect of restriction
Significant Unobservable Inputs (Level 3)
Marketable securities - available for sale, net of discount for effect of restriction

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Earnings Per Share (Details) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011
Numerator:
Loss from continuing operations	$ (14,530,815)	$ (835,799)	$ (12,471,450)	$ (40,463,749)	$ (1,300,463)	$ (52,935,199)	$ (751,265)	$ (21,469,563)
(Loss) gain from discontinued operations, net of tax	$ (124)	$ (1,681,780)	$ 852,665	$ (50,298)	$ (2,505,478)	$ 802,367	$ (1,271,232)	$ (3,088,373)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - Basic and Diluted	208,433,252	28,758,138	128,710,348	180,593,498	25,718,458	159,874,485	18,708,047	70,372,421
Loss from continuing operations	$ (0.07)	$ (0.03)	$ (0.1)	$ (0.22)	$ (0.05)	$ (0.33)	$ (0.04)	$ (0.31)
(Loss) income from discontinued operations	$ 0	$ (0.06)	$ 0.01	$ 0	$ (0.1)	$ 0.01	$ (0.07)	$ (0.04)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Antidilutive Securities (Details)	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Common Stock Equivalents:
Stock options	34,848,000	2,600,000
Stock warrants	12,222,188
Convertible preferred stock		8,750,000
Convertible promissory notes embedded conversion feature		750,000
Total	47,070,188	12,100,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Narrative) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended					0 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Sep. 01, 2011	Feb. 11, 2010	Aug. 30, 2011 Relief Canyon Mine	Feb. 01, 2012 Silver Scott Mines	Apr. 05, 2012 Victoria Gold
Net loss attributable to Pershing Gold Corporation	$ (14,532,709)	$ (2,316,811)	$ (11,790,138)	$ (40,515,211)	$ (3,605,173)	$ (52,305,349)	$ (2,022,497)	$ (24,556,772)
NET CASH USED IN OPERATING ACTIVITIES			(1,962,459)	(4,246,103)	(5,757,363)	(6,208,562)	(3,330,075)	(7,500,568)
Non-cash expenses				36,017,412
Working Capital	3,465,804			3,465,804		3,465,804
Accumulated Deficit, combined	(73,215,466)			(73,215,466)		(73,215,466)
Cash and cash equivalents	4,041,476	1,867,422	3,670,567	4,041,476	1,867,422	4,041,476	509,550	3,670,567	920,384
Prepaid expenses - current portion	227,475		463,737	227,475		227,475	49,882	463,737
Prepaid expenses - long-term portion			37,759					37,759
Exploration Cost Incurred				3,059,961
Fair Value of Mineral Property Acquisitions											8,501,071
Cash paid for acquisition											12,000,000	550,000	2,000,000
Common Stock Issued for purchase of assets or interest													10,000,000
Warrants Issued for purchase of assets or interest													5,000,000
Warrant Exercise Price													$ 0.6
Net Smelter Return Royalty Percentage											2.00%		2.00%
Description of property acquired													Rights to 13,300 acres of unpatented mining claims and private lands adjacent to the Relief Canyon Mine Property.
Reclamation bond deposit	$ 4,557,629		$ 4,557,629	$ 4,557,629		$ 4,557,629		$ 4,557,629

DISCONTINUED OPERATIONS - Schedule of Discontinued Operations (Details) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011
Assets:
Assets of discontinued operations			$ 61,050				$ 1,037,054	$ 61,050
Liabilities:
Accounts payables and accrued expenses	746,331		821,111	746,331		746,331	56,479	821,111
Liabilities of discontinued operations			21,622				44,850	21,622
Operating and other non-operating expenses	12,061,036	513,564	9,885,750	21,782,155	978,228	31,667,905	751,265	12,236,753
Loss from discontinued operations	(124)	(1,681,780)	852,665	(50,298)	(2,505,478)	802,367	(1,271,232)	(3,088,373)
Discontinued Operations
Assets:
Accounts receivable, net			44,300					44,300
Notes and loan receivable			16,750					16,750
Assets of discontinued operations			61,050					61,050
Liabilities:
Accounts payables and accrued expenses			21,622					21,622
Liabilities of discontinued operations			21,622					21,622
Revenues		214,584			327,336
Cost of sales		135,332			194,391
Gross profit		79,252			132,945
Operating and other non-operating expenses	(124)	(1,761,032)		(50,298)	(2,638,423)
Loss from discontinued operations	$ (124)	$ (1,681,780)		$ (50,298)	$ (2,505,478)

DISCONTINUED OPERATIONS (Details Narrative) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Sep. 01, 2011	Dec. 31, 2010
Discontinued Operations Details Narrative
Percentage of minority ownership with Empire in Capital Hoedown, Inc.			33.33%
Percentage of ownership of Capital Hoedown sold			66.67%
Proceeds from sale of Capital Hoedown			$ 500,000
Notes receivable, net	$ 500,000

ACQUISITION, DISPOSITION AND DECONSOLIDATION - Schedule Of Business Acquisition Purchase Price (Details) (Continental Resources Group, USD $)	Jul. 22, 2011
Continental Resources Group
Cash	$ 11,164,514
Current assets (including cash of $11,164,514)	13,069,511
Note receivable	2,000,000
Prepaid expenses - long term portion	41,912
Property and equipment	39,912
Note Payable	(50,000)
Liabilities assumed (including a 12% note payable of $50,000)	(293,659)
Net purchase price	$ 14,857,676

ACQUISITION, DISPOSITION AND DECONSOLIDATION (Details Narrative) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended		0 Months Ended				5 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Jul. 18, 2011	Jul. 22, 2011 Continental Resources Group	Jul. 22, 2011 Continental Resources Group Barry Honig, Director and CEO	Jul. 22, 2011 Continental Resources Group Barry Honig Family Members	Jul. 22, 2011 Continental Resources Group Shareholder	Jun. 30, 2012 Amicor	Jun. 11, 2012 Amicor	Jan. 26, 2012 Amicor	May 24, 2012 Valor Gold	May 24, 2012 Valor Gold Barry Honig Family Members	May 24, 2012 Valor Gold Shareholder
Description of asset purchase agreement with Continental Resources										Closed on the purchase of substantially all of the assets of Continental in consideration for (i) shares of the Company's common stock which was equal to eight shares for every 10 shares of Continental's common stock outstanding; (ii) the assumption of the outstanding warrants to purchase shares of Continental's common stock and (iii) the assumption of Continental's 2010 Equity Incentive Plan and all options granted and issued thereunder
Common Stock Issued for purchase of assets or interest										76,095,214
Membership Interest Acquired										29.65%
Warrants Issued for purchase of assets or interest										41,566,999
Stock Options issued for purchase of assets or interest										2,248,000
Percentage of outstanding common stock acquired										67.00%
Value of common stock issued										$ 14,857,676
Cash										11,164,514
Note receivable										2,000,000
Prepaid Expenses and Other Current Assets										1,904,997
Liabilities assumed (including a 12% note payable of $50,000)										(293,659)
Net purchase price										14,857,676
Shares of Continental held by related parties prior to purchase agreement											2,685,000	3,075,838	4,569,252
Percentage ownership of related parties of Continental prior to purchase agreement										15.00%
Notes Payable to Continental, subsequently assumed in acquisition									2,000,000
Notes payable interest rate									6.00%
Purchase agreement description of registration and liquidation clause

The Purchase Agreement constitutes a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g) and constitutes a plan of liquidation of Continental.   The Company agreed to file a registration statement under the Securities Act in connection with liquidation of Continental no later than 30 days following (i) the closing date of the Asset Sale or (ii) the date that Continental delivered or filed its audited financial statements for the fiscal year ended March 31, 2011.  Continental will subsequently distribute the registered shares to its shareholders as part of its liquidation.  The Company agreed to use its best efforts to cause such registration to be declared effective within 12 months following the closing date of the asset sale.  The Company had agreed to pay liquidated damages of 1% per month, up to a maximum of 5%, in the event that the Company fails to file or is unable to cause the registration statement to be declared effective.  Continental was expected to liquidate on or prior to July 1, 2012 however, such registration statement filed by the Company has not been declared effective and as a result, Continental was unable to liquidate prior to July 2012. In August 2012, the Company entered into an Amendment Agreement with Continental and Acquisition Sub whereby the parties agreed to amend the Asset Purchase Agreement dated as of July 22, 2011, to remove the liquidated damages provision associated with the registration rights obligations by the Company.

Purchase price of options to purchase properties and claims sold to Amicor, cash																10
Purchase price of options to purchase properties and claims sold to Amicor, shares																10,000,000
Purchase price of options to purchase properties and claims sold to Amicor, promissory note																1,000,000
Amicor Option Exercise Description															Amicor notified the Company of its decision to exercise the option. The Company and Amicor effected the exercise of the Option, through the assignment of the Company's wholly owned subsidiary Acquisition Sub, which is the owner of 100% of teh issued and outstanding common stock of each of Green Energy Fields, Inc., a Nevada corporation (which is the owner of 100% of the issued and outstanding common stock of CPX Uranium, Inc.) and ND Energy, Inc. Additionally, ND Energy and Green Energy hold a majority of the outstanding membership interests of Secure Energy LLC. As a resutl of the assignment Acquisition Sub is no longer a subsidiary of the Company.
Issuance of a note receivable in connection with sale of uranuim assets pursuant to an option agreement				930,000										930,000
Notes receivable, net	500,000			500,000		500,000								0
Accounting description for Amicor transaction															The Company accounted for such transaction pursuant to ASC 845-10 "Nonmonetary Transactions" and related subtopics for an exchange of a nonmonetary asset for a noncontrolling ownership interest in a second entity. Since teh Company received cash in exchange of its nonmonetary assets and teh cash received was greater than 25% of the fair value of the assets exchanged, the transaction was considered a monetary exchange and full or partial gain recognition is required. The fair value of the uranium assets exchanged approximates the Company's carrying value which amounted to $0. In accordance with ASC 845-10, the Company recognized a gain from the sale of uranium assets of $930,000 which representes the cash collected from teh note as of June 30, 2012.
Purchase price of Red Battle sold to Valor Gold, cash																	2,000,000
Purchase price of Red Battle sold to Valor Gold, 5% promissory note																	5,000,000
Purchase price of Red Battle sold to Valor Gold, shares																	25,000,000
Recorded Value of shares																	83,333
Other consideration in purchase price of Red Battle sold to Valor Gold, description																	As further consideration for the merger, (i) Arthur Leger, the Company's former Chief Geologist, agreed to surrender to thh Company for cancellation of 1,750,000 shares of the Company's common stock; (ii) Arthur Leger agreed to grant, as lessor a 1% net smelter returns production royalty on all minerals produced from certain claims under the Red Rock Mineral Prospect and North Battle Mountain Mineral Prospect leases to the Company; and (iii) Mr. Leger agreed to defer certain royalty payments under the terms of teh Lease Agreementw with Arttor Gold related to teh Red Rocks and North Battle Mineral Prospect Claims.
Note receivable from Valor Gold, description of terms																	Under the terms of the note, all outstanding principal, together with all accrued but unpaid interest is payable upon the earlier of: (i) the closing of one or more private placements of teh Valord Gold's secuirties in which Valor Gold receives gorss proceeds of at least $7,500,000 or (ii) 18 months following the issuance of the note.
Other receivables	4,934		113,241	4,934		4,934		113,241
Common Shares of Valor Gold held by related parties prior to purchase agreement																		5,600,003	750,000
Common shares of Valor Gold purchased by related parties during Valor Gold's private placement																			1,250,000
Shares of Valor Gold Series A Preferred Stock purchased by related parties during Valor Gold's private placement																		5,000,000
Description of B. Honig's control over Valor Gold

Assuming the conversion into common stock of Valor Gold’s Series A Preferred Stock both the interest of the aforementioned shareholder and entities controlled by Mr. Honig in Valor Gold shall account for 18%  of Valor Gold’s issued and outstanding common stock at the  closing of the Merger.  In addition to being large shareholders of the Company and Valor Gold, both the shareholder and Mr. Honig/entities controlled by Mr. Honig, directly and indirectly, may influence the Company’s decisions with respect to voting of the 25,000,000 shares of Valor Gold owned by the Company, through ownership interests in Continental and their investments in both the Company and Valor Gold. Mr. Honig has served as co-Chairman of the Company and currently is a director of the Company.  Accordingly, the Company and Mr. Honig are considered to be founders and “promoters” of Valor Gold as defined under the Securities Act. As a result of such shareholder  and Mr. Honig/entities controlled by Mr. Honig being among the largest shareholders of the Company and Valor Gold, there may exist certain conflicts of interest with respect to the business and affairs of each of these companies.  The Company believes that the shareholder and Mr. Honig/entities controlled by Mr. Honig are independent private investors who have no agreements, arrangements or understandings with respect to the ownership or control over any of these companies. The Company also considered the guidance in EITF 02-5 “Common Control”, that the Merger Agreement was not treated as a common control transaction as there were no group of shareholders that holds more than 50% of the voting ownership interest of each entity with contemporaneous written evidence of an agreement to vote a majority of the entities’ shares in concert exists.

Gain from sale of subsidiary	$ 2,500,000			$ 2,500,000		$ 2,500,000
Description of Company's holdings in Valor Gold
Consequently, the issuance of 25 million shares of Valor Gold’s common stock to the Company accounted for approximately 38.6% of the total issued and outstanding stocks of Valor Gold as of May 24, 2012. As a result of the Company’s ownership interest of more than 20% of Valor Gold, the Company is considered to be an equity method investor which is accounted for under equity method of accounting.  As of June 30, 2012 the Company holds a 37.7% interest in Valor Gold.  The Company recorded its share of Valor Gold’s net loss which amounted to $83,333 using the equity method of accounting and such investment has been reduced to zero. Under ASC 323-10-35 “Investments – Equity Method”, the equity method investor shall discontinue applying the equity method when the investment has been reduced to zero and shall not provide for additional losses, unless the equity method investor provides or commits to provide additional funds to the investee, has guaranteed obligations of the investee, or is otherwise committed to provide further financial support to the investee. The Company is not obligated or committed to provide additional funds or further financial support to Valor Gold and as such the Company shall not record additional share of losses of Valor Gold upon reducing such investment to zero.

MARKETABLE SECURITIES - Schedule of Realized Gain on Sale of Securities (Details) (USD $)	1 Months Ended	3 Months Ended			4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Jul. 31, 2012	Jun. 30, 2012	Apr. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011
Cost
Gross Unrealized Gains
Gross Unrealized Losses
Realized gain - available for sale securities	225,000	17,600	340,600			340,600		340,600
Fair Value
Publicly Traded Equity Securities - Available for Sale
Cost
Gross Unrealized Gains
Gross Unrealized Losses
Realized gain - available for sale securities						340,600
Fair Value

MARKETABLE SECURITIES (Details Narrative) (USD $)	1 Months Ended	3 Months Ended			4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Jul. 31, 2012	Jun. 30, 2012	Apr. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Jan. 26, 2012 Amicor
Realized gain - trading securities						$ 19,702		$ 19,702
Net proceeds received from the sale of marketable securities						100,000		100,000
Net proceeds on sale of marketable securities						119,702
Purchase price of options to purchase properties and claims sold to Amicor, shares											10,000,000
Shares of Amicor Sold	1,500,000		760,000
Realized gain - available for sale securities	$ 225,000	$ 17,600	$ 340,600			$ 340,600		$ 340,600
Sale price per share of Amicor	$ 0.15
Company's percentage ownership of Amicor		27.60%				27.60%		27.60%			26.60%

PROPERTY AND EQUIPMENT - Schedule of Property Plant and Equipment (Details) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Property and equipment, gross	$ 8,437,036	$ 8,346,111
Accumulated depreciation	(780,160)	(315,008)
Property and equipment, net	7,656,876	8,031,103	33,524
Furniture and Fixtures
Property and equipment, gross	56,995	20,000
Estimated Useful Life	5 years	5 years
Office and Computer Equipments
Property and equipment, gross	144,916	26,606
Estimated Useful Life	1 - 5 years	1 - 5 years
Land
Property and equipment, gross	266,977	266,977
Estimated Useful Life	-	-
Building and Building Improvements
Property and equipment, gross	727,965	727,965
Estimated Useful Life	5 - 25 years	5 - 25 years
Site Costs
Property and equipment, gross	1,272,732	1,272,732
Estimated Useful Life	10 years	10 years
Crushing System
Property and equipment, gross	2,256,943	2,256,943
Estimated Useful Life	20 years	20 years
Process plant and equipments
Property and equipment, gross	3,160,833	3,115,266
Estimated Useful Life	10 years	10 years
Vehicles and mining equipments
Property and equipment, gross	$ 549,675	$ 659,622
Estimated Useful Life	5 - 10 years	5 - 10 years

PROPERTY AND EQUIPMENT (Details Narrative) (USD $)	4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended	2 Months Ended	6 Months Ended
	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Mar. 31, 2012 Mining and Drilling Equipments	Jun. 30, 2012 Acquisition Sub
Depreciation Expense	$ 325,928	$ 509,260	$ 4,053	$ 835,188	$ 8,928	$ 325,928	$ 4,196	$ 33,789
Property and equipment, gross	8,346,111	8,437,036		8,437,036		8,346,111	80,309
Sale of Mining and Drilling Equipments, Purchase Price							70,875
Sale of Mining and Drilling Equipments, gain/loss realizeed							9,434
Accumulated Depreciation	$ (315,008)	$ (780,160)		$ (780,160)		$ (315,008)		$ 39,912

SENIOR CONVERTIBLE PROMISSORY NOTES - Schedule of Senior Convertible Notes (Details) (Senior Convertible Promissory Notes, USD $)	Jun. 30, 2012	Dec. 31, 2011
Senior Convertible Promissory Notes
Debt		$ 7,999,778
Less: debt discount		(6,933,333)
Senior convertible promissory notes, net		$ 1,066,445

SENIOR CONVERTIBLE PROMISSORY NOTES (Details Narrative) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended	0 Months Ended	6 Months Ended						0 Months Ended		0 Months Ended		0 Months Ended			6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Mar. 30, 2012 Note Modification Agreement	Jun. 30, 2012 Note Modification Agreement	Feb. 23, 2012 Note Modification Agreement	Jun. 30, 2012 Senior Convertible Promissory Notes	Dec. 31, 2011 Senior Convertible Promissory Notes	Feb. 23, 2012 Senior Convertible Promissory Notes Platinum	Feb. 23, 2012 Senior Convertible Promissory Notes Lakewood	Mar. 30, 2012 Senior Convertible Note Assignee 1	Feb. 23, 2012 Senior Convertible Note Assignee 1	Mar. 30, 2012 Senior Convertible Note Assignee 2	Feb. 23, 2012 Senior Convertible Note Assignee 2	Mar. 30, 2012 Note Assignment and Assumption Agreement	Mar. 30, 2012 Note Assignment and Assumption Agreement Assignment 1	Mar. 30, 2012 Note Assignment and Assumption Agreement Assignment 2	Jun. 30, 2012 Relief Canyon Mine	Aug. 30, 2011 Relief Canyon Mine
Cash paid for acquisition																								$ 12,000,000
Senior Secured Convertible Promissory Notes issued for acquisition																								8,000,000
Senior Convertible Promissory Notes terms
The notes are joint and several obligations of the Company and Gold Acquisition and bore interest at a rate of 9% per annum with principal and interest payable on the first business day of each month commencing on the earlier of: (i) 3 months after the Company or Gold Acquisition begins producing or extracting gold from the Relief Canyon Mine or (ii) 18 months after the original date of issuance of the note (the “Commencement Date”). The principal amount shall be paid in 12 equal monthly installments, with the initial payment due on the Commencement Date.   The notes were convertible into shares of the Company’s common stock, at a price per share equal to $0.55, subject to adjustment in the event of mergers, recapitalizations, dividends and distributions applicable to shareholders generally and are further subject to full-ratchet anti-dilution protection.  In October 2011, the conversion price of the senior convertible promissory notes had been adjusted to $0.40 per share as a result of certain anti-dilution provisions contained therein due to the sale of common stock at $0.40 per share.

Payments on notes payable			(1,866,722)	(1,539,771)		(3,406,493)	(298,935)	(4,076,722)															1,039,771
Notes Assigned											4,000,000						2,400,000		1,600,000
Notes retained														2,368,183	592,046
Interest Rate																			9.00%
Conversion Price														$ 0.4	$ 0.4		$ 0.4	$ 0.35	$ 0.4		$ 0.35
Shares issued in Note Modification Agreement											2,000,000			1,600,000	400,000
Warrants issued in Note Modification agreement											5,180,400			4,144,320	1,036,080
Warrant Exercise Price									$ 0.35		$ 0.4			$ 0.4	$ 0.4	$ 0.35		$ 0.35		$ 0.35	$ 0.35	$ 0.35
Fair Value of Shares issued in Note Modification Agreement, per share											$ 0.489
Fair Value of Shares issued in Note Modification Agreement, value											978,000
Fair value of Warrants issued in Note Modification Agreement, per warrant											$ 0.394
Fair value of Warrants issued in Note Modification Agreement, value											2,044,186
Fair Value Notes Modification, share price											$ 0.489
Fair Value Notes modification, expected volatility											110.00%
Fair Value Notes modification, expected term											5 years
Fair Value Notes modification, risk-free interest rate											0.88%
Interest Expense										3,022,186										168,163
Senior convertible promissory notes, net									2,960,229				1,066,445							2,967,729
Notes converted to shares, value									262,500							2,400,000		1,600,000		3,256,252	1,892,014	1,100,000
Notes converted to shares, shares									750,000									4,612,571			5,405,754
Gain Loss on Extinguishment of Debt				(4,769,776)		(4,769,776)			51,563							787,319		524,878		294,285	615,138	357,635
Notes converted to shares, value allocated to assignees																				2,992,014
Notes converted to shares, value waived																				264,238
Extinguishment of Debt, realized due to conversion price reduction																475,671		317,114		529,911
Additional Shares issued in conversion																		954,325			1,118,432
Share Price																$ 1		$ 0.55			$ 0.55
Series D Preferred Stock stated value																$ 1						$ 1
Notes converted to shares, Series D Preferred Stock Issued																2,421,600						1,100,000
Additional Series D Preferred Stock Issued																501,021						227,586
Preferred stock deemed dividend			3,284,396	1,616,777		4,901,173		3,284,396								286,298						130,049
Accrued Interest converted to shares, value																21,600		14,400
Less: debt discount													(6,933,333)
Accrued Interest												$ 0	$ 45,999

CONVERTIBLE PROMISSORY NOTES - Schedule of Convertible Notes (Details) (Convertible Promissory Notes, USD $)	Jun. 30, 2012	Dec. 31, 2011
Convertible Promissory Notes
Debt		$ 1,015,604
Less: debt discount		(897,117)
Convertible promissory notes, net		$ 118,487

CONVERTIBLE PROMISSORY NOTES (Details Narrative) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended			0 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Jun. 30, 2012 Convertible Promissory Notes	Dec. 31, 2011 Convertible Promissory Notes	Mar. 30, 2012 Convertible Promissory Notes Frost Gamma Investments Trust	Oct. 31, 2011 Convertible Promissory Notes Frost Gamma Investments Trust	Sep. 14, 2011 Convertible Promissory Notes Frost Gamma Investments Trust
Debt										$ 1,015,604			$ 1,715,604
Interest Rate													9.00%
Conversion Price													$ 0.5
Waiver agreement prepayment												700,000
Series D Preferred Stock stated value											$ 1
Notes converted to shares, value											1,015,604
Accrued Interest converted to shares, value											9,140
Notes converted to shares, Series D Preferred Stock Issued											1,024,744
Additional Series D Preferred Stock Issued											212,017
Extinguishment of Debt, realized due to conversion price reduction											483,094
Gain Loss on Extinguishment of Debt				(4,769,776)		(4,769,776)					333,168
Preferred stock deemed dividend			3,284,396	1,616,777		4,901,173		3,284,396			121,152
Less: debt discount										(897,117)
Accrued Interest									$ 0	$ 7,882

NOTES PAYABLE - Schedule of Notes Payable (Details) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Notes Payable Related Party	Dec. 31, 2011 Notes Payable Related Party	Feb. 28, 2011 Notes Payable Related Party
Debt				$ 561,750	$ 561,750	$ 4,500,000
Less: debt discount					(50,918)	1,800,000
Note payable - related party, net	$ 561,750	$ 510,832		$ 561,750	$ 510,832

NOTES PAYABLE (Details Narrative) (USD $)	4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended	1 Months Ended		1 Months Ended	5 Months Ended			6 Months Ended
	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Aug. 31, 2011 Continental Resources Group	Jul. 22, 2011 Continental Resources Group	Feb. 28, 2011 Notes Payable	Dec. 31, 2011 Notes Payable	Mar. 31, 2012 Notes Payable	Nov. 29, 2011 Notes Payable	Jun. 30, 2012 Notes Payable Related Party	Dec. 31, 2011 Notes Payable Related Party	Feb. 28, 2011 Notes Payable Related Party
Debt											$ 500,000		$ 561,750	$ 561,750	$ 4,500,000
Interest Rate								12.00%			5.00%				6.00%
Extension of Credit Description															As consideration for the extension of credit pursuant to the Credit Facility Agreement, the Borrowers are obligated to pay a fee equal to 15% of the initial loan commitment of $4.5 million of which Sheldon Finkel, shall receive a pro-rata portion (1/3).
Shares Series A Preferred Stock issued									2,250,000
Fair value of shares issued, per share									$ 1.2
Fair value of shares issued, value									2,700,000
Less: debt discount														(50,918)	1,800,000
Deferred Financing Cost			900,000			900,000			900,000
Deferred Financing Cost, Shares									750,000
Payments on notes payable	(1,866,722)	(1,539,771)		(3,406,493)	(298,935)	(4,076,722)	50,000			(3,326,500)
Notes converted to Units, balance of note												611,750
Notes converted to units, units												1,529,375
Notes converted to units, per unit price												$ 0.4
Accrued Interest													126,416	109,493
Interest Expense													101,836
Note Payable								$ (50,000)

DERIVATIVE LIABILITY - Schedule of Fair Value Assumptions Derivative Liability (Details) (USD $)	0 Months Ended	6 Months Ended
	Feb. 23, 2012	Jun. 30, 2012 Derivative Liability Lower Range	Jun. 30, 2012 Derivative Liability Upper Range
Expected volatility	110.00%	103.60%	111.00%
Expected term	5 years	2 years	2 years 2 months 2 days
Risk-free interest rate (annual)	0.88%	0.27%	0.33%
Expected dividend yield		$ 0	$ 0

DERIVATIVE LIABILITY (Details Narrative) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011
Derivative Liability Details Narrative
Derivative liability			$ 6,295,400					$ 6,295,400
Change in fair value of derivative liability			6,902,806	(1,454,889)		5,447,917		6,902,806
Reclassification of derivative liability to equity				$ 7,750,289		$ 7,750,289

RELATED PARTY TRANSACTIONS (Details Narrative) (USD $)	4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended	6 Months Ended	0 Months Ended	1 Months Ended
	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Jun. 30, 2012 Continental Resources Group	May 04, 2011 Notes Payable Related Party	Feb. 28, 2011 Notes Payable Related Party	Jun. 30, 2012 Barry Honig, Director and CEO	Jun. 30, 2012 Barry Honig Family Members
Debt									$ 2,250,000
Extension of Credit Description									As consideration for the extension of credit pursuant to the Credit Facility Agreement, the Borrowers are obligated to pay a fee equal to 15% of the initial loan commitment of $4.5 million of which Sheldon Finkel, shall receive a pro-rata portion (1/3).
Shares Series A Preferred Stock issued									750,000
Notes converted to shares, value								1,688,250
Notes converted to shares, shares								1,500,000
Note payable - related party, net of debt discount	510,832	561,750		561,750		510,832
Shares of Contiental										6,049,126	3,685,000
Continental's ownership in Pershing										29.65%
Shares issued for payment of Continental's accrued legal fees							250,000
Issuance of common stock for payment of Continental's accrued legal fees		170,614		170,614			170,614
Payments for Continental's accounting fees							40,150
Distribution to former parent company		517,949		517,949			558,099
Due from equity method investor (former Parent Company)	$ 347,335					$ 347,335

STOCKHOLDERS' EQUITY - Schedule Of Assumptions in valuing Warrants (Details) (USD $)	0 Months Ended
Feb. 23, 2012
Stockholders Equity - Schedule Of Assumptions In Valuing Warrants Details
Risk-free interest rate (annual)	0.88%
Expected volatility	110.00%
Expected term	5 years
Expected dividend yield

STOCKHOLDERS' EQUITY - Schedule of Stock Option Activity (Details) (Stock Options, USD $)	0 Months Ended				6 Months Ended
	Jun. 18, 2012	Mar. 06, 2012	Feb. 09, 2012	Jul. 22, 2011	Jun. 30, 2012
Stock Options
Balance at December 31, 2011					3,548,000
Granted	2,700,000	1,100,000	10,000,000	2,248,000	31,800,000
Exercised
Forfeited					(500,000)
Cancelled
Balance outstanding at June 30, 2012					34,848,000
Exercisable at June 30, 2012					31,395,467
Options expected to vest					3,452,533
Balance at December 31, 2011					$ 1.11
Granted					$ 0.39
Exercised
Forfeited					$ 0.81
Cancelled
Balance outstanding at June 30, 2012					$ 0.46
Exercisable at June 30, 2012					$ 0.46
Weighted average fair value of options granted during the period	$ 0.28	$ 0.41	$ 0.45	$ 1.11	$ 0.36
Balance at December 31, 2011					8 years 5 months 12 days
Granted					10 years
Forfeited					8 years 7 months 3 days
Balance outstanding at June 30, 2012					9 years 7 months 6 days

STOCKHOLDERS' EQUITY - Schedule of Warrant Activity (Details) (Warrants, USD $)	6 Months Ended
Jun. 30, 2012
Warrants
Balance at December 31, 2011	35,603,142
Granted	20,449,150
Cancelled	(32,430,954)
Forfeited
Exercised	(11,399,150)
Balance at June 30, 2012	12,222,188
Warrants exercisable at June 30, 2012	12,222,188
Balance at December 31, 2011	$ 2.64
Granted	$ 0.46
Cancelled	$ 2.83
Forfeited
Exercised	$ 0.42
Balance at June 30, 2012	$ 0.55
Warrants exercisable at June 30, 2012	$ 0.55
Weighted average fair value of options granted during the six months ended June 30, 2012	$ 0.37
Balance at December 31, 2011	3 years 11 months 9 days
Granted	4 years 2 months 12 days
Cancelled	3 years 10 months 10 days
Exercised	4 years 7 months 21 days
Balance at June 30, 2012	2 years 9 months 7 days
Warrants exercisable at June 30, 2012	2 years 9 months 7 days

STOCKHOLDERS' EQUITY PREFERRED (Details Narrative) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended	0 Months Ended					2 Months Ended			0 Months Ended	1 Months Ended		0 Months Ended			1 Months Ended			0 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Mar. 30, 2012 Note Assignment and Assumption Agreement	Mar. 30, 2012 Note Assignment and Assumption Agreement Assignment 2	Mar. 30, 2012 Senior Convertible Note Assignee 1	Mar. 30, 2012 Convertible Promissory Notes Frost Gamma Investments Trust	Feb. 03, 2012 Series B Preferred Stock	Dec. 01, 2011 Series B Preferred Stock	Jun. 30, 2012 Series B Preferred Stock	Dec. 31, 2011 Series B Preferred Stock	Sep. 29, 2011 Series C Preferred Stock	Jun. 30, 2012 Series C Preferred Stock	Dec. 31, 2011 Series C Preferred Stock	Sep. 29, 2011 Series C Warrants	Mar. 30, 2012 Series D Preferred Stock	Feb. 23, 2012 Series D Preferred Stock	Jun. 30, 2012 Series D Preferred Stock	Feb. 21, 2012 Series D Preferred Stock	Dec. 31, 2011 Series D Preferred Stock	Mar. 30, 2012 Series D Preferred Stock Convertible Promissory Notes	Feb. 23, 2012 Series D Warrants
Preferred stock, Par Value (in dollars per share)	$ 0.0001		$ 0.0001	$ 0.0001		$ 0.0001	$ 0.0001	$ 0.0001							$ 0.0001	$ 0.0001		$ 0.0001	$ 0.0001				$ 0.0001	$ 0.0001	$ 0.0001
Preferred stock, Authorized (in shares)	50,000,000		50,000,000	50,000,000		50,000,000	50,000,000	50,000,000							8,000,000	8,000,000		3,284,396	3,284,396				7,500,000	1,000,000	7,500,000
Preferred Shares converted													500,000	7,500,000				3,284,396			400,000		6,086,968
Securities converted to common stock													500,000	7,500,000				10,263,738		4,429,415	1,153,143		19,021,775
Shares sold for cash																	3,284,396					1,000,000
Proceeds from sale of shares																	$ 3,284,396					$ 1,000,000
Warrants sold for cash																				9,853,188							8,750,000
Warrants exercise price																				$ 0.6
Warrants Expiration (in years)																				2
Conversion Price																	$ 0.5							$ 0.4
Stated Value per Preferred Share																	$ 1.5							$ 1
Preferred stated dividend rate																								9.00%
Proceeds Used for Description																						All of the Proceeds from the Series D Preferred Stock Purchas Price were used to prepay (i) $800,000 of that certain senior secured convertible promissory note to Platinum and (ii) $200,000 of that certain senior secured convertible promissory ntoe to Lakewood.
Embedded Conversion Feature																						226,629
Preferred stock deemed dividend			3,284,396	1,616,777		4,901,173		3,284,396		130,049	286,298	121,152									79,278	773,371				537,499
Notes converted to shares, value									3,256,252	1,100,000	2,400,000	1,015,604
Share Price											$ 1	$ 1											$ 0.36
Notes converted to shares, Series D Preferred Stock Issued										1,100,000	2,421,600	1,024,744
Additional Series D Preferred Stock Issued										227,586	501,021	212,017
Gain Loss on Extinguishment of Debt				(4,769,776)		(4,769,776)			294,285	357,635	787,319	333,168														2,436,888
Preferred stock dividends	(12,150)		(3,284,396)	(21,150)		(21,150)		(3,284,396)															(21,150)
Accrued Dividends																							17,550
Additional Common Stock Issued																							3,000,000
Value of Common Stock Issued																							$ 1,086,000

STOCKHOLDERS' EQUITY COMMON (Details Narrative) (USD $)	6 Months Ended		0 Months Ended			0 Months Ended		0 Months Ended				0 Months Ended			1 Months Ended		2 Months Ended	0 Months Ended
	Jun. 30, 2012	Feb. 09, 2012	Apr. 05, 2012 Victoria Gold	Jul. 22, 2011 Continental Resources Group	May 24, 2012 Valor Gold	Mar. 30, 2012 Note Modification Agreement	Feb. 23, 2012 Note Modification Agreement	Mar. 30, 2012 Note Assignment and Assumption Agreement	Mar. 30, 2012 Note Assignment and Assumption Agreement Assignment 1	Mar. 30, 2012 Senior Convertible Note Assignee 2	Feb. 23, 2012 Senior Convertible Note Assignee 2	Jun. 19, 2012 Common Stock	Apr. 27, 2012 Common Stock	Mar. 20, 2012 Common Stock	Apr. 30, 2012 Common Stock	Mar. 31, 2012 Common Stock	Feb. 29, 2012 Common Stock	Jun. 18, 2012 Restricted Common Stock
Units sold for cash, units																	2,237,500
Units sold for cash, value																	$ 847,500
Units sold for cash, per unit price																	$ 0.4
Shares sold for cash												12,500,000			4,385,716		2,237,500
Warrants sold for cash																	1,118,750
Warrants exercise price																	$ 0.6
Proceeds from sale of shares												4,000,000			1,535,000
Share Price			$ 0.46						$ 0.55	$ 0.55		$ 0.32	$ 0.9			$ 0.55
Fees paid in private placement, cash												75,000
Fees paid in private placement, shares												234,375
Alfers Employment Agreement Description, and vesting information
On February 9, 2012, the Board of Directors of the Company appointed Stephen Alfers as Chairman and Chief Executive Officer of the Company.  Simultaneously with Mr. Alfers’ appointment, Barry Honig resigned from his position as Chairman of the Company but remains a member of the Board. On February 9, 2012, the Company entered into an employment agreement with Mr. Alfers, pursuant to which Mr. Alfers shall serve as the Chief Executive Officer of the Company until December 31, 2015, subject to renewal.  Pursuant to the terms of his Employment Agreement, Mr. Alfers will be entitled to a base salary of $250,000 per year and was issued (i) 12,000,000 shares of the Company’s restricted common stock and (ii) an option to purchase 10,000,000 shares of the Company’s common stock with a term of ten years and an exercise price equal to the closing price of the Company’s common stock on the trading day immediately prior to the date of issuance of such grant  or $0.49 which shall be vested in full on the Effective Date.

Vesting of restricted stock grant is as follows:

i.
6,000,000 shares of restricted common stock (less any shares sooner vested upon registration of 3,000,000 shares of the restricted common stock with the Securities Exchange Commission) shall vest on the earlier of (a) such date that the Company consummates a secondary public offering of its securities in which the Company receives gross proceeds of at least $7,000,000 or (b) one (1) year from the Effective Date of this Agreement;

ii.	3,000,000 shares of restricted common stock shall vest two (2) years from the effective date of this agreement; and
iii.	3,000,000 shares of restricted common stock shall vest three (3) years from the effective date of this agreement.

Stock-based compensation	1,735,417																	62,333
Unrecognized compensation expense	4,144,583																	2,997,667
Shares issued in Note Modification Agreement							2,000,000
Fair Value of Shares issued in Note Modification Agreement, per share							$ 0.489
Fair Value of Shares issued in Note Modification Agreement, value							978,000
Notes converted to shares, value						262,500		3,256,252	1,892,014	1,600,000
Accrued Interest converted to shares, value										14,400
Notes converted to shares, shares						750,000			5,405,754	4,612,571
Conversion Price									$ 0.35	$ 0.35	$ 0.4
Additional Common Stock Issued									1,118,432	954,325
Value of Common Stock Issued									615,138
Extinguishment of Debt, realized due to conversion price reduction								529,911		317,114
Gain Loss on Extinguishment of Debt						51,563				524,878
Shares issued for services, shares													50,000	250,000		200,000		9,000,000
Legal Services Expense														129,028
Accrued Legal Fees Paid														170,614
Fair Value of Shares Issued for services													45,000	299,642		110,000
Warrant exercise, number of shares converted into																6,229,718
Warrants exercised																11,399,150
Common Stock Issued for purchase of assets or interest			10,000,000	76,095,214
Warrants Issued for purchase of assets or interest			5,000,000	41,566,999
Warrant Exercise Price			$ 0.6
Fair Value of Shares Issued			$ 4,600,000	$ 4,883,196
Acres of Property			13,300
Description of asset purchase agreement with Continental Resources				Closed on the purchase of substantially all of the assets of Continental in consideration for (i) shares of the Company's common stock which was equal to eight shares for every 10 shares of Continental's common stock outstanding; (ii) the assumption of the outstanding warrants to purchase shares of Continental's common stock and (iii) the assumption of Continental's 2010 Equity Incentive Plan and all options granted and issued thereunder
Shares Issued in cancellation of Warrants, Description				The Company issued 9,729,285 shares of the Company's common stock at a ratio of 300 shares for every 1,000 Company Warrants held.
Shares Issued in cancellation of Warrants				9,729,285
Warrants Cancelled				32,430,954
Grant Date Fair Market Value of Shares Issued in Cancellation of Warrants				$0.29 - $0.505 per share
Common Shares Cancelled					1,750,000

STOCKHOLDERS' EQUITY OPTIONS AND WARRANTS (Details Narrative) (USD $)	3 Months Ended		4 Months Ended	6 Months Ended		10 Months Ended	11 Months Ended	12 Months Ended	0 Months Ended			1 Months Ended	0 Months Ended				6 Months Ended		0 Months Ended				1 Months Ended		0 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Dec. 31, 2010	Dec. 31, 2011	Apr. 05, 2012 Victoria Gold	Feb. 23, 2012 Platinum Senior Convertible Promissory Notes	Feb. 23, 2012 Lakewood Senior Convertible Promissory Notes	Apr. 30, 2012 Barry Honig, Director and CEO	Jun. 18, 2012 Stock Options	Mar. 06, 2012 Stock Options	Feb. 09, 2012 Stock Options	Jul. 22, 2011 Stock Options	Jun. 30, 2012 Stock Options	Sep. 29, 2010 Stock Options	Jun. 18, 2012 Stock Options Barry Honig, Director and CEO	Apr. 06, 2012 Stock Options Barry Honig, Director and CEO	Mar. 06, 2012 Warrants	Jul. 22, 2011 Warrants	Mar. 31, 2012 Warrants	Feb. 29, 2012 Warrants	Mar. 29, 2012 Series D Warrants
Shares reserved for Incentive Plan																	40,000,000	2,800,000
Stock-based compensation				$ 1,735,417									$ 116,250	$ 136,816	$ 4,537,000	$ 814,997	$ 46,540		$ 1,660,200			$ 165,730
Stock-based consulting expense													93,000	78,181							163,155	0
Unrecognized compensation expense	4,144,583			4,144,583		4,144,583										473,286	86,418
Unrecognized Compensation Expense - 2012 Plan																	771,533
Awards granted													2,700,000	1,100,000	10,000,000	2,248,000	31,800,000		6,000,000	12,000,000	400,000	41,566,999
Awards granted, term									2 years				10 years	10 years	10 years	10 years			10 years	10 years	10 years	10 years
Awards granted, exercise price													$ 0.34	$ 0.45		$ 1.423			$ 0.34	$ 0.35	$ 0.45
Awards granted, fair value on grant, per award									$ 0.22				$ 0.28	$ 0.41	$ 0.45	$ 1.11	$ 0.36		$ 0.28	$ 0.39	$ 0.41	$ 1.11
Awards granted, fair value on grant									1,109,441				747,090	448,690	4,537,000				1,660,200	4,633,200	163,155
Awards granted, stock price assumption									$ 0.46				$ 0.34	$ 0.45	$ 0.49	$ 1.1			$ 0.34	$ 0.46	$ 0.45	$ 1.1
Awards granted, volatility assumption									105.00%				107.00%	103.00%	110.00%	196.00%			107.00%	105.00%	110.00%	193.00%
Awards granted, risk-free interest rate									0.35%				0.69%	1.98%	2.04%	2.99%			0.69%	0.89%	1.98%	1.56%
Awards Forfeited																	500,000
Description of Consulting Agremeent with Barry Honig
On April 6, 2012, the Company and its director, Barry Honig, entered into a consulting agreement (the “Consulting Agreement”) pursuant to which Mr. Honig would provide certain consulting services relating to business development, corporate structure, strategic and business planning, selecting management and other functions reasonably necessary for advancing the business of the Company.  The Consulting Agreement has an initial term of three years, subject to renewal.

In consideration for his services, the Company agreed to pay Mr. Honig the following consideration:

•	A ten-year option to purchase 12,000,000 shares of the Company’s common stock, exercisable at $0.35 per share which shall be vested in full on the date of issuance;
•
On such date that the Company receives minimum gross proceeds of at least $5,000,000 due to the occurrence of a Triggering Event (as defined in the Consulting Agreement) or the combination of multiple Triggering Events, Mr. Honig shall receive a one -time payment of $200,000; and

•	Upon a Change in Control (as defined in the Consulting Agreement) of the Company, Mr. Honig shall receive a one-time payment of $500,000.

Consulting fees	685,949	199,407	5,571,179	1,604,573	387,267	7,175,752	354,090	6,475,520				200,000
Intrinsic value of options outstanding																	$ 687,000
Warrant exercise, number of shares converted into																							336,974	2,925,601	2,967,143
Warrants exercised																							968,750	5,180,400	5,250,000
Warrants issued in Note Modification agreement										4,144,320	1,036,080
Warrant Exercise Price										$ 0.4	$ 0.4
Warrants Issued for purchase of assets or interest									5,000,000
Warrant Exercise Price									$ 0.6

COMMITMENTS AND CONTINGENCIES - Schedule of Future Minimum Rental Payments (Details) (USD $)	Jun. 30, 2012
Commitments And Contingencies - Schedule Of Future Minimum Rental Payments Details
December 31, 2012	$ 22,108
December 31, 2013	48,796
December 31, 2014	46,306
December 31, 2015 and thereafter	11,651
Total	$ 128,861

COMMITMENTS AND CONTINGENCIES (Details Narrative) (USD $)	Jun. 30, 2012	Feb. 29, 2012	Feb. 07, 2012
Commitments And Contingencies Details Narrative
Litigation Description
Gold Acquisition Corp., v FirstGold Corp. et al (Case No. 12-05013-GWZ)

On or about February 29, 2012, Gold Acquisition Corp. ("GAC") commenced an adversary proceeding in the United States Bankruptcy Court for the District of Nevada against FirstGold, Terence Lynch and Relief Gold Group, and moved, by order to show cause, for a preliminary injunction and temporary restraining order staying the prosecution of the above-referenced action pending in the Southern District.  The motion for a preliminary injunction was denied on or about March 15, 2012.   Firstgold filed a motion to dismiss the complaint on April 23, 2012. On June 22, 2012, the Court ordered a "stand still" of this litigation, effectively staying any further action, until December 12, 2012.

GAC also filed a Motion for Order to Show Cause in Firstgold’s main bankruptcy action Case No. 10-50215-GWZ requesting that the court require Firstgold to complete documentation for conveyance of property.   That motion was granted on or about February 28, 2012.

Relief Gold Group, Inc., v Sagebrush Gold Ltd, Gold Acquisition Corp., Barry C. Honig, and David S. Rector (12 civ 0952)

On February 7, 2012, the Company obtained a copy of  a complaint filed in the United States District Court for the Southern District of New York (the “Complaint”) entitled Relief Gold Group, Inc., v Sagebrush Gold Ltd, Gold Acquisition Corp., Barry C. Honig, and David S. Rector (12 civ 0952).  Relief Gold alleges various causes of action including breach of contract, intentional interference with contract, intentional interference with prospective business relationship/economic relations, misappropriation of trade secrets and unjust enrichment, related to the Company’s acquisition on August 30, 2011 of the assets of the Relief Canyon Mine pursuant to Chapter 11 of the Bankruptcy Code. The Company served and filed its Answer to the Complaint on May 24, 2012, in which it denied the material allegations of the Complaint and asserted a number of affirmative defenses. The Company disputes the allegations in the Complaint and believes the Complaint to be wholly without merit and intends vigorously to defend the claims.

Annual Rent, per square foot	18.5
Annual rent, total	$ 44,215

MINERAL PROPERTIES (Details Narrative) (USD $)	Jun. 30, 2012 Relief Canyon Mine	Aug. 30, 2011 Relief Canyon Mine	Apr. 30, 2012 Pershing Pass Property	Mar. 31, 2012 Pershing Pass Property	Apr. 05, 2012 Victoria Gold
Unpatented Lode Mining Claims Owned	58			489	283
Unpatented Millsites owned	118
Cash paid for acquisition		$ 12,000,000		$ 550,000	$ 2,000,000
Senior Secured Convertible Promissory Notes issued for acquisition		8,000,000
Fair Value of Mineral Property Acquisitions		$ 8,501,071
Net Smelter Return Royalty Percentage		2.00%			2.00%
Acres of Property				9,700	13,300
Additional Mining Claims purchased			17
Common Stock Issued for purchase of assets or interest					10,000,000
Warrants Issued for purchase of assets or interest					5,000,000
Warrant Exercise Price					$ 0.6
Additional purchase expenditures description					In connection with the foregoing purchase, the Company has agreed to purchase all of the Seller's data, information and records related thereto, including all internal analyses and reports prepared by third party consultants or contractors, and to assume all liabilities and obligations of the Sllers arising after the closing of the transaction, including additional expenditures to be made in accordance with the 2006 Mineral Lease in the amount of approximately $750,000 by June 15, 2012. The Company has fulfilled this obligation and has spent approximately $1.4 million of expenditures on the private lands and mining claims leased from Newmont.

SUBSEQUENT EVENTS (Details Narrative) (USD $)	0 Months Ended	1 Months Ended	2 Months Ended	1 Months Ended
	Jun. 19, 2012 Common Stock	Apr. 30, 2012 Common Stock	Feb. 29, 2012 Common Stock	Jul. 31, 2012 Amicor Common Stock	Jul. 31, 2012 Barry Honig, Director and CEO	Aug. 10, 2012 Sheldon Finkel
Shares sold for cash	12,500,000	4,385,716	2,237,500	1,500,000
Shares sold, per share price				$ 0.15
Proceeds from sale of shares	$ 4,000,000	$ 1,535,000		$ 225,000
Notes Assigned					$ 42,000
Description of Cancellation of Debt and Assignment of Shares with Sheldon Finkel

On August 10, 2012, the Company entered into a Cancellation of Debt and Assignment of Shares Agreement with the Assignee and Sheldon Finkel, the Company’s former Chief Executive Officer. Pursuant to the Separation Agreement and Release dated in September 2011, Sheldon Finkel retained 600,000 shares of the Company’s common stock (the “Executive Retained Securities”) which were pledged as collateral security for the repayment of certain amounts owed to the Company by a third party (the “Third Party Receivable”). The Third Party receivable was not collected by the Company and accordingly, the Company was entitled to receive 300,000 shares of the Executive Retained Securities.  On August 10, 2012, the Company and Sheldon Finkel agreed that Mr. Finkel would surrender 300,000 shares of the Executive Retained Securities to the Company in consideration for the cancellation of the Third Party Receivable. Pursuant to the Cancellation of Debt and Assignment of Shares Agreement, the Company, Sheldon Finkel and the Assignee have agreed that in consideration for the cancellation and satisfaction of the Assigned Note, Mr. Finkel shall transfer and assign the 300,000 shares of Executive Retained Securities due to the Company to the Assignee. As a result of the transfer and assignment of the 300,000 shares of the Company’s common stock to the Assignee, the Third Party Receivable and the Assigned Note are extinguished. The Company valued the 300,000 common shares at the fair market value on the date of grant or assignment at approximately $0.345 per share or $103,500. In connection with the assignment of the 300,000 shares of common stock, the Company reduced the outstanding principal note by $42,000 and recognized an interest expense of $61,500. The remaining outstanding principal note due to Barry Honig amounted to $519,750 after such assignment transaction.